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                     COGENTRIX VIRGINIA LEASING CORPORATION


                            ------------------------

                           THIRD AMENDED AND RESTATED

                                 LOAN AGREEMENT

                                   Dated as of

                                December 22, 1997

                            ------------------------


                                CREDIT LYONNAIS,

                                  as the Agent,
                                the Issuing Bank
                                  and a Lender

                                       and

                        the other financial institutions
                           parties hereto, as Lenders


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

                                Table of Contents

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                                                                           ----


SECTION 1.  TERM LOANS......................................................  2

         1.1   Term Loans...................................................  2
         1.2   Procedure for Borrowing of Additional Term Loans.............  2
         1.3   Term Notes...................................................  3
         1.4   Repayment of Term Loans......................................  3
         1.5   Reduction of Total Permitted Term Loan Amount................  3
         1.6   Reduction Amount Schedule....................................  4

SECTION 2.  INTEREST AND FEES...............................................  4

         2.1   Rate of Interest.............................................  4
         2.2   Interest Payment Dates.......................................  4
         2.3   Continuation of Eurodollar Loans and CD Rate Loans...........  5
         2.4   Conversion of Loans..........................................  5
         2.5   Minimum Amounts of Tranches..................................  6
         2.6   Computation of Interest......................................  6
         2.7   Inability to Determine Interest Rate.........................  6
         2.8   Pro Rata Treatment and Payments..............................  7
         2.9   Illegality...................................................  8
         2.10  Requirements of Law..........................................  8
         2.11  Taxes........................................................  9
         2.12  Indemnity.................................................... 10
         2.13  Fees......................................................... 10

SECTION 2A.  DEBT SERVICE LETTER OF CREDIT.................................. 11

         2A.1  Issuance of Debt Service Letter of Credit.................... 11
         2A.2  Available Amount............................................. 12
         2A.3  Debt Service Letter of Credit Operations..................... 12
         2A.4  Agreement To Repay Debt Service Letter of Credit
                  Disbursements............................................. 12
         2A.5  Application of Payments...................................... 15
         2A.6  Debt Service Letter of Credit Fee............................ 15
         2A.7  Effect of Event of Default................................... 16
         2A.8  Obligations Absolute......................................... 16
         2A.9  Survival of Agreements, Representations and Warranties, Etc.. 16
         2A.10 Increased Costs.............................................. 17

SECTION 3.  PAYMENTS, ETC................................................... 18

         3.1   Prepayments.................................................. 18
                      (a)  Mandatory........................................ 18
                      (b)  Optional......................................... 18
         3.2   Overdue Payments............................................. 19
         3.3   Computation of Time Periods.................................. 19

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         3.4   Right to Set off............................................. 19
         3.5   Total Additional Term Loan Commitment Reductions............. 20
                      (a)  Mandatory........................................ 20
                      (b)  Optional......................................... 20

SECTION 4.  CONDITIONS PRECEDENT............................................ 20

         4.1          Conditions to Effectiveness........................... 20
                      (a)  Agreement........................................ 20
                      (b)  Deed of Trust Amendment.......................... 21
                      (c)  Pledge Agreement. ............................... 21
                      (d)  Security Agreement Amendment..................... 21
                      (e)  Security Deposit Agreement....................... 21
                      (f)  Existing Interest Rate Protection Agreements..... 21
                      (g)  Ship Mortgage Amendment.......................... 21
                      (h)  Management Agreement Amendment................... 21
                      (i)  Title Insurance; Survey.......................... 21
                      (j)  Cogentrix Energy Indemnity Agreement............. 22
                      (k)  Power Purchaser Consent.......................... 22
                      (l)  Corporate Proceedings of the Borrower............ 22
                      (m)  Incumbency Certificate of the Borrower........... 22
                      (n)  Corporate Proceedings of the Parent.............. 22
                      (o)  Incumbency Certificate of the Parent............. 22
                      (p)  Corporate Proceedings of Cogentrix Energy........ 23
                      (q)  Incumbency Certificate of Cogentrix Energy....... 23
                      (r)  Legal Opinions................................... 23
                      (s)  No Default....................................... 23
                      (t)  Representations and Warranties................... 24
                      (u)  Responsible Officer's Certificate................ 24
                      (v)  Certificate of Ownership and Abstract of Title... 24
                      (w)  Certificates..................................... 24
                      (x)  Evidence of Insurance............................ 24
                      (y)  Bank Assignment.................................. 24
                      (z)  Assigned Contracts; Consents..................... 24
                      (aa) Insurance Advisor's Report....................... 24
                      (bb) Engineer's Report................................ 24
                      (cc) Notes............................................ 25
                      (dd) Fees............................................. 25
                      (ee) Pro Forma Financial Statements................... 25
                      (ff) Debt Service Letter of Credit.................... 25
                      (gg) Power Purchase Agreement Amendment............... 25
                      (hh) Power Purchaser Notice........................... 25
                      (ii) Borrowing Request................................ 25
                      (jj) Payment of Interest and Fees..................... 26
                      (kk) Additional Matters............................... 26

         4.2          Conditions to Additional Term Loans................... 26
                      (a)  No Default....................................... 26
                      (b)  No Event of Loss................................. 26

                                                                           Page
                                                                           ----

SECTION 5.  REPRESENTATIONS AND WARRANTIES.................................. 26

         5.1   Financial Statements; Liabilities............................ 26
         5.2   Corporate Existence.......................................... 27
         5.3   Compliance with Law.......................................... 27
         5.4   Corporate Power and Authorization; Enforceable Obligations... 27
         5.5   Governmental Actions......................................... 28
         5.6   No Legal Bar................................................. 28
         5.7   No Litigation................................................ 29
         5.8   No Default or Event of Loss.................................. 29
         5.9   Ownership of Property; Liens................................. 29
         5.10  No Burdensome Restrictions................................... 29
         5.11  Taxes........................................................ 29
         5.12  Public Utility Status........................................ 30
         5.13  Federal Regulations.......................................... 30
         5.14  ERISA........................................................ 31
         5.15  Investment Company Act....................................... 31
         5.16  Security Documents........................................... 31
         5.17  Full Disclosure.............................................. 31
         5.18  Power Purchase Agreement and Other Assigned Contracts........ 31
         5.19  Principal Place of Business, Etc............................. 32
         5.20  Water Supply................................................. 32
         5.21  Compliance with Building Codes, Zoning Laws, Etc............. 32
         5.22  Roads........................................................ 33
         5.23  Deed of Trust................................................ 33
         5.24  Sufficiency of Project Documents............................. 33
         5.25  Outstanding Shares of Capital Stock of Borrower.............. 33
         5.26  Environmental Matters........................................ 33
         5.27  Subsidiaries................................................. 34
         5.28  Representations and Warranties in Other Project Documents.... 34
         5.29  Relocation of Coal Conveyor and Steam Pipelines.............. 34

SECTION 6.  AFFIRMATIVE COVENANTS........................................... 34

         6.1   Financial Statements......................................... 34
         6.2   Certificates; Other Information.............................. 35
         6.3   Payment of Obligations....................................... 36
         6.4   Conduct of Business and Maintenance of Existence............. 37
         6.5   Maintenance of Property; Operation of Project;
                 Restoration of Facility.................................... 37
         6.6   Assigned Contracts........................................... 37
         6.7   Insurance.................................................... 38
         6.8   Inspection of Property; Books and Records; Discussions....... 42
         6.9   Notices...................................................... 42
         6.10  Assignments of Additional Contracts; Maintenance of
                 Liens of the Security Documents; Future Mortgages.......... 44


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                                                                           Page
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         6.11  Employee Plans............................................... 44
         6.12  Management Letters........................................... 45
         6.13  Plans........................................................ 45
         6.14  Correction of Work........................................... 45
         6.15  Defend Title................................................. 45
         6.16  Deposits..................................................... 45
         6.17  Interest Rate Protection..................................... 45
         6.18  Hazardous Material........................................... 46
         6.19  Notice under Consents........................................ 47
         6.20  Major Maintenance Reserve Account............................ 47

SECTION 7.  NEGATIVE COVENANTS.............................................. 47

         7.1   Indebtedness................................................. 47
         7.2   Limitation on Liens.......................................... 47
         7.3   Limitation on Contingent Obligations......................... 48
         7.4   Limitation on Restricted Payments............................ 48
         7.5   Limitation on Investments.................................... 48
         7.6   Prohibition of Fundamental Changes; Change of Office......... 49
         7.7   Limitation on Leases......................................... 49
         7.8   Compliance with ERISA........................................ 49
         7.9   Restrictions on Disposition and Purchase of Assets........... 49
         7.10  Amendments, Etc. of Contracts................................ 50
         7.11  Transactions with Affiliates and Others...................... 50
         7.12  Limitation on Capital Expenditures........................... 50
         7.13  Conduct of Business.......................................... 51
         7.14  Qualifying Facility.......................................... 51

SECTION 8.  EVENTS OF DEFAULT............................................... 51

         8.1   Events of Default............................................ 51

SECTION 9.  THE AGENT....................................................... 56

         9.1   Appointment.................................................. 56
         9.2   Delegation of Duties......................................... 57
         9.3   Exculpatory Provisions....................................... 57
         9.4   Reliance by Agent............................................ 57
         9.5   Notice of Default............................................ 58
         9.6   Non-Reliance on Agent........................................ 58
         9.7   Indemnification.............................................. 59
         9.8   The Agent in Its Individual Capacity......................... 59
         9.9   Successor Agent.............................................. 59

SECTION 10.  MISCELLANEOUS.................................................. 60

         10.1  Amendments and Waivers....................................... 60
         10.2  Notices...................................................... 61
         10.3  No Waiver; Cumulative Remedies............................... 61


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                                                                            Page
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         10.4   Survival of Representations and Warranties................... 61
         10.5   Payment of Expenses and Taxes................................ 61
         10.6   Successors and Assigns....................................... 62
         10.7   Financing Parties Sole Beneficiaries......................... 64
         10.8   Release of Collateral........................................ 65
         10.9   Counterparts................................................. 66
         10.10  SUBMISSION TO JURISDICTION; WAIVERS.......................... 66
         10.11  Governing Law................................................ 67
         10.12  Limitation of Liability...................................... 67


                                     - v -
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Annex A                         DEFINITIONS

Schedule I                      Description of Site
Schedule II                     Liabilities
Schedule III                    Governmental Actions and Permits
Schedule IV                     Recordings and Filings
Schedule V                      Environmental Notices
Schedule VI                     Permitted Liens
Schedule VII                    Reduction Amount Schedule
Schedule VIII                   Pending and Threatened Litigation
Schedule IX                     Lender Information

Exhibit A                       Form of Borrowing Request
Exhibit B-1                     Form of Term Note
Exhibit B-2                     Form of Debt Service Letter of Credit Note
Exhibit C-1                     Form of Legal Opinion of Moore & Van Allen, PLLC
Exhibit C-2                     Form of Legal Opinion of Menaker & Herrmann
Exhibit C-3                     Form of Legal Opinion of Vandeventer, Black,
                                   Meredith & Martin
Exhibit C-4                     Form of Legal Opinion of McGuire, Woods, Battle
                                   & Boothe
Exhibit D                       [intentionally omitted]
Exhibit E                       Form of Bank Assignment
Exhibit F                       Form of Loan Transfer Supplement
Exhibit G                       Form of Cogentrix Energy Indemnity Agreement
Exhibit H                       Form of Debt Service Letter of Credit
Exhibit I                       Form of Deed of Trust Amendment
Exhibit J                       Form of Pledge Agreement
Exhibit K                       Form of Ship Mortgage Amendment
Exhibit L                       Form of Security Agreement Amendment
Exhibit M                       Form of Third Amended and Restated Security
                                   Deposit Agreement
Exhibit N                       Form of Subordination Provisions for Junior
                                   Working Capital Loans
Exhibit O                       Form of Management Agreement Amendment

                  THIRD AMENDED AND RESTATED LOAN AGREEMENT, dated as of December 22, 1997, among (i) COGENTRIX VIRGINIA LEASING CORPORATION, a North Carolina corporation (the "Borrower"), (ii) CREDIT LYONNAIS and each other financial institution which becomes a party hereto pursuant to Section 10.6(c) hereto (individually a "Lender" and collectively the "Lenders"), (iii) CREDIT LYONNAIS, as the issuer of the Debt Service Letter of Credit referred to below (in such capacity, the "Issuing Bank") and (iv) CREDIT LYONNAIS, as agent for the Lenders and the Issuing Bank (in such capacity, the "Agent").


                              W I T N E S S E T H :


                  WHEREAS, the Borrower, The CIT Group/Equipment Financing. Inc. ("CIT"), The Sumitomo Bank, Limited, Chicago Branch ("Sumitomo"), Bank of Montreal ("BMO"; collectively with CIT and Sumitomo, the "Transferor Lenders") and CIT, as agent for the Transferor Lenders (in such capacity, the "Original Agent") are parties to the Second Amended and Restated Loan Agreement, dated as of May 22, 1992, as amended by the First Amendment thereto, dated as of December 15, 1993 (the "Existing Loan Agreement"), pursuant to which the Transferor Lenders made Term Loans (capitalized terms being used herein with the respective meanings specified therefor in Annex A) to the Borrower;

                  WHEREAS, Credit Lyonnais, immediately prior to this Agreement's becoming effective pursuant hereto on the Third Restatement Effective Date, will purchase the outstanding Term Loans made by the Transferor Lenders and will assume all of the rights and obligations of the Transferor Lenders under the Existing Loan Agreement;

                  WHEREAS, pursuant to subsection 9.9 of the Existing Loan Agreement, CIT has notified the Transferor Lenders and the Borrower that it shall resign as the Original Agent thereunder immediately prior to this Agreement's becoming effective on the Third Restatement Effective Date; and

                  WHEREAS, the Agent is willing to assume the obligations and responsibilities of the Original Agent under the Existing Loan Agreement; and

                  WHEREAS, the parties hereto mutually desire to amend the Existing Loan Agreement to provide for, among other things, (i) the making by the Lenders of the Additional Term Loans, (ii) the changing of the principal amortization schedule for the Term Loans, (iii) the changing of the interest rate in respect of the Term Loans, (iv) the extension of the maturity of the Term Loans and (v) the issuance by the Issuing Bank of the Debt Service Letter of Credit in favor of the Agent, and to restate the Existing Loan Agreement, as so amended, in its entirety as hereinafter set forth;

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                                                                               2

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, each of the parties hereto hereby agrees that, from and after the Third Restatement Effective Date, the Existing Loan Agreement (including all Exhibits and Schedules thereto) shall be, and the same hereby is, amended and restated in its entirety to read as follows:

                  SECTION 1. TERM LOANS.

                  1.1 Term Loans. (a) Immediately prior to this Agreement's becoming effective on the Third Restatement Effective Date, the Lenders shall purchase all of the outstanding Term Loans from the Transferor Lenders pursuant to the Bank Assignment, so that the outstanding Term Loan held by each Lender (collectively, the "Existing Term Loans") shall be in the amount set forth opposite such Lender's name in Column A of Schedule IX hereto.

                  (b) Subject to the terms and conditions of this Agreement, each Lender agrees to make additional term loans to the Borrower on the Third Restatement Effective Date and on up to seventeen (17) Borrowing Dates thereafter during the Additional Term Loan Commitment Period in an aggregate principal amount on each such date up to but not exceeding such Lender's Available Additional Term Loan Commitment on such date (collectively, the "Additional Term Loans"; the Existing Term Loans and the Additional Term Loans being hereinafter collectively referred to as the "Term Loans").

                  (c) The Existing Term Loans on the Third Restatement Effective Date and any Additional Term Loans made on the Third Restatement Effective Date shall initially be Prime Rate Loans. Thereafter, subject to and upon the terms and conditions of this Agreement, the Term Loans may from time to time be Eurodollar Loans, CD Rate Loans or Prime Rate Loans or a combination thereof, as determined by the Borrower and notified to the Agent in accordance with subsection 2.4.

                  1.2 Procedure for Borrowing of Additional Term Loans. The Borrower may borrow under the Total Additional Term Loan Commitment on the Third Restatement Effective Date and on up to seventeen Borrowing Dates thereafter during the Additional Term Loan Commitment Period, provided that the Borrower shall give the Agent irrevocable notice (which notice must be received by the Agent prior to 10:00 A.M., New York City time, on the Third Restatement Effective Date, in the case of any requested borrowing on such date, and in any other case (a) three Business Days prior to the requested Borrowing Date, if all or any part of the requested Additional Term Loans are to be initially Eurodollar Loans, (b) two Business Days prior to the requested Borrowing Date, if all or any part of the requested Additional Term Loans are to be initially CD Rate Loans, or (c) one Business

Day prior to the requested Borrowing Date, otherwise) by the delivery to the Agent of a properly completed Borrowing Request, duly executed by a Responsible Officer of the Borrower, specifying (i) the amount to be borrowed, (ii) the requested Borrowing Date, (iii) whether the borrowing is to be of Eurodollar Loans, Prime Rate Loans, CD Rate Loans or a combination thereof and (iv) if the borrowing is to be entirely or partly of Eurodollar Loans or CD Rate Loans or a combination thereof, the respective amounts of each such Type of Additional Term Loan and the respective lengths of the initial Interest Periods therefor. Each borrowing under the Additional Term Loan Commitments (other than on the Third Restatement Effective Date) shall be in an amount equal to $1,000,000 or a whole multiple of $1,000,000 in excess thereof. Upon receipt of any such notice from the Borrower, the Agent shall promptly notify each Lender thereof. Each Lender will make the amount of its pro rata share of each borrowing available to the Agent for the account of the Borrower at the office of the Agent specified in subsection 10.2 prior to 11:00 A.M., New York City time, on the Borrowing Date requested by the Borrower in funds immediately available to the Agent. Such borrowing will then be made available to the Borrower by the Agent by wire transfer to the account specified by the Borrower in the Borrowing Request with the aggregate of the amounts made available to the Agent by the Lenders and in like funds as received by the Agent.

                  1.3 Term Notes. The Borrower shall issue to each Lender on the Third Restatement Effective Date a promissory note substantially in the form of Exhibit B-1 hereto with appropriate insertions (collectively, the "Term Notes"), to evidence the Borrower's obligation to pay the principal of, and interest on, the Term Loans made by such Lender. Each Term Note shall (a) be dated the Third Restatement Effective Date, (b) be in a principal amount equal to the lesser of
(x) such Lender's Loan Percentage of the Total Permitted Term Loan Amount on the Third Restatement Effective Date and (y) the aggregate unpaid principal amount of all Term Loans made by such Lender, (c) bear interest on the unpaid principal amount thereof as provided in Section 2 hereof and (d) be entitled to the benefits of this Agreement and the Security Documents.

                  1.4 Repayment of Term Loans. The Borrower shall repay the Term Loans in 19 consecutive quarterly installments on the 7th day of each March, June, September and December, commencing on March 7, 1998, and on one installment on the Final Payment Date (each such day on which an installment is to be made, an "Installment Payment Date"), each such installment to be in an amount equal to such Lender's Loan Percentage of the Term Loan Amortization Amount for the Installment Payment Date on which such installment is payable.

                  1.5 Reduction of Total Permitted Term Loan Amount. The Total Permitted Term Loan Amount shall automatically be reduced (a) on each Installment Payment Date by the Reduction Amount for such Installment Payment Date and (b) on each date on which the Term Loans are prepaid pursuant to subsection 3.1(a) of the Loan Agreement, by an amount equal to the sum of the principal amount of Term Loans so prepaid on such date and (c) on each day on which the Total Additional Term Loan Commitment is reduced pursuant to subsection 3.5(a) or (b), by an amount equal to the amount of such reduction.

                  1.6 Reduction Amount Schedule. In the event that the Total Additional Term Loan Commitment shall have been reduced pursuant to subsection 3.5(a) or (b), the parties hereto agree that Schedule VII shall be amended, in a manner satisfactory to the Agent and the Borrower, to reduce the amount of each Reduction Amount for the then remaining Installment Payment Dates on a pro rata basis in an aggregate amount equal to the amount of such reduction in the Total Additional Term Loan Commitment.


                  SECTION 2.  INTEREST AND FEES.

                  2.1 Rate of Interest. (a) Eurodollar Loans shall bear interest for each day during each Interest Period with respect thereto on the unpaid principal amount thereof at a rate per annum equal to the Eurodollar Rate determined for such day plus the Applicable Margin.

                  (b) CD Rate Loans shall bear interest for each day during each Interest Period with respect thereto on the unpaid principal amount thereof at a rate per annum equal to the CD Rate determined for each day plus the Applicable Margin.

                  (c) Prime Rate Loans shall bear interest on the unpaid principal amount thereof at a rate per annum equal to the Prime Rate plus the Applicable Margin.

                  (d) If all or a portion of the principal amount of any of the Loans shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), each Eurodollar Loan and CD Rate Loan shall be converted to a Prime Rate Loan at the end of the Interest Period with respect thereto. Any such overdue principal amount shall bear interest at a rate per annum which is 2% above the rate which would otherwise be applicable pursuant to subsection 2.1(a), (b) or (c) from the date of such non-payment until paid in full (as well after as before judgment).

                  2.2 Interest Payment Dates. (a) Interest in respect of each Prime Rate Loan shall be payable in arrears on each Installment Payment Date commencing on the first such day to occur after any conversion of any Eurodollar Loan or CD Rate Loan to a Prime Rate Loan pursuant to subsections 2.3, 2.4, 2.7 or 2.9 and at maturity (whether by acceleration or otherwise).

                  (b) Interest in respect of each Eurodollar Loan shall be payable in arrears (i) as to any Eurodollar Loan in respect of which the Borrower has selected an Interest Period of one or three months, on the last day of the then applicable Interest

Period with respect thereto, (ii) as to any Eurodollar Loan in respect of which the Borrower has selected an Interest Period of six, nine or twelve months, on the day which is three months after the first day of such Interest Period and the last day of each successive three month period thereafter, to and including the last day of such Interest Period and (iii) at maturity (whether by acceleration or otherwise).

                  (c) Interest in respect of each CD Rate Loan shall be payable in arrears (i) as to any CD Rate Loan in respect of which the Borrower has selected an Interest Period of 30, 60 or 90 days, on the last day of the then applicable Interest Period with respect thereto, (ii) as to any CD Rate Loan in respect of which the Borrower has selected an Interest Period of 180 or 360 days, on the day which is 90 days after the first day of such Interest Period and the last day of each successive 90 day period thereafter, to and including the last day of such Interest Period and (iii) at maturity (whether by acceleration or otherwise).

                  2.3 Continuation of Eurodollar Loans and CD Rate Loans. Unless the Borrower otherwise elects pursuant to the proviso of this sentence or pursuant to subsection 2.4, the Borrower shall be deemed to have elected to continue the then outstanding principal amount of any Eurodollar Loans or CD Rate Loans at the expiration of the Interest Period with respect thereto as Loans of the same Type having an Interest Period of the same duration as such expiring Interest Period; provided, that the Borrower may elect to convert any Eurodollar Loans or CD Rate Loans, on the last day of the then current Interest Period with respect thereto, to Loans of the same Type having an Interest Period of any other authorized duration by providing irrevocable notice to the Agent not less than three Working Days prior to the last day of the then current Interest Period with respect to such Eurodollar Loans or CD Rate Loans. Notwithstanding anything to the contrary contained in this subsection 2.3, no Eurodollar Loan or CD Rate Loan shall be continued as such when any Default or Event of Default has occurred and is continuing, but shall be automatically converted to a Prime Rate Loan on the last day of the then current Interest Period with respect thereto. The Agent shall promptly notify the Borrower and each of the Lenders that such automatic conversion contemplated by this subsection 2.3 will occur.

                  2.4 Conversion of Loans. The Borrower may elect from time to time to convert Loans which are Eurodollar Loans or CD Rate Loans to Prime Rate Loans by giving the Agent at least three Working Days' prior irrevocable notice of such election, provided that any such conversion of Eurodollar Loans or CD Rate Loans to Prime Rate Loans shall only be made on the last day of an Interest Period with respect thereto. The Borrower may elect from time to time to convert Loans which are Prime Rate Loans or CD Rate Loans to Eurodollar Loans by giving the Agent at least three Working Days prior irrevocable notice of such election specifying the Interest Period selected with respect thereto. The Borrower may elect from time to time to convert Loans (other than any Debt

Service Letter of Credit Loan) which are Prime Rate Loans or Eurodollar Loans to CD Rate Loans by giving the Agent at least three Working Days prior irrevocable notice of such election specifying the Interest Period selected with respect thereto. Upon receipt of such notice, the Agent shall promptly notify each Lender thereof. All or any part of outstanding Loans which are Eurodollar Loans, CD Rate Loans or Prime Rate Loans may be converted as provided herein, provided that no Loan may be converted into a Eurodollar Loan or CD Rate Loan when any Default or Event of Default has occurred and is continuing.

                  2.5 Minimum Amounts of Tranches. All borrowings, payments, prepayments and selections of Interest Periods hereunder shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of any Eurodollar Tranche or CD Rate Tranche shall not be less than $1,000,000 (or the then remaining aggregate outstanding principal amount of the Loans, if less than $1,000,000).

                  2.6 Computation of Interest. (a) Interest in respect of the Eurodollar Loans and CD Rate Loans shall be calculated on the basis of a 360-day year for the actual days elapsed and in respect of Prime Rate Loans on the basis of 365 (366) days for the actual days elapsed. The Agent shall as soon as practicable notify the Borrower and the Lenders of each determination of a Eurodollar Rate or CD Rate. Any change in the interest rate on a Loan resulting from a change in the Prime Rate, the Eurocurrency Reserve Requirement or the CD Reserve Percentage shall become effective as of the opening of business on the day on which such change in the Prime Rate is announced or such change in the Eurocurrency Reserve Requirements or the CD Reserve Percentage shall become effective, as the case may be. The Agent shall as soon as practicable notify the Borrower, the Issuing Bank and the Lenders of the effective date and the amount of each such change.

                  (b) Each determination of an interest rate by the Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower, the Issuing Bank and the Lenders in the absence of manifest error. The Agent shall, at the request of the Borrower, deliver to the Borrower a statement showing the quotations used by the Agent in determining any interest rate pursuant to subsection 2.1(a) or (b).

                  2.7  Inability to Determine Interest Rate.  In the event that:

                      (i) the Agent shall have determined (which determination shall be conclusive and binding upon the Borrower) that, by reason of circumstances affecting the interbank eurodollar market or the domestic certificate of deposit market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate or the CD Rate for any requested Interest Period; or

                     (ii) the Agent shall have received notice prior to the first day of such Interest Period from Lenders constituting the Required Lenders that the interest rate determined pursuant to subsection 2.1(a) or (b) for such Interest Period does not accurately reflect the cost to such Lenders (as conclusively certified by such Lenders) of making or maintaining their affected Loans during such Interest Period;

then with respect to (a) proposed Loans that the Borrower has requested be made as Eurodollar Loans or CD Rate Loans, as the case may be, or (b) the continuation of Eurodollar Loans or CD Rate Loans, as the case may be, beyond the expiration of the then current Interest Period with respect thereto, the Agent shall forthwith give telecopy or telephonic notice of such determination to the Borrower, the Issuing Bank and the Lenders at least one day prior to, as the case may be, the requested borrowing date for such Eurodollar Loans or CD Rate Loans, as the case may be, or the last day of such Interest Period. If such notice is given (x) any requested Eurodollar Loans or CD Rate Loans, as the case may be, shall be made as Prime Rate Loans, and (y) any outstanding Eurodollar Loans or CD Rate Loans, as the case may be, shall be converted, on the last day of the then current Interest Period with respect thereto, to Prime Rate Loans. Until such notice has been withdrawn by the Agent, no further Eurodollar Loans or CD Rate Loans, as the case may be, shall be made.

                  2.8 Pro Rata Treatment and Payments. Each payment (including each prepayment) by the Borrower on account of principal of and interest on the Term Loans shall be made pro rata according to the respective Loan Percentage of each Lender. All payments (including prepayments) to be made to the Lenders by the Borrower on account of principal, interest and fees shall be made without set off or counterclaim and shall be made to the Agent, for the account of the Lenders, at the Agent's office set forth in subsection 10.2, in lawful money of the United States of America and in immediately available funds. The Agent shall distribute such payments to the Lenders promptly upon receipt in like funds as received. If any payment hereunder (other than payments on the Eurodollar Loans) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day, and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension. If any payment on a Eurodollar Loan becomes due and payable on a day other than a Working Day, the maturity thereof shall be extended to the next succeeding Working Day unless the result of such extension would be to extend such payment into another calendar month in which event such payment shall be made on the immediately preceding Working Day.

                  2.9 Illegality. Notwithstanding any other provisions hereof, if any Requirement of Law or any change therein or in the interpretation or application thereof shall make it unlawful for any Financing Party to make or maintain Eurodollar Loans as contemplated by this Agreement, (a) the commitment of such Financing Party hereunder to make Eurodollar Loans shall forthwith be cancelled and (b) all or any portion of such Financing Party's Loans then outstanding as Eurodollar Loans shall be converted automatically to Prime Rate Loans on the respective last days of the then current Interest Periods therefor or within such earlier period as required by law. If any such prepayment or conversion of a Eurodollar Loan occurs on a day which is not the last day of the current Interest Period with respect thereto, the Borrower shall pay to such Financing Party such amounts, if any, as may be required pursuant to subsection 2.12.

                  2.10 Requirements of Law. (a) In the event that any Requirement of Law or any change therein or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental
Authority:

                  (i) does or shall subject any Lender to any tax (except for taxes covered by subsection 2.11) of any kind whatsoever with respect to this Agreement, any Term Note or any Eurodollar Loans or CD Rate Loan made by it (except for taxes on the overall net income of such Lender), or change the basis of taxation of payments to such Lender of principal, interest or any other amount payable hereunder (except for changes in the rate of tax on the overall net income of such Lender);

                  (ii) does or shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, or deposits or other liabilities in or for the account of, advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Lender which are not otherwise included in the determination of the Eurodollar Rate or CD Rate;

                  (iii) does or shall impose on such Lender any other condition;

and the result of any of the foregoing is to increase the cost to such Lender, by any amount which such Lender deems to be material, of making, renewing or maintaining advances or extensions of credit or to reduce any amount receivable hereunder, in each case in respect of its Eurodollar Loans or CD Rate Loans, then, in any such case, the Borrower shall promptly pay such Lender, upon its demand, any additional amounts necessary to compensate such Lender for such additional cost or reduced amount receivable. If a Lender becomes entitled to claim any additional amounts pursuant to this subsection, it shall promptly notify the Borrower, through the Agent, of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to the foregoing sentence submitted by such Lender, through the Agent, to the Borrower shall be conclusive in the absence of manifest error. This covenant shall survive the termination of this Agreement and payment of the outstanding Notes.

                  (b) In the event that any Lender shall have determined that the adoption of any law, rule, regulation or guideline regarding capital adequacy, or any change therein or in the interpretation or application thereof or compliance by any Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any central bank or Governmental Authority, including, without limitation, the issuance of any final rule, regulation or guideline, does or shall have the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, after submission by such Lender to the Borrower (with a copy to the Agent) of a written request therefor, the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction.

                  2.11 Taxes. (a) All payments made by the Borrower under this Agreement shall be made free and clear of, and without reduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority excluding, in the case of the Agent and each other Financing Party, net income and franchise taxes imposed on the Agent or such other Financing Party by the jurisdiction under the laws of which the Agent or such other Financing Party is organized or any political subdivision or taxing authority thereof or therein, or by any jurisdiction in which such Financing Party's Domestic Lending Office or Eurodollar Lending Office, as the case may be, is located or any political subdivision or taxing authority thereof or therein (all such non-excluded taxes, levies, imposts, deductions, charges or withholdings being hereinafter called "Taxes"). If any Taxes are required to be withheld from any amounts payable to the Agent or any other Financing Party hereunder or under the Notes, the amounts so payable to the Agent or such other Financing Party shall be increased to the extent necessary to yield to the Agent or such other Financing Party (after payment of all Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement and the Notes. Whenever any Taxes are payable by the Borrower, as promptly as possible thereafter, the Borrower shall send to the Agent for its own account or for the account of such other Financing Party, as the case may be, a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Agent the required receipts or other required documentary evidence, the Borrower shall indemnify the Agent and the other Financing Parties for any incremental taxes, interest or penalties that may become payable by the Agent or any other Financing Party as a result of any such failure.

                  (b) The agreements in subsection 2.11(a) shall survive the termination of this Agreement and the payment of the Notes and all other amounts payable hereunder.

                  2.12 Indemnity. (a) The Borrower agrees to indemnify each Financing Party and to hold each Financing Party harmless from any loss or expense which such Financing Party may sustain or incur as a consequence of (i) default by the Borrower in payment when due of the principal amount of or interest on any Eurodollar Loans or CD Rate Loans, including, but not limited to, any such loss or expense arising from interest or fees payable by such Financing Party to lenders of funds obtained by it in order to maintain the Eurodollar Loans or CD Rate Loans hereunder, (ii) default by the Borrower in making a borrowing after the Borrower has given a notice of borrowing in accordance with subsection 1.2, (iii) default by the Borrower in making any prepayment after the Borrower has given a notice in accordance with subsection
3.1 or subsection 2A.4(h), as the case may be, (iv) default by the Borrower in continuing any Eurodollar Loan or CD Rate Loan as such after the Borrower has been deemed to have elected to continue such Eurodollar Loan or CD Rate Loan pursuant to subsection 2.3 or (v) the making of a prepayment of a Eurodollar Loan or a CD Rate Loan on a day which is not the last day of an Interest Period with respect thereto, including, without limitation, any such loss or expense arising from interest or fees payable by such Financing Party to lenders of funds obtained by it in order to make or maintain the Eurodollar Loans or CD Rate Loans hereunder. This covenant shall survive termination of this Agreement and payment of the outstanding Notes.

                  (b) The Borrower agrees to indemnify each Interest Hedging Counterparty and each Financing Party, and to hold each Interest Hedging Counterparty and each Financing Party harmless from, any loss or expense which such Person may sustain or incur as a result of the early termination of any Interest Rate Protection Agreement or any modification to or amendment of any Interest Rate Protection Agreement. This covenant shall survive the termination of this Agreement and payment of the Loans.

                  2.13 Fees. (a) The Borrower agrees to pay to the Agent an administration fee of $40,000 per annum for the period from the Third Restatement Effective Date to the date that this Agreement shall be terminated and all of the Obligations paid in full (the "Administration Fee"). The Administration Fee shall be payable on the Third Restatement Effective Date and on each anniversary of such date; provided, that no Administration Fee shall be payable on the anniversary of such date immediately preceding the Final Payment Date except that, in the event that on the Final Payment Date, this Agreement shall not have been terminated and all of the Obligations paid in full, the Administration Fee shall be payable on the Final Payment Date and each anniversary thereafter of the Third Restatement Effective Date until this Agreement shall have been terminated and all of the Obligations paid in full.

                  (b) The Borrower agrees to pay, on the Third Restatement Effective Date, to Credit Lyonnais for its own account an up-front fee in the amount heretofore agreed between the Borrower and Credit Lyonnais.

                  (c) The Borrower agrees to pay to the Agent for the account of each Lender a commitment fee (the "Commitment Fee") for the period from and including the Third Restatement Effective Date to the Final Payment Date, computed at the rate of 1/4th of 1% per annum on the average daily amount of the Available Additional Term Loan Commitment of such Lender during the period for which payment is made, payable quarterly in arrears on the seventh day of each March, June, September and December and on the Final Payment Date or such earlier date as the Total Additional Term Loan Commitment shall terminate and be reduced to zero as provided herein, commencing on the first of such dates to occur after the date hereof.

                  2.14 Maximum Interest. Anything in this Agreement or the Notes to the contrary notwithstanding, the interest rate on any Loan or any other amount payable under this Agreement or any Security Document shall in no event be in excess of the maximum permitted by applicable law; provided that, to the extent permitted by applicable law, in the event that interest is not collected as a result of the operation of this subsection 2.14 and interest thereafter payable pursuant to this Agreement or the Notes shall be less than such maximum amount, then such interest thereafter payable shall be increased up to such maximum amount to the extent necessary to recover the amount of interest, if any, theretofore uncollected as a result of the operation of this subsection
2.14. In determining whether or not any interest payable under this Agreement or the Notes exceeds the maximum rate permitted by applicable law, any non-principal payment, except payments specifically stated to be "interest," shall be deemed, to the extent permitted by applicable law, to be a fee, expense reimbursement or premium rather than interest.


                  SECTION 2A.  DEBT SERVICE LETTER OF CREDIT

                  2A.1 Issuance of Debt Service Letter of Credit. The Issuing Bank shall issue on the Third Restatement Effective Date, upon the terms and subject to the conditions hereunder, the Debt Service Letter of Credit in favor of the Agent for the benefit of the Lenders and the Issuing Bank. The Debt Service Letter of Credit shall expire upon the first to occur of (a) the close of business on the Final Payment Date, (b) the payment in full of the Term Loans and all accrued and unpaid interest thereon, (c) the Issuing Bank's receipt of written notice from the Agent to the effect that the Agent has accepted a letter of credit or an alternate form of security provided by the Borrower and acceptable to the Agent as a substitute for the Debt Service Letter of Credit,
(d) any drawing of the Debt Service Letter of Credit subsequent to the occurrence of an Acceleration Event, as defined below, and (e) such earlier time and date as the Agent, the Issuing Bank and the Borrower shall otherwise agree. The date on which the Debt Service Letter of Credit shall expire is herein referred to as the "Expiration Date." "Acceleration Event" shall mean any event resulting in the acceleration of the maturity of the entire unpaid principal amount of the Loans, causing all such principal and all accrued and unpaid interest thereon to become immediately due and payable, pursuant to the provisions of Section 8 of this Agreement.

                  2A.2 Available Amount. It is understood and agreed that the Issuing Bank shall not have any obligation to pay any draft presented by the Agent under the Debt Service Letter of Credit if the amount of such draft shall exceed the Available Amount (as defined below) as of the date of payment of such draft. "Available Amount" shall mean, as of any date, the amount by which the Required Stated Amount exceeds the aggregate outstanding principal amount of all Debt Service Letter of Credit Loans as of such date.

                  2A.3 Debt Service Letter of Credit Operations. The Issuing Bank shall, as soon as practicable following its receipt of any draft and accompanying documents purporting to represent a demand for payment under the Debt Service Letter of Credit, (a) examine such draft and accompanying documents to confirm that the same appear on their face to comply with the terms and conditions of the Debt Service Letter of Credit and (b) give written or telecopy notice to the Borrower (i) of such demand for payment and the determination by the Issuing Bank as to whether such demand for payment was in accordance with the terms and conditions of the Debt Service Letter of Credit and (ii) if such demand was so in accordance, that the Issuing Bank will make a disbursement under the Debt Service Letter of Credit on the date of such receipt or, if permitted by the Debt Service Letter of Credit, the next Business Day thereafter; provided, however, that the failure to give such notice shall not relieve the Borrower of its obligation to reimburse the Issuing Bank for such disbursement.

                  2A.4 Agreement To Repay Debt Service Letter of Credit Disbursements. (a) Each payment by the Issuing Bank of any drawing under the Debt Service Letter of Credit shall constitute a term loan (a "Debt Service Letter of Credit Loan") made by the Issuing Bank to the Borrower on the date of such payment in a principal amount equal to the amount of such drawing. Each Debt Service Letter of Credit Loan shall be a Prime Rate Loan on the date made. Thereafter, subject to and upon the terms of this

Agreement, the Debt Service Letter of Credit Loans may from time to time be Eurodollar Loans, Prime Rate Loans or any combination thereof, as determined by the Borrower and notified to the Agent in accordance with subsection 2.3 or 2.4.

                  (b) Interest shall accrue on the outstanding Debt Service Letter of Credit Loans as provided for and at the rates specified in subsection
2.1 and in addition to being payable on each date as specified in subsection 2.2 shall be payable on (i) each date on which a transfer is required to be made pursuant to clause "first" of Section 4.02 of the Security Deposit Agreement commencing on the first such date to occur after the Third Restatement Effective Date and (ii) the Expiration Date.

                  (c) Each payment of interest hereunder shall be paid in Dollars and in immediately available funds in accordance with subsection 2A.4(i).

                  (d) If the Borrower shall fail to make any payment due hereunder to the Issuing Bank or under the Debt Service Letter of Credit Note when due, it shall, on demand from time to time, pay interest on such defaulted amount (to the extent permitted by law) to the date of actual payment (after as well as before judgment) at the applicable rate as specified in subsection 3.2.

                  (e) The Debt Service Letter of Credit Loans shall be evidenced by a single note, substantially in the form of Exhibit B-2 with the blanks appropriately filled (the "Debt Service Letter of Credit Note"), dated the Third Restatement Effective Date, in the principal amount of the Required Stated Amount. The Debt Service Letter of Credit Note shall be duly executed and delivered by the Borrower on or prior to the Third Restatement Effective Date and payable to the order of the Issuing Bank. The Issuing Bank shall, and is hereby irrevocably authorized by the Borrower to, endorse Schedule A (or any continuation thereof) to the Debt Service Letter of Credit Note to evidence the related Debt Service Letter of Credit Loan or Loans and each payment of principal of and interest on such Debt Service Letter of Credit Loan or Loans. The endorsements made by the Issuing Bank to Schedule A (or any continuation thereof) to any Debt Service Letter of Credit Note shall be conclusive evidence of the outstanding aggregate principal amount owing to the Issuing Bank with respect to such Debt Service Letter of Credit Note and the related Debt Service Letter of Credit Loan or Loans in the absence of manifest error; provided, however, that the Borrower's obligations to make payments of principal and interest in respect of Debt Service Letter of Credit Loans in accordance with the terms of this Agreement and the Debt Service Letter of Credit Note shall not be affected by any failure to endorse Schedule A to any Debt Service Letter of Credit Note correctly or at all.

                  (f) All Debt Service Letter of Credit Loans shall be due and payable on the Expiration Date, and the Borrower shall pay the entire outstanding principal amount of the Debt Service

Letter of Credit Loans, together with all accrued and unpaid interest thereon, on such date.

                  (g) The Borrower shall cause any amount to be distributed to the Issuing Bank on any date pursuant to clause "first" of Section 4.02 of the Security Deposit Agreement to be applied forthwith to prepay the Debt Service Letter of Credit Loans. Any such prepayment shall be without premium or penalty.

                  (h) The Borrower shall have the right at any time and from time to time to prepay the Debt Service Letter of Credit Loans, in whole or in part, upon at least five Business Days' prior written notice to the Issuing Bank. Any partial prepayment of Debt Service Letter of Credit Loans shall be in an amount that is an integral multiple of $10,000 and not less than $50,000. Each notice of prepayment shall specify the prepayment date and the principal amount of the Debt Service Letter of Credit Loan (or portion thereof) to be prepaid, shall be irrevocable and shall commit the Borrower to prepay such amount on such prepayment date. All prepayments under this paragraph (h) shall be accompanied by all accrued and unpaid interest on the principal amount being prepaid to the date of prepayment. Any such prepayment shall be without premium or penalty.

                  (i) The Borrower shall make or cause the Security Agent to make each payment or prepayment due hereunder to the Issuing Bank (including principal of or interest on the Debt Service Letter of Credit Note or any fees or other amounts) not later than 12:00 Noon, New York City time, on the date when due, to the Issuing Bank at the Issuing Bank's office set forth in subsection 10.2 in Dollars and in immediately available funds.
Any such payment or prepayment shall be made without set-off or counterclaim.

                  (j) If any payment to be made hereunder to the Issuing Bank or under the Debt Service Letter of Credit Note shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in computing interest in connection with such payment.

                  (k) The Borrower's obligation to repay the Issuing Bank for all payments and disbursements made by the Issuing Bank under the Debt Service Letter of Credit and to pay all interest, fees and other amounts payable hereunder shall be absolute, unconditional and irrevocable under any and all circumstances and irrespective of: (i) any lack of validity or enforceability of this Agreement or the Debt Service Letter of Credit; (ii) any amendment or waiver of, or consent to departure from, this Agreement or the Debt Service Letter of Credit; (iii) the existence of any claim, setoff, defense or other right which the Borrower or any other Person may at any time have against any Financing Party (other than a defense based on the gross negligence or wilful misconduct of the Issuing Bank) or any other Person in connection with this Agreement, the Debt Service Letter of Credit or any other agreement or transaction; (iv) any draft or other document presented under the Debt Service Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or (v) payment by the Issuing Bank under the Debt Service Letter of Credit against presentation of a draft or other document which does not comply with the terms of the Debt Service Letter of Credit, provided that such payment shall not have constituted gross negligence or wilful misconduct of the Issuing Bank.

                  (l) It is understood that in making any payment or disbursement under the Debt Service Letter of Credit, the following shall not be deemed to constitute gross negligence or wilful misconduct of the Issuing Bank:
(x) the Issuing Bank's exclusive reliance on the documents presented to it by the Agent under the Debt Service Letter of Credit as to any and all matters set forth therein, including, without limitation, reliance on the amount of the draft presented under the Debt Service Letter of Credit, whether or not any document presented pursuant to the Debt Service Letter of Credit proves to be insufficient in any respect, if such document on its face appears to be in order, and whether or not any draft or other document presented pursuant to the Debt Service Letter of Credit proves to be forged or invalid or any statement therein proves to be inaccurate or untrue in any respect whatsoever and (y) any noncompliance in any immaterial respect of the documents presented under the Debt Service Letter of Credit with the terms thereof.

                  2A.5 Application of Payments. Each cash payment received hereunder by the Issuing Bank shall be applied in the following order of priority:

                  (a) first, to the payment of (i) any fee (including the Debt Service Letter of Credit Fee) or expense of the Issuing Bank required to be paid or reimbursed by the terms hereof or of any other Project Document, (ii) accrued and unpaid interest on the Debt Service Letter of Credit Loans and (iii) any amount (other than amounts referred to in clause (b) below) required to be paid or reimbursed by the terms hereof; and

                  (b) second, to the payment of the principal of the Debt Service Letter of Credit Loans.

                  2A.6 Debt Service Letter of Credit Fee. The Borrower agrees to pay the Issuing Bank, on each Installment Payment Date, a fee (a "Debt Service Letter of Credit Fee") of 1.500% per annum on the average daily Available Amount during the preceding three-month period (or shorter period commencing with the Third Restatement Effective Date or ending with the Expiration Date). The Debt Service Letter of Credit Fee shall commence to accrue on the Third Restatement Effective Date and shall cease to accrue on the Expiration Date and shall be computed on the basis of the actual number of days elapsed over a year of 365 or 366 (as the case may be) days. Once paid, the Debt Service Letter of Credit Fee shall not be refundable under any circumstances whatsoever.

                  2A.7 Effect of Event of Default. The Debt Service Letter of Credit shall not be terminated or accelerated as a result of an Event of Default, and the Issuing Bank shall continue to honor demands for payment made by the Agent under the Debt Service Letter of Credit in accordance with its terms. The exercise of remedies by the Issuing Bank pursuant to this Agreement or any other Project Document shall not affect the Agent's ability to demand payments under the Debt Service Letter of Credit or the Issuing Bank's obligations thereunder in respect of such demands.

                  2A.8 Obligations Absolute. All sums payable by the Borrower to the Issuing Bank hereunder shall be paid without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Debt Service Letter of Credit Note or in any of the other Project Documents to the contrary notwithstanding. The obligations and liabilities of the Borrower to the Issuing Bank hereunder shall in no way be released, discharged or otherwise affected (except as may be expressly provided herein) for any reason, including without limitation: (a) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the Issuing Bank, the Borrower, the Agent or any other Person, or any action taken with respect to any Project Document by any trustee or receiver of the Issuing Bank, the Borrower, the Agent or any other Person, or by any court; (b) any default or failure on the part of the Issuing Bank to perform or comply with any of the terms hereof or of any other agreement; or (c) any other occurrence whatsoever, whether similar or dissimilar to the foregoing, whether or not the Borrower shall have notice or knowledge of any of the foregoing. Except as expressly provided herein, the Borrower, to the extent permitted by law, waives all rights now or hereafter conferred by statute or otherwise to any abatement, suspension, deferment, diminution or reduction of any sum payable by the Borrower hereunder.

                  2A.9 Survival of Agreements, Representations and Warranties, Etc. All warranties, representations and covenants made by the Borrower in this Agreement or in any certificate or other instrument delivered by the Borrower or on its behalf in connection with this Agreement shall be considered to have been relied upon by the Issuing Bank and shall survive the issuance of the Debt Service Letter of Credit, the making of the Debt Service Letter of Credit Loans herein contemplated and the issuance and delivery to the Issuing Bank of the Debt Service Letter of Credit Note, regardless of any investigation made by the Issuing Bank or on its behalf, and shall continue in full force and effect until all amounts due or to become due hereunder and on the Debt Service Letter of Credit Note shall have been paid in full.

                  2A.10 Increased Costs. (a) If after the date of this Agreement any change in law, rule or regulation or the enforcement, interpretation or administration thereof (whether or not having force of law) by any Governmental Authority, central bank or comparable agency charged with the enforcement or interpretation or administration thereof shall (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, credit extended by, or letters of credit issued by the Issuing Bank, (ii) subject extensions of credit or letters of credit issued by the Issuing Bank to any assessment or other cost imposed by the Federal Deposit Insurance Corporation or any successor thereto or (iii) impose on the Issuing Bank any other or similar condition regarding this Agreement, the Debt Service Letter of Credit Loans or the Debt Service Letter of Credit, and the result of any event referred to in clause (i), (ii) or (iii) above shall be (A) to increase the cost to the Issuing Bank of agreeing to issue, issuing or maintaining the Debt Service Letter of Credit or funding (or agreeing to fund) drawings under the Debt Service Letter of Credit or of making or maintaining any Debt Service Letter of Credit Loan or (B) to reduce the amount of any sum received or receivable by the Issuing Bank hereunder or under the Debt Service Letter of Credit Note, then the Issuing Bank shall promptly notify the Borrower in writing of such increase or reduction in a certificate certified by an officer of the Issuing Bank, setting forth in reasonable detail such increased cost incurred or reduction suffered by the Issuing Bank, and shall demand payment of such additional amounts as will compensate the Issuing Bank for such increased cost incurred or reduction suffered. On the first Monthly Distribution Date to occur after receipt of demand from the Issuing Bank, the Borrower shall pay to the Issuing Bank the additional amounts specified in the notice to compensate the Issuing Bank for such increased cost or reduction from the date of such change. The notification from the Issuing Bank to the Borrower described above shall, absent manifest error, be conclusive and binding as to the amounts to be paid by the Borrower pursuant to this paragraph (a) and for all other purposes.

                  (b) If the costs specified in paragraph (a) of this subsection 2A.10 are to be incurred on a continuing basis and the Borrower shall have been so notified by the Issuing Bank in writing as to the amount thereof, such costs shall be paid to the Issuing Bank by the Borrower in arrears on each Monthly Distribution Date. The Issuing Bank shall notify the Borrower of any subsequent change in the amount of such costs.

                  (c) The agreements set forth in this subsection 2A.10 shall survive the termination of this Agreement and the payment in full of the Loans and its other obligations hereunder and under the Notes.

                  SECTION 3.  PAYMENTS, ETC.

                  3.1 Prepayments. (a) Mandatory. (i) If an Event of Loss shall occur, on the earlier of (i) the date occurring 90 days after the date of such Event of Loss and (ii) the date on which the insurance proceeds are received with respect to such Event of Loss, the Borrower shall prepay in full the unpaid principal amount of the then outstanding Loans, together with accrued interest thereon to the date of prepayment and all other amounts owing hereunder and under the Security Documents.

                  (ii) If any of the conditions to the payment by the Borrower of Restricted Payments set forth in subsection 7.4 hereof are unsatisfied on six consecutive Quarterly Distribution Dates, the Borrower shall, on the Borrower Distribution Date immediately succeeding the last such Quarterly Distribution Date, prepay the Term Loans in an amount equal to the aggregate amount then on deposit in the Borrower's Security Account less the amount transferred on such date from the Borrower's Security Account to optionally prepay the Term Loans pursuant to subsection 3.1(b)(ii).

                  (iii) The Borrower shall prepay the Term Loans to the extent of any net cash proceeds from sales of assets pursuant to subsection 10.8(b).

                  (b) Optional. (i) On any Borrower Distribution Date the Borrower may, at its option from cash made available on such date to the Borrower pursuant to clause "seventh" of Section 4.07 of the Security Deposit Agreement, prepay the Term Loans, without premium or penalty, in whole or in part, together with accrued interest thereon to the date of prepayment; provided, that the Borrower may prepay the Term Loans in whole (but not in part) on any Business Day so long as the Borrower shall on the same such day pay in full all of the other Obligations and reduce pursuant to subsection 3.5(b) the Total Additional Term Loan Commitment to zero.

                  (ii) On any Borrower Distribution Date, the Borrower may request the Security Agent to transfer from the Borrower's Security Account on such date to the Agent pursuant to Section 4.12 of the Security Deposit Agreement an amount not exceeding the Optional Prepayment Cap for the three-month period ending on the Installment Payment Date immediately preceding such Borrower Distribution Date, and the Agent shall apply the amount so transferred to it to the prepayment, without premium or penalty, of the outstanding principal amount of the Term Loans, together with accrued interest on the principal amount so prepaid to the date of prepayment.

                  (iii) Any optional prepayment of the Term Loans shall be in an aggregate principal amount equal to $1,000,000 or a whole multiple of $1,000,000 in excess thereof. Except as provided in this subsection 3.1(b), the Borrower may not prepay the Term Loans at its option.

                   (c) Notice and Application. The Borrower shall give the Agent (which shall promptly notify each Lender) at least one Business Day's notice of each prepayment pursuant to subsection 3.1(a) or (b) setting forth the date and amount thereof. Partial prepayments of the Loans shall be applied first to any Prime Rate Loans then outstanding and secondly, to the extent of any excess, to the CD Rate Loans and Eurodollar Loans then outstanding, pro rata according to the respective outstanding aggregate principal amounts of each such Type of Loan; provided that prepayments of Eurodollar Loans and CD Rate Loans, if not on the last day of the Interest Period with respect thereto, shall, at the Borrower's option, be either (x) prepaid subject to the provisions of subsection
2.12 or (y) an amount equal to the amount of such prepayment shall be deposited with the Agent as cash collateral for the Loans on terms reasonably satisfactory to the Required Lenders and thereafter shall be applied to the prepayment of the Loans in the order of the Interest Periods next ending most closely to the date of deposit of such amount and on the last day of each such Interest Period.

                  3.2 Overdue Payments. Overdue principal of all Loans shall bear interest as specified in subsection 2.1(d). All other overdue payments hereunder or under the Notes, including overdue payments of interest, shall bear interest until paid in full (both before and after judgment), payable on demand, at a rate per annum equal to the Default Rate.

                  3.3 Computation of Time Periods. As used in this Agreement with respect to the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and each of the words "to" and "until" means "to but not including". All computations of interest and of commitment fees shall be made by the Agent.

                  3.4 Right to Set off. Any deposits or other sums at any time credited by or due from any Financing Party and any securities or other property of the Borrower in the possession of such Financing Party may at all times be treated as collateral security for the payment of the Notes and all other obligations of the Borrower to the Financing Parties under this Agreement and the Security Documents. Regardless of the adequacy of any collateral, any such deposits or other sums credited by or due from such Financing Party to the Borrower may be applied to or setoff against the Borrower's obligations to the Financing Parties under the Notes and this Agreement and the Security Documents at any time after the occurrence and during the continuance of any Event of Default. The parties hereto agree that, if, as a result of the foregoing rights, any Financing Party shall be entitled to apply or set-off any such deposits or other sums, such application or set-off shall be made against the obligations of the Borrower to the Financing Parties in the same ratio as the ratio of the then outstanding principal amounts of their respective Loans shall bear to each other, and the Financing Party so applying or setting off shall forthwith pay to the other Financing Parties and will, in the event it has previously received payment on account of any such deposits or other sums pursuant to the immediately preceding sentence, forthwith repay to such Financing Parties its allocable share (determined as provided in the immediately preceding sentence) of any such amounts so required to be returned or repaid.

                  3.5  Total Additional Term Loan Commitment Reductions.

                  (a) Mandatory. (i) If an Event of Loss shall occur, the Total Additional Term Loan Commitment shall immediately be permanently terminated and reduced to zero.

                  (ii) On the date that the Total Additional Term Loan Commitment shall be reduced to zero, the Total Additional Term Loan Commitment shall immediately be permanently terminated and permanently reduced to zero.

                  (iii) On the date, if any, on which the Borrower shall have made its seventeenth borrowing of Additional Term Loans hereunder (not including any such borrowing on the Third Restatement Effective Date), immediately after such borrowing, the Total Additional Term Loan Commitment shall permanently be terminated and reduced to zero.

                  (b) Optional. The Borrower shall have the right, upon not less than five Business Days' notice to the Agent, to terminate the Total Additional Term Loan Commitment or, from time to time, to reduce the amount of the Total Additional Term Loan Commitment. Any such reduction shall be in an amount equal to $10,000,000 or a whole multiple thereof and shall reduce permanently the Total Additional Term Loan Commitment then in effect.


                  SECTION 4.  CONDITIONS PRECEDENT.

                  4.1 Conditions to Effectiveness. This Third Amended and Restated Loan Agreement shall become effective on the date (such date being herein called the "Third Restatement Effective Date") each of the following conditions have been fulfilled in a manner satisfactory to the Financing
Parties:

                  (a) Agreement. The Agent shall have received counterparts of this Third Amended and Restated Loan Agreement, duly executed and delivered by the Borrower and each Financing Party.

                  (b) Deed of Trust Amendment. The Agent shall have received the Deed of Trust Amendment No. 5, duly executed and delivered by the Borrower, and the Deed of Trust Amendment No. 5 shall have been duly recorded in the real estate records of the City of Portsmouth, Virginia.

                  (c) Pledge Agreement. The Agent shall have received the Pledge Agreement, duly executed and delivered by the Parent, along with certificates evidencing the stock pledged thereunder and executed but undated stock powers, with respect thereto.

                  (d) Security Agreement Amendment. The Agent shall have received the Security Agreement Amendment, duly executed and delivered by the Borrower.

                  (e) Security Deposit Agreement. The Agent shall have received the Security Deposit Agreement, duly executed and delivered by each of the parties thereto.

                  (f) Existing Interest Rate Protection Agreements. The Agent shall have received evidence satisfactory to it that the Borrower shall have terminated, or otherwise has been relieved of all of its obligations under, all Interest Rate Protection Agreements (as defined in the Existing Loan Agreement) in effect on the Third Restatement Effective Date and shall have paid in full all amounts owing by it thereunder.

                  (g) Ship Mortgage Amendment. The Ship Mortgage Amendment shall have been duly executed and delivered by the Borrower and filed with the Office of the United States Coast Guard National Vessel Documentation Center for recording with such office.

                  (h) Management Agreement Amendment. The Agent shall have received the Management Agreement Amendment, duly executed and delivered by the parties thereto.

                  (i) Title Insurance; Survey. The Agent shall have received a mortgagee's title insurance policy satisfactory to the Agent (i) in the amount of $116,000,000, (ii) dated the Third Restatement Effective Date, (iii) indicating that there are no Liens affecting the Project (except Permitted Liens other than judgment liens and such Liens, if any, as may have been approved in writing by the Agent) and (iv) indicating that there are no survey exceptions not theretofore approved by the Agent in writing. The Agent shall have received an "as built" survey of the site by a licensed surveyor satisfactory to the Agent and the title insurance company issuing such endorsement, showing no state of facts unsatisfactory to the Agent. The Agent shall have received evidence that the premium in respect of such endorsement shall have been paid.

                  (j) Cogentrix Energy Indemnity Agreement. The Agent shall have received the Cogentrix Energy Indemnity Agreement, duly executed and delivered by the parties thereto.

                  (k) Power Purchaser Consent. The Agent shall have received the Power Purchaser Consent, duly executed and delivered by the Power Purchaser.

                  (l) Corporate Proceedings of the Borrower. The Agent shall have received a copy of the resolutions, in form and substance satisfactory to the Agent, of the Board of Directors of the Borrower authorizing (i) the execution, delivery and performance of this Third Amended and Restated Loan Agreement, the Notes, the Security Agreement Amendment, the Deed of Trust Amendment No. 5, the Security Deposit Agreement, the Management Agreement Amendment and the Ship Mortgage Amendment, (ii) borrowings provided for in this Third Amended and Restated Loan Agreement and (iii) the consummation of the transactions contemplated hereby and thereby. Such resolutions shall be certified by the Secretary or an Assistant Secretary of the Borrower as being true, correct and complete and in full force and effect on and as of the Third Restatement Effective Date.

                  (m) Incumbency Certificate of the Borrower. The Agent shall have received a certificate of the Secretary or an Assistant Secretary of the Borrower, dated the Third Restatement Effective Date, as to the incumbency and signature of the officer or officers signing this Third Amended and Restated Loan Agreement, the Notes, the Security Agreement Amendment, the Deed of Trust Amendment No.5, the Security Deposit Agreement, the Management Agreement Amendment and the Ship Mortgage Amendment, as the case may be, and any other agreement, document or certificate to be delivered by the Borrower pursuant hereto, together with evidence of the incumbency of such Secretary or Assistant Secretary.

                  (n) Corporate Proceedings of the Parent. The Agent shall have received a copy of the resolutions, in form and substance satisfactory to the Agent, of the Board of Directors of the Parent authorizing (i) the execution, delivery and performance of the Pledge Agreement and
         (ii) the consummation of the transactions contemplated hereby and thereby. Such resolutions shall be certified by the Secretary or an Assistant Secretary of the Parent as being true, correct and complete and in full force and effect on and as of the Third Restatement Effective Date.

                  (o) Incumbency Certificate of the Parent. The Agent shall have received a certificate of the Secretary or an Assistant Secretary of the Parent, dated the Third Restatement Effective Date, as to the incumbency and signature of the officer or officers signing the Pledge Agreement and any other agreement, document or certificate to be delivered by the Parent pursuant hereto, together with evidence of the incumbency of such Secretary or Assistant Secretary.

                  (p) Corporate Proceedings of Cogentrix Energy. The Agent shall have received a copy of the resolutions, in form and substance satisfactory to the Agent, of the Board of Directors of Cogentrix Energy authorizing (i) the execution, delivery and performance of the Cogentrix Energy Indemnity Agreement and the Management Agreement Amendment and (ii) the consummation of the transactions contemplated hereby and thereby. Such resolutions shall be certified by the Secretary or an Assistant Secretary of Cogentrix Energy as being true, correct and complete and in full force and effect on and as of the Third Restatement Effective Date.

                  (q) Incumbency Certificate of Cogentrix Energy. The Agent shall have received a certificate of the Secretary or an Assistant Secretary of Cogentrix Energy, dated the Third Restatement Effective Date, as to the incumbency and signature of the officer or officers signing the Cogentrix Energy Indemnity Agreement and the Management Agreement Amendment, and any other agreement, document or certificate to be delivered by Cogentrix Energy pursuant hereto, together with evidence of the incumbency of such Secretary or Assistant Secretary.

                  (r) Legal Opinions. There shall have been delivered to the Agent and addressed to the Agent and the other Financing Parties the following opinions of counsel, each dated the Third Restatement Effective Date and each in form and substance satisfactory to the
         Agent:

                               (i) an opinion of Moore & Van Allen, PLLC,
                  counsel for the Borrower, the Parent and Cogentrix Energy, substantially in the form of Exhibit C-1;

                              (ii) an opinion of Menaker & Herrmann, special New
                  York counsel for the Borrower, the Parent and Cogentrix Energy, substantially in the form of Exhibit C-2;

                             (iii) an opinion of Vandeventer, Black, Meredith &
                  Martin, special Virginia and admiralty counsel for the Borrower, the Parent and Cogentrix Energy, substantially in the form of Exhibit C-3; and

                              (iv) an opinion of McGuire, Woods, Battle &
                  Boothe, special real estate counsel for the Agent, substantially in the form of Exhibit C-4.

                  (s) No Default. No Default or Event of Default shall have occurred and be continuing as of the Third Restatement Effective Date.

                  (t) Representations and Waranties. The representations and warranties contained in Section 5 of this Agreement or which are contained in any certificate, document or financial or other statement furnished at any time under or in connection with this Agreement shall be true and correct on and as of the Third Restatement Effective Date as if made on such date.

                  (u) Responsible Officer's Certificate. The Agent shall have received a certificate, dated the Third Restatement Effective Date, of a Responsible Officer of the Borrower to the effect set forth in paragraphs (s) and (t) above.

                  (v) Certificate of Ownership and Abstract of Title. The Agent shall have received a copy of the Certificate of Documentation and a copy of the Abstract of Title of the Barge, indicating that the Barge is owned by the Borrower free and clear of all recorded Liens other than the Ship Mortgage.

                  (w) Certificates. The Agent shall have received the insurance broker's certificate as required by the terms of the Ship Mortgage.

                  (x) Evidence of Insurance. The Financing Parties shall have received evidence satisfactory to the Financing Parties of the existence of the insurance specified in subsection 6.7 and of the designation of the Agent and each other Financing Party as named insured or loss payee, as the case may be, with respect thereto accompanied by a certificate of the insurance broker arranging such insurance stating that all insurance required hereunder has been obtained and that such insurance is of the type usual and customary for transactions similar to the transactions contemplated by this Agreement.

                  (y) Bank Assignment. The Bank Assignment shall have been duly executed and delivered by the parties thereto effecting the transfers of the Existing Term Loans contemplated thereby.

                  (z) Assigned Contracts; Consents. The Agent shall have received, with a copy for each other Financing Party, a true and complete copy of each Assigned Contract and each Consent, certified as such on the Third Restatement Effective Date by a Responsible Officer of the Borrower.

                  (aa) Insurance Advisor's Report. The Financing Parties shall have received the report of the Insurance Advisor, which report shall be in form and substance satisfactory to the Financing Parties.

                  (bb) Engineer's Report. The Financing Parties shall have received the report of the Independent Engineer, which report shall be in form and substance satisfactory to the Financing Parties.

                  (cc) Notes. There shall have been delivered to each of the Lenders its respective Term Note and to the Issuing

         Bank the Debt Service Letter of Credit Note, each such Note to be duly authorized and executed by the Borrower.

                  (dd) Fees. The Agent and each Lender shall have received from the Borrower such of the fees referred to in subsection 2.13 as are payable on or before the Third Restatement Effective Date.

                  (ee) Pro Forma Financial Statements. The Agent and each other Financing Party shall have received from the Borrower (i) a pro-forma opening balance sheet of the Borrower reflecting the transactions to be consummated on the Third Restatement Effective Date and acceptable in form and substance to each Financing Party and (ii) pro forma projections of the expected revenues, operating expenses and cash flows (including Debt Coverage Ratios) of the Borrower for the period from the Third Restatement Effective Date to the Final Payment Date, which projections shall (A) be satisfactory in form and substance to each Financing Party, (B) be consistent with the report of the Independent Engineer received by the Agent in satisfaction of subsection 4.1(bb) above and (C) show, among other things, a Debt Coverage Ratio of no less than 1.4 to 1.0 for the period from the Third Restatement Effective Date to the Final Payment Date and of no less than 1.25 to
         1.0 for each calendar year or portion thereof during such period.

                  (ff) Debt Service Letter of Credit. The Agent shall have received the Debt Service Letter of Credit, dated no later than the Third Restatement Effective Date.

                  (gg) Power Purchase Agreement Amendment. The Agent shall have received, with a copy for each Lender, a true and complete copy of the Power Purchase Agreement Amendment, certified as such on the Third Restatement Effective Date by a Responsible Officer of the Borrower.

                  (hh) Power Purchaser Notice. The Agent shall have received evidence satisfactory to it that the Borrower shall have delivered to the Power Purchaser the notice specified in Section 2.3 of the Power Purchase Agreement Amendment in order for the Power Purchase Agreement Amendment to become effective.

                  (ii) Borrowing Request. The Agent shall have received a Borrowing Request from the Borrower, properly completed in accordance with Section 1.2, requesting a borrowing of Additional Term Loans in an amount not more than $5,000,000.

                  (jj) Payment of Interest and Fees. All interest on the Existing Term Loans, if any, outstanding under the Existing Loan Agreement which is accrued and unpaid to and including the Third Restatement Effective Date, and all commissions, fees and other amounts payable by the Borrower under the Existing Loan Agreement (whether or not then due and payable) shall have been paid in full (including any amounts payable to any of the Transferor Lenders pursuant to subsection 2.12 of the Existing Loan Agreement as a result of the transactions contemplated under the Bank Assignment).

                  (kk) Additional Matters. All other documents and legal matters in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Agent and its counsel.

                  4.2 Conditions to Additional Term Loans. The agreement of each Lender to make any Additional Term Loan requested to be made by it after the Third Restatement Effective Date is subject to the satisfaction of the following conditions precedent in a manner satisfactory to such Lender:

                  (a) No Default. No Specified Default or Event of Default shall have occurred and be continuing on such date after giving effect to the Additional Term Loans requested to be made on such date.

                  (b) No Event of Loss. No Event of Loss shall have occurred prior to such date.


                  SECTION 5.  REPRESENTATIONS AND WARRANTIES.

                  In order to induce the Financing Parties to enter into this Agreement, the Borrower represents and warrants to the Financing Parties that:

                  5.1 Financial Statements; Liabilities. (a) The financial statements of the Borrower for the fiscal year ended June 30, 1997 and for the three-month period ended September 30, 1997, copies of which have been delivered to the Financing Parties, are true and correct in all material respects, have been prepared in accordance with GAAP and fairly present the financial condition of the Borrower on such dates and the results of its operations and cash flows for the respective fiscal periods ended on such dates. All material liabilities, direct or indirect, absolute or contingent, of the Borrower as at such dates are either disclosed in such balance sheets or are listed on Schedule II hereto.

                  (b) The consolidated financial statements of Cogentrix Energy for the fiscal year ended June 30, 1997 and for the three-month period ended September 30, 1997, copies of which have been delivered to the Financing Parties, are true and correct in all material respects, have been prepared in accordance with GAAP and fairly present the consolidated financial condition of Cogentrix Energy on such dates and the consolidated results of their operations and cash flows for the respective fiscal periods ended on such dates. All material liabilities, direct or indirect, absolute or contingent, of Cogentrix Energy as at such dates are either disclosed in such balance sheets or are listed on Schedule II hereto.

                  (d) Since June 30, 1997, there has been no material adverse change in the properties, business, operations or financial condition of the Borrower, the Parent, Cogentrix Energy or, to the knowledge of the Borrower, any other Project Participant.

                  5.2 Corporate Existence. The Borrower is (a) duly organized and validly existing and in good standing under the laws of the State of North Carolina, (b) has the corporate power and authority and the legal right to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged and (c) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification except to the extent that the failure to so qualify could not, in the aggregate, have a material adverse effect on the business, operations, property or financial or other condition of the Borrower and could not materially adversely affect the ability of the Borrower to perform its obligations under this Agreement or the Notes or the other Project Documents to which it is a party. The Borrower has been, is, and will be engaged solely in the business of constructing, owning and operating the Project and has no obligations or liabilities other than those incurred in connection with its execution and delivery of the Project Documents to which it is a party and those incurred pursuant to the provisions of the Project Documents.

                  5.3 Compliance with Law. The Borrower is in compliance with all Requirements of Law except to the extent that the failure to comply therewith (a) would not reasonably be expected, in the aggregate, to have a material adverse affect on the business, operations, properties or financial or other condition of the Borrower and (b) would not materially adversely affect the ability of the Borrower to perform its obligations under this Agreement, the Notes or the other Project Documents to which it is a party.

                  5.4 Corporate Power and Authorization; Enforceable Obligations. The Borrower has full corporate power and authority and the legal right to own and operate the Project, to conduct its business as now conducted and as proposed to be conducted by it, to execute, deliver and perform this Agreement, the Notes and the other Project Documents to which it is or is to become a party, to grant the mortgages and security interests provided for in the Security Documents and to borrow hereunder. The Borrower has taken all necessary corporate and legal action to authorize the borrowings on the terms and conditions of this Agreement, the Notes and the other Project Documents to which it is a party, to grant the mortgages and security interests provided for in the Security Documents and to authorize the execution, delivery and performance of this Agreement, the Notes and the other Project Documents to which it is or is to become a party. No consent or authorization of, filing with, or other act by or in respect of any Governmental Authority, is required in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of this Agreement, the Notes or the other Project Documents to which the Borrower is or is to become a party, except as referred to in Section 5.5. This Agreement, each Note and each other Project Document to which the Borrower is a party have been duly executed and delivered by the Borrower and constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally.

                  5.5 Governmental Actions. No Governmental Actions are required in connection with the participation by the Borrower, the Parent, Cogentrix Energy, the Lenders, the Issuing Bank or the other Project Participants in the transactions contemplated by this Agreement and the other Project Documents, or the execution, delivery and performance by any of such Persons of the Project Documents to which such Person is a party, or the construction, use, ownership or operation of the Project in accordance with the applicable provisions of the Project Documents and in compliance with all Requirements of Law (including Environmental Laws and regulations), except for those Governmental Actions which are set forth in Schedule III hereto. As of the Third Restatement Effective Date, each of the Governmental Actions listed in Schedule III has been duly obtained or made, is in full force and effect, are not the subject of any pending or threatened judicial or administrative proceedings and, if the applicable statute, rule or regulation provides for a fixed period for judicial or administrative appeal or review thereof, such period has expired.

                  5.6 No Legal Bar. The execution, delivery and performance of this Agreement, the Notes and the other Project Documents, the borrowings hereunder and the use of the proceeds thereof, will not violate any Requirement of Law or any Contractual Obligation of the Borrower (including any other Project Document), and will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues pursuant to any Requirement of Law or Contractual Obligation, except for the Liens created by the Security Documents. No approvals and consents of any trustee or any holder of any indebtedness, obligations or securities of the Borrower or, to the best of the knowledge of the Borrower, of any other Project Participant, are required in connection with the execution, delivery and performance by the Borrower or any Project Participant of any Project Document to which it is a party, except such as have been duly obtained and are in full force and effect.

                  5.7 No Litigation. Except as disclosed in Schedule VIII, no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is on the Third Restatement Effective Date pending or, to the knowledge of the Borrower, threatened by or against the Borrower or against any of its properties or revenues (a) with respect to this Agreement, the Notes or any other Project Document or any of the transactions contemplated hereby or thereby, or (b) which could have a material adverse effect on the business, operations, property or financial or other condition of the Borrower or (c) which could materially adversely affect the ability of the Borrower to perform its obligations under this Agreement, the Notes or any of the other Project Documents to which it is a party.

                  5.8 No Default or Event of Loss. The Borrower is not in default under or with respect to any Contractual Obligation in any respect which could be materially adverse to its business, operations, property or financial or other condition, or which could materially adversely affect the ability of the Borrower to perform its obligations under this Agreement, the Notes or any of the other Project Documents to which it is a party. No Default or Event of Default as to the Borrower or the Parent or Cogentrix Energy and, to the best of the Borrower's knowledge, no Default or Event of Default arising from the acts or omissions of any other Project Participant, has occurred and is continuing; no Event of Loss has occurred.

                  5.9 Ownership of Property; Liens. The Borrower has (i) good record and marketable title in fee simple to the property described in the Deed of Trust (other than the Easements and the property leased pursuant to the Ground Lease), (ii) valid title to the Easements, (iii) a valid leasehold interest in the property leased pursuant to the Ground Lease and (iv) good and valid title to the Barge and to the portion of the Facility constituting personal property, in each case free and clear of all Liens other than Permitted Liens.

                  5.10 No Burdensome Restrictions. No Contractual Obligation of the Borrower and no Requirement of Law materially adversely affects, or insofar as the Borrower may reasonably foresee is likely to materially adversely affect, the business, operations, property or financial or other condition of the Borrower.

                  5.11 Taxes. The Borrower has filed or caused to be filed all tax returns which are required to be filed by it, and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority; and no tax Liens have been filed and no claims are being asserted with respect to any such taxes, fees or other charges.

                  5.12 Public Utility Status. (a) Neither the Borrower nor the Parent nor any of their respective Affiliates is or will be, by reason of (i) the ownership of the Project or the operation thereof by the Borrower or the Parent, or (ii) any other transaction contemplated by this Agreement or any of the other Project Documents, deemed by any Governmental Authority having jurisdiction to be subject to financial, organizational or rate regulation as an "electric utility", "electric corporation", "electrical company", "public utility" or a "public utility holding company" under any existing law, rule or regulation of any Governmental Authority.

                  (b) Neither the Lenders nor the Agent nor the Issuing Bank nor any of their Affiliates is or will be, by reason of (i) the ownership of the Project or the operation thereof by the Borrower, (ii) the making of the Term Loans hereunder, (iii) the securing of the Term Loans by Liens on the Project and the Assigned Contracts or (iv) any other transaction contemplated by this Agreement or any of the other Project Documents, deemed to be, or be subject to regulation as, an "electric utility", "electric corporation", "electrical company", "public utility" or a "public utility holding company" under any existing law, rule or regulation of any Governmental Authority; and neither the Lenders nor the Issuing Bank nor the Agent nor any of their respective Affiliates will, by reason of its ownership or operation of the Project upon the exercise of remedies under the Security Documents, be deemed to be subject to financial, organizational or rate regulation as an "electric utility", "electric corporation", "electrical company", "public utility" or a "public utility holding company" under any existing law, rule or regulation of any Governmental Authority.

                  (c) The Facility is, and on the Third Restatement Effective Date and thereafter at all times will continue to be, a Qualifying Facility and is and will be exempt from all regulation under the Public Utility Holding Company Act of 1935, as amended.

                  (d) The Borrower meets, and will on the Third Restatement Effective Date and thereafter at all times continue to meet, the ownership criteria for a "qualifying cogeneration facility" set forth in 18 CFR 292.207.

                  5.13 Federal Regulations. The Borrower is not engaged and will not engage in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulations G, U and X of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect. No part of the proceeds of any Term Loan will be used for "purchasing" or "carrying" any "margin stock" as so defined or for any purpose which violates, or which would be inconsistent with, the provisions of the Regulations of such Board of Governors.

                  5.14 ERISA. The Borrower is not in violation of applicable provisions of ERISA or the regulations and published interpretations thereunder, and no Reportable Event has occurred and is continuing with respect to any Plan.

                  5.15 Investment Company Act. The Borrower is not an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

                  5.16 Security Documents. The Security Documents create, in favor of the Agent for the ratable benefit of the Financing Parties, legal, valid and enforceable mortgage Liens on or security interests in all of the Collateral, and such Liens and security interests constitute perfected Liens on and perfected security interests in all right, title, estate and interest of the Borrower in the Collateral prior and superior to all other Liens, existing or future, except for Permitted Liens. The recordings and filings shown on Schedule IV are all the actions necessary or advisable in order to establish, protect and perfect the interest of the Agent in the Collateral.

                  5.17 Full Disclosure. Neither this Agreement nor any certificate, written statement or other document furnished by the Borrower or the Parent or Cogentrix Energy to the Financing Parties, or to any appraiser or engineer or environmental consultant submitting a report to the Financing Parties, by, or to the knowledge of the Borrower on behalf of, the Borrower or any Affiliate thereof in connection with the transactions contemplated by this Agreement and the other Project Documents or the design, description, testing or operation of the Project, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading. There is no fact known to the Borrower which the Borrower has not disclosed in writing to the Financing Parties which materially adversely affects or, so far as the Borrower can now reasonably foresee, will materially adversely affect the properties, business, prospects or financial or other condition of the Borrower or the ability of the Borrower to perform its obligations hereunder and under the Assigned Contracts and the other Project Documents.

                  5.18 Power Purchase Agreement and Other Assigned Contracts. The Power Purchase Agreement (including, without limitation, the Power Purchase Agreement Amendment) has been duly executed and delivered by VEP and constitutes the legal, valid and binding obligation of VEP, enforceable against VEP in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally. If the Facility remains a Qualifying Facility pursuant to the rules and regulations of the FERC, no Governmental Actions were or are required in connection with the execution, delivery and performance by the Power Purchaser of the Power Purchase Agreement Amendment, other than the filing of the Power Purchase

Agreement Amendment with the Virginia State Corporation Utilities Commission (which filing, if required, will be made on or before December 31, 1998) and except for those which have been duly obtained or made and are in full force and effect. As of the Third Restatement Effective Date the Borrower will have duly performed and complied with all agreements and conditions which are required to be performed or complied with by it under the Power Purchase Agreement (including, without limitation, the Power Purchase Agreement Amendment) as of such date. Each of the other Assigned Contracts has been duly executed and delivered by the parties thereto and constitutes the legal, valid and binding obligation of such parties, enforceable against such parties in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally. As of the Third Restatement Effective Date the Borrower will have duly performed and complied with all agreements and conditions which are required to be performed or complied with by it thereunder as of such date. Each of the Assigned Contracts is in full force and effect and has not been amended. There exists no default or event of default or breach in the performance of any covenant, agreement, obligation or condition to be performed by the Borrower under any Assigned Contract, no notice of default has been given under any Assigned Contract, and no consent or authorization need be obtained by the Borrower from any other party to any Assigned Contract in connection with the execution and delivery of the Third Amended and Restated Loan Agreement, or of any other Project Document (including any amendment thereto) being executed and delivered on the Third Restatement Effective Date.

                  5.19 Principal Place of Business, Etc. The chief executive office and principal place of business of the Borrower, and the office where it keeps its records concerning the Project and all contracts relating thereto, is and will be located at 9405 Arrowpoint Boulevard, Charlotte, North Carolina 28273.

                  5.20 Water Supply. There is readily available to the Facility sufficient flow of water to permit the continued operation of the Facility in accordance with the Minimum Performance Requirements.

                  5.21 Compliance with Building Codes, Zoning Laws, Etc. The Project is in all material respects in compliance with all applicable zoning, environmental protection, use and building codes, laws, regulations and ordinances. The Borrower has no knowledge of any material violations of any laws, ordinances, codes, requirements or orders of any Governmental Authority affecting the Project.

                  5.22 Roads. All roads necessary for the full utilization of the Project for its intended purposes have been completed.

                  5.23 Deed of Trust. The Lien of the Deed of Trust, as amended, is a first lien on the Mortgaged Property (as defined in the Deed of Trust), subject only to those matters shown on that certain title insurance policy dated as of the date of the Deed of Trust, and endorsements to such title insurance policy dated through the date of recordation of Deed of Trust Amendment No. 5, issued by Chicago Title Insurance Company.

                  5.24 Sufficiency of Project Documents. The services being and to be performed, the materials being and to be supplied and the leasehold and other property interests, easements and other rights granted pursuant to the Project Documents:

                  (a) comprise substantially all of the property interests necessary to secure any right material to the operation and maintenance of the Facility in accordance with all Requirements of Law and in accordance with projections, and

                  (b) provide adequate ingress and egress from the Site for any reasonable purpose in connection with the operation of the Facility, all without reference to any material proprietary information not owned by the Borrower.

There are no services, materials or rights required for the operation of the Facility in accordance with the Project Documents, other than (x) those granted by or to be provided by or on behalf of the Borrower pursuant to the Project Documents or (y) those that are commercially available at the Site.

                  5.25 Outstanding Shares of Capital Stock of Borrower. All of the outstanding shares of the capital stock of the Borrower have been duly authorized and validly issued in conformity with all applicable federal and state laws and regulations and are fully paid and non-assessable. All of such shares are held by the Parent free and clear of all Liens, except for the Lien created by the Pledge Agreement.

                  5.26  Environmental Matters.

                  (a) Except as disclosed in the Environmental Assessment, the Site does not contain, and, to the best knowledge of the Borrower, has not previously contained, any Hazardous Materials or underground storage tanks (except for underground storage tanks which have been removed by the Borrower as previously disclosed in writing to the Lenders).

                  (b) Except as disclosed in the Environmental Assessment, the Site is in compliance with all applicable federal, state and local environmental standards and requirements affecting the Site or the Facility and there are no environmental conditions in respect of Hazardous Materials which could interfere with the continued operation of the Facility.

                  (c) Except as disclosed on Schedule V hereof, the Borrower has not received any notices of violation or advisory action by regulatory agencies regarding environmental control matters or permit compliance.

                  (d) No Hazardous Material or ash has been transferred from the Site to any other location which is not in compliance with all applicable environmental laws, regulations or permit requirements.

                  (e) With respect to the Site and the Facility, there are no proceedings, governmental administrative actions or judicial proceedings pending or, to the best of the Borrower's knowledge, contemplated under any federal, state or local law regulating the discharge of hazardous or toxic materials or substances into the environment, to which the Borrower is named as a party.

                  5.27 Subsidiaries. The Borrower has no subsidiaries, and will not in the future have any subsidiaries.

                  5.28 Representations and Warranties in Other Project Documents. The representations and warranties of the Borrower, Cogentrix Energy and the Parent contained in the other Project Documents were true and correct on and as of the date made, and except to the extent any such representation or warranty relates solely to an earlier date, the Borrower hereby confirms as of the date hereof each such representation and warranty with the same effect as if set forth in full herein.

                  5.29 Relocation of Coal Conveyor and Steam Pipelines. Since October 5, 1988, neither Borrower nor any other Person has moved or reconstructed all or any portion of the coal conveyor or steam pipelines lying (as of October 5, 1988) within the boundaries of the Easements so as to cause all or any portion of such coal conveyor or steam pipelines to lie outside the boundaries of the Easements.


                  SECTION 6.  AFFIRMATIVE COVENANTS.

                  So long as any Note remains outstanding and unpaid or any other amount is owing to any Financing Parties hereunder or under the Security Documents, the Borrower hereby agrees that it shall:

                  6.1 Financial Statements. Furnish or cause to be furnished to each of the Financing Parties:

                  (a) as soon as available, but in any event within 120 days after the end of each fiscal year of each of the Borrower and Cogentrix Energy, a copy of the balance sheet of each of the Borrower and Cogentrix Energy as at the end of such year and the related statements of income, retained earnings and changes in cash flow for such year of each of the Borrower and Cogentrix Energy, setting forth in each case in comparative form the figures for the previous year, certified without qualification arising out of the scope of the audit by Arthur Andersen, LLC or other independent certified public accountants of nationally recognized standing, and

                  (b) as soon as available, but in any event within 60 days after the end of each quarterly period of each fiscal year of each of the Borrower and Cogentrix Energy, a copy of the unaudited balance sheet of each of the Borrower and Cogentrix Energy as at the end of such quarterly period and the related unaudited statements of income, retained earnings and changes in cash flow of each of the Borrower and Cogentrix Energy for such quarterly period and for the portion of the fiscal year then ended, setting forth in each case in comparative form the figures for the previous period, certified by a Responsible Officer (subject to normal year-end audit adjustments);

All financial statements delivered pursuant to this subsection shall be complete and correct in all material respects (subject, in the case of interim statements, to normal year-end audit adjustments) and shall be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein.

                  6.2  Certificates; Other Information.  Furnish to the Agent:

                  (a) concurrently with the delivery of the financial statements referred to in Section 6.1(a) for the Borrower, a certificate of the independent public accountants that certified such financial statements stating that in making the examination necessary for the audit thereof no knowledge was obtained of any Default or Event of Default, except as specified in such certificate;

                  (b) concurrently with the delivery of the financial statements referred to in Sections 6.1(a) and 6.1(b) with respect to the Borrower, a certificate of a Responsible Officer stating that during the period covered by such financial statements the Borrower has observed and performed all of its covenants and other agreements, and satisfied every condition, contained in this Agreement and the other Project Documents to be observed, performed or satisfied by it, and that such Officer has obtained no knowledge of any Default or Event of Default at any time during such period or on the date of such certificate, except as specified in such certificate;

                  (c) not less than 30 or more than 60 days prior to the end of each fiscal year of the Borrower, operating budgets for the next succeeding fiscal year of the Borrower;

                  (d) within 30 days after each Installment Payment Date, a certificate of the chief financial officer or treasurer of the Borrower setting forth the Debt Service, Project Cash Flow, Project Revenues and Cash Operating Costs for the three-month period ended on such Installment Payment Date, and the Twelve-Month Project Cash Flow, Twelve-Month Debt Service and Twelve-Month Debt Coverage Ratio determined as of such Installment Payment Date;

                  (e) within five days after the filing thereof, the "Annual Returns" (Form 5500 series) and attachments filed annually with the Internal Revenue Service with respect to each Single Employer Plan;

                  (f) with respect to any Single Employer Plan adopted or amended by the Borrower or any Commonly Controlled Entity, any determination letters received from the Internal Revenue Service with respect to the qualification of such Plan, as initially adopted or amended under Section 401(a) of the Code;

                  (g) promptly, copies of any material notices, reports or certificates given to the Borrower, Delaware Holdings, Cogentrix Energy or the Parent under any Project Document;

                  (h) promptly, such additional financial and other information, including, without limitation, budgets and operating reports, with respect to the Borrower, Delaware Holdings, Cogentrix Energy, the Parent, or the Project as any Financing Party may from time to time reasonably request.

The Financing Parties will use reasonable efforts to keep confidential the Project Documents, any financial information or any other information relating to the plans and specifications with respect to the Project, in each case as furnished to them by the Borrower or the Parent, except to the extent (i) otherwise required by statute, rule, regulation or judicial process, by bank examiners and/or auditors, (ii) the Financing Parties wish to furnish such information to prospective purchasers of the Project in anticipation of a foreclosure sale or other exercise of remedies under the Security Documents, or
(iii) permitted by subsection 10.6(d).

                  6.3 Payment of Obligations. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all of its Indebtedness and other obligations of whatever nature, except for any Indebtedness or other obligations which are being contested in good faith and by appropriate proceedings if (i) adequate reserves with respect thereto are maintained on the books of the Borrower in accordance with GAAP and (ii) such contest does not involve any risk of the sale, forfeiture or loss of any of the Collateral.

                  6.4 Conduct of Business and Maintenance of Existence. (i) Engage solely in the business of owning and operating the Project, (ii) preserve, renew and keep in full force and effect its existence and good standing as a corporation under the laws of the State of North Carolina and its qualification to do business and good standing in the Commonwealth of Virginia,
(iii) take all action necessary to maintain in full force and effect all Governmental Actions in effect on the Third Restatement Effective Date and to obtain and maintain all Governmental Actions required at any time after the Third Restatement Effective Date in connection with the ownership or operation of the Facility, and (iv) maintain the Facility as a Qualifying Facility. The Borrower will comply with all Contractual Obligations, Governmental Actions and Requirements of Law relating to the Project or any other property of the Borrower except to the extent that the failure to comply therewith would not, in the aggregate, have a material adverse effect on the business, operations, property or financial or other condition of the Borrower.

                  6.5 Maintenance of Property; Operation of Project; Restoration of Facility. (a) At the Borrower's expense, keep the Facility in good working order and condition and make all repairs, replacements and renewals with respect thereto and additions and betterments thereto which are necessary for the Facility to operate efficiently in accordance with the Minimum Performance Requirements, any applicable requirements of insurance policies and at least in accordance with accepted industry standards for similar properties. All repairs, replacements and renewals shall be equal in quality and class to the original work. The Borrower shall operate and maintain the Facility in a safe manner in accordance with those electrical practices and methods as are commonly used in prudent electrical engineering to operate equipment for the distribution of electricity, in accordance with all Federal, State and local laws and regulations and in accordance with the National Electric Safety Code. The Financing Parties shall have the right to review and approve the individual(s) or company(s) responsible for operating the Project.

                  (b) If, after any loss, theft, destruction or damage with respect to the Facility referred to in clause (ii) of the definition of "Event of Loss", the Agent determines in accordance with subclause (y) of said clause
(ii) that sufficient funds are or will be available to restore the Facility, the Borrower at all times thereafter will proceed diligently with all work necessary to correct the loss, theft, destruction or damage to the Facility referred to in said clause (ii).

                  6.6 Assigned Contracts. Maintain or cause to be maintained in full force and effect, without amendment or modification (except as permitted in Section 7.10), and observe and perform all of its covenants and obligations under, comply with all conditions under, and diligently enforce all its rights under and in accordance with the terms of, each Assigned Contract.

                  6.7 Insurance. (a) Types of Insurance. Without cost to the Agent or any other Financing Party, the Borrower shall maintain or cause to be maintained in effect at all time insurance with respect to the Facility against such hazards, in such form (subject to the provisions of Section 6.7(c) hereof) and with such insurers as shall be approved by the Required Lenders, and in such amounts as the Borrower would, in the prudent management of its property, maintain, or as would be maintained by others similarly situated in respect of property similar to the Facility; provided that, in any event, on or prior to the Third Restatement Effective Date, the Borrower shall procure or cause to be procured at its own expense and maintain in full force and effect until such time as all of its obligations under this Agreement and the Notes shall have been paid in full, with responsible insurers authorized to do business in the State of Virginia with a Best's rating of "A-" or better (except for policies underwritten by Lloyds of London and approved English companies, acceptable to the Agent), the following types of insurance:

                      (i) Physical Damage Insurance: Property damage insurance on an "all risk" basis including but not limited to fire and extended coverage and coverage against earth movement and flood and providing
         (1) coverage for the Facility in a minimum amount equal to the "full insurable value" of the Facility, but in no event less than the sum of
         (i) the sum of the aggregate unpaid amount of the Loans plus the amount of the Total Available Additional Term Loan Commitment plus the Available Amount, (ii) $6,000,000 (provided that in the event the Borrower has not entered into an Interest Rate Protection Agreement that provides for breakage costs, the amount of this clause (ii) shall be zero) and (iii) all other amounts necessary to remove all liens, encumbrances or mortgages from any of the Collateral, (2) transit coverage with sub-limits sufficient to insure the full replacement value of all property or equipment removed from the Project, but in no event less than $10,000,000, (3) coverage for the steam and electrical transmission lines and related equipment for which the insured has an insurable interest and (4) coverage for foundations and other property below the surface of the ground. For purposes of this Section 6.7, "full insurable value" shall mean the full replacement value of the Facility, including any improvements and equipment, fuel and supplies, without deduction for physical depreciation and/or obsolescence. Such insurance shall include an "agreed amount" clause with no co-insurance clause and shall provide for increased costs of debris removal and loss to undamaged property as the result of enforcement of building laws or ordinances. Testing coverage shall be included, if applicable.

                  (ii) Boiler and Machinery Insurance: Boiler and machinery insurance coverage to be written on a "comprehensive form" basis for all insurable objects, including but not limited to pressure vessels, electrical turbines and equipment, motors, air tanks, boilers, machinery, pressure piping or any other similar objects located on or adjacent to the Site in a minimum aggregate amount equal to the replacement value of the insurable objects. If the boiler and machinery insurance is written on a policy separate from the property damage insurance policy, both the boiler and machinery insurance policy and the property damage insurance policy shall contain a joint loss agreement endorsement.

         The insurance policies in clauses (i) and (ii) above may have a combined deductible of not greater than $250,000 or such other amount acceptable to the Agent as shall (in the good faith judgment of the Agent) be available on commercially reasonable terms in the insurance market place.

                 (iii) Business Interruption Insurance: Business interruption insurance covering loss of net profits, fixed expenses, principal and interest payable on the Notes and all liquidated damages payable pursuant to any Project Document for a minimum period of 12 months; such policy may provide that insurance proceeds will not be paid in respect of the first 30 days of such business interruption or such other period requested by the Borrower and reasonably acceptable to the Agent and the other Financing Parties.

                  (iv) Contingent Business Interruption Insurance: Contingent business interruption insurance covering loss of net profits, fixed expenses, principal and interest payable on the Notes and all liquidated damages payable pursuant to any Project Document for a minimum period of 12 months during the period when the operation of the Facility is impaired due to physical loss or damage to facilities owned by others; such policy may provide that insurance proceeds will not be paid in respect of the first 30 days of such impairment of operation.

                   (v) Workers' Compensation Insurance: Workers' compensation insurance as required by Virginia state law, including, without limitation, employer's liability insurance for all employees of the Borrower, Delaware Holdings, Cogentrix Energy or the Parent in the amount of $500,000 per occurrence (the policies with respect to which shall include all states' coverage). The coverage of such insurance shall comply with all Requirements of Law.

                  (vi) Comprehensive General Liability Insurance: Insurance against claims for personal injury (including bodily injury and death) and property damage. Such insurance shall be written on an occurrence basis and provide coverage for products, completed operations, blanket contractual, explosion, collapse and underground coverage and broad form property damage with a $1,000,000 combined single limit for bodily injury and property damage and a $2,000,000 aggregate limit.

                    (vii) Comprehensive Automobile Liability: Insurance against claims of personal injury (including bodily injury and death) and property damage covering all owned, leased, non-owned and hired vehicles with a $ 1,000,000 minimum limit per occurrence for combined bodily injury and property damage liability, including no fault insurance, where applicable.

                   (viii) Excess Insurance: Excess liability insurance on an "occurrence" basis covering claims in excess of the underlying insurance described in the foregoing clauses (v), (vi) and (vii) with a $30,000,000 minimum limit per occurrence and a $30,000,000 minimum aggregate annual limit.

                     (ix) Barge Insurance: Hull and machinery damage, protection and indemnity, stevedoring/wharfingers legal liability and water quality insurance coverage for the Barge, and all insurance required for the Borrower to keep the Barge insured pursuant to the requirements of Section 15 of Article I of the Ship Mortgage.

                  (b) Loss Payee. All insurance policies required in Section 6.7(a) covering loss or damage to the Facility including, without limitation, those policies required by clauses (i), (ii), (iii) and (iv) of Section 6.7(a), shall name the Agent as first loss payee pursuant to a standard first mortgage endorsement substantially equivalent to the "New York Standard Mortgage Endorsement" or "Lenders Loss Payable Endorsement 438 BFU" and shall provide that any payment thereunder for any loss or damage shall be made to the Agent.

                  (c) Special Policy Provisions. All policies (other than policies with respect to workers' compensation, occupational disability benefits or similar insurance) shall name the Agent and the other Financing Parties as additional insureds and shall insure the interests of the Agent and the other Financing Parties regardless of any breach or violation by the Borrower of warranties, declarations or conditions contained in such policies or any action or inaction of the Borrower or any other Person; each liability policy shall expressly provide that all provisions thereof, except the limits of liability (which shall be applicable to all insureds as a group) and liability for premiums, commissions, assessments or calls (which shall be solely a liability of the Borrower) shall operate in the same manner as if there were a separate policy covering each such insured; each policy (except workers' compensation) shall waive any right of subrogation of the insurers to any set-off or counterclaim against the Agent or any other Financing Party or any other deduction, whether by attachment or otherwise, in respect of any liability of the Borrower; and each such policy shall provide that, if such insurance is to be canceled or terminated or materially changed for any reason whatsoever the insurers will promptly notify the Borrower and the Agent, and any such material change, cancellation or termination shall not be effective as to the Agent and the other Financing Parties for 60 days (or (x) 10 days in the case of a cancellation or termination resulting from a failure to pay a premium in respect of such policy (other than a policy provided pursuant to clause (ix) (Barge Insurance) of subsection 6.7(a)) and (y) 30 days in the case of a material change, modification, cancellation or termination of a policy provided pursuant to clause (ix) (Barge Insurance) of subsection 6.7(a)) after receipt of such notice by the Agent, and that appropriate certification shall be made to the Borrower by each insurer with respect thereto. All insurance as required in Section 6.7(a) shall be primary and not excess to or contributing with any insurance or self insurance maintained by the Agent or the other Financing Parties, or their respective officers and employees. The Agent shall have the right to join the Borrower in the settlement, adjustment or compromise of any claim in excess of $100,000 under any insurance policy maintained pursuant to this Section 6.7.

                  (d) Additional Requirements. In addition to the other requirements of this Section 6.7, the Borrower shall comply in all respects with any insurance requirements contained in any other Project Document to which it is a party.

                  (e) Certificates of Insurance. The Borrower shall deliver to the Agent prior to the expiration date of each insurance policy required to be maintained by it pursuant to this Section 6.7, an original certificate of insurance executed by the insurer or its duly authorized agent evidencing the continuance of such insurance policy (and, upon request, a certified copy of such insurance policy). The Borrower shall deliver to the Agent within 30 days of the end of each fiscal year of the Borrower, beginning with the fiscal year ending December 31, 1998, a certificate or other evidence of insurance from a recognized independent insurance broker or agent confirming (i) that all insurance policies required by this Section 6.7 are in full force and effect as of the date thereof, provided, however, that such broker or agent may rely as to subsection 6.7(a)(i)(1)(ii) and (iii) on the representations and warranties of the Borrower contained in this Agreement, (ii) that all premiums due on such policies have been paid, (iii) the names of the issuers of such policies and
(iv) the respective amounts and expiration dates of such policies.

                  (f) Application of Payments. All payments received by the Agent, any other Financing Party or the Borrower under any business interruption insurance policy shall promptly be deposited in the Revenue Account for application in accordance with the provisions of Sections 4.01 and 4.02 of the Security Deposit Agreement. All payments received by the Agent, any other Financing Party or the Borrower from any insurer with respect to loss or damage to the Facility or other Collateral shall promptly be deposited in the Insurance Proceeds Account for application in accordance with the provisions of Section 4.06 of the Security Deposit Agreement.

                  (g) No Duty of any Agent or any Lender to Verify. No provision of this Section 6.7 or any provision of any other Project Document shall impose on the Agent or any other Financing Party any duty or obligation to verify the existence or adequacy of the insurance coverage maintained by the Borrower, nor shall the Agent or any other Financing Party be responsible for any representations or warranties made by or on behalf of the Borrower to any insurance company or underwriter.

                  It is understood and agreed that the Financing Parties reserve the right to require, through the Agent, that the amounts and scope of coverage of any of the aforesaid insurance policies be modified if a state of facts shall exist in respect of the Project which was not reasonably foreseeable by the parties hereto on the Third Restatement Effective Date and which, in the Agent's opinion, renders such coverage materially inadequate.

                  6.8 Inspection of Property; Books and Records; Discussions. Keep proper books of record and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities, and permit representatives of the Financing Parties during normal business hours and after notice to visit and inspect any of its properties and examine and make abstracts from any of its books and records as often as reasonably may be desired, and to discuss the business, operations, properties and financial and other condition of the Borrower with officers and employees of the Borrower and with its independent public accountants (and the Borrower hereby authorizes its independent public accountants to discuss, at the request of any Financing Party, such matters with the Financing Parties' representatives).

                  The Financing Parties shall have the right, at the Borrower's expense, from time to time at reasonable intervals during the term of this Agreement, to have the Project inspected by the Independent Engineer. The Agent shall give reasonable notice to the Borrower prior to each such inspection. If the Borrower obtains an inspection report on the Project or any portion thereof at its own request, it will promptly provide a copy of such report to the Agent. The Borrower agrees to correct or cause to be corrected any substantial defect in the Project which the Borrower discovers or which is disclosed by any inspection provided for in this subsection upon learning of same, or to promptly give the Agent a reasonably detailed explanation in writing specifying the reasons that such correction is not required within a reasonable time.

                  6.9 Notices. Promptly upon obtaining knowledge of any of the following, give notice to the Agent:

                  (a) of the occurrence of any Default or Event of Default;

                  (b) of any default or event of default under any of the Assigned Contracts or any notice or assertion of such a default;

                  (c) of any (i) default or event of default under any Contractual Obligation (other than the Assigned Contracts) of the Borrower or (ii) litigation, investigation or proceeding which may exist at any time between the Borrower and any Governmental Authority, which in either case could have a material adverse effect on the business, operations, property or financial or other condition of the Borrower;

                  (d) of any litigation or proceeding affecting the Borrower in which the amount involved is $100,000 or more or in which injunctive or similar relief is sought;

                  (e) of the following events, as soon as possible and in any event within 30 days after the Borrower has reason to know thereof: (i) the occurrence or expected occurrence of any Reportable Event with respect to any Single Employer Plan which could reasonably be expected to have a material adverse effect on the Borrower or the Parent, or
         (ii) the institution of proceedings or the taking or expected taking of any other action by PBGC or the Borrower or the Parent to terminate, withdraw or partially withdraw from any Single Employer Plan, or (iii) the Reorganization or Insolvency of any Multiemployer Plan, and, in addition to such notice, deliver to the Agent whichever of the following may be applicable: (A) a certificate of a Responsible Officer of the Borrower or the Parent setting forth details as to such Reportable Event and the action that the Borrower or the Parent, as the case may be, proposes to take with respect thereto, together with a copy of any notice of such Reportable Event that may be required to be filed with PBGC, or (B) any notice delivered by PBGC evidencing its intent to institute such proceedings or any notice to PBGC that such Plan is to be terminated, or (C) any notice of the Reorganization or Insolvency of a Multiemployer Plan received by the Borrower or the Parent, as the case may be;

                  (f) of any material adverse change in the business, operations, property, prospects or financial or other condition of the Borrower, the Parent, Cogentrix Energy or VEP and of any actual or prospective change of law, rule or regulation which has or would have such a material adverse effect;

                  (g) of any loss or damage to the Collateral in excess of $50,000;

                  (h) of any event or condition which would change any matter represented to in subsection 5.12; and

                  (i) of any proposed Additional Contract.

Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the Borrower proposes to take or cause to be taken with respect thereto and, with respect to a notice given pursuant to clause (i), shall be accompanied by a copy of the proposed Additional Contract or, if the proposed Additional Contract has not yet been prepared, shall include a description of the proposed terms and conditions of such Additional Contract. For all purposes of clause (e) of this Section, the Borrower shall be deemed to have all knowledge or knowledge of all facts attributable to the administrator of any Single Employer Plan.

                  6.10 Assignments of Additional Contracts; Maintenance of Liens of the Security Documents; Future Mortgages.

                  (a) Concurrently with the execution of any Additional Contract, execute and deliver to the Agent an Assignment with respect to such Additional Contract and cause the other party or parties to such Additional Contract to execute and deliver to the Agent a Consent with respect to such Assignment;

                  (b) Promptly upon the request of the Agent, and at the Borrower's expense, execute and deliver, or cause the execution and delivery of, and thereafter register, file or record in each appropriate governmental office, any document or instrument supplemental to or confirmatory of the Security Documents, and take such other action deemed by the Required Lenders to be necessary or desirable for the creation or perfection of the liens and security interests purported to be created by the Security Documents; and

                  (c) If the Borrower shall at any time acquire any real property or leasehold or other interests therein not covered by the Deed of Trust, promptly upon such acquisition execute, deliver and record a first deed of trust in favor of the Agent covering such real property or leasehold or other interests (which deed of trust shall be satisfactory in form and substance to the Agent), provide a mortgagee's policy of title insurance in an amount equal to the purchase price of such property, and in connection therewith deliver to the Agent such opinions of counsel and certificates as shall be reasonably requested by the Agent.

                  6.11 Employee Plans. For each Single Employer Plan adopted by the Borrower, the Borrower will (a) use its best efforts to seek and receive determination letters from the Internal Revenue Service to the effect that such Plan is qualified within the meaning of Section 401(a) of the Code; and (b) from and after the date of adoption of any Plan, cause such Plan to be qualified within the meaning of Section 401(a) of the Code and to be administered in all material respects in accordance with the requirements of ERISA and Section 401(a) of the Code.

                  6.12 Management Letters. Promptly deliver to the Agent a copy of each report delivered to the Borrower or Cogentrix Energy by its independent public accountants in connection with any annual or interim audit of the Borrower's books, including, without limitation, any letters or reports addressed to the Borrower or Cogentrix Energy or any of their officers relating to the Borrower's internal controls, adequacy of records or the like.

                  6.13 Plans. At all times maintain at the Facility an accurate and complete set of "as built" plans and specifications for the Facility, which shall be amended and supplemented from time to time to reflect on a current basis all improvements, additions and modifications to the Facility.

                  6.14 Correction of Work. Upon demand of the Agent, correct any structural defect in the Project, all at the sole cost and expense of the Borrower.

                  6.15 Defend Title. At all times at the Borrower's own cost and expense warrant and defend the title to the Facility against the claims and demands of all Persons whomsoever, except with respect to Permitted Liens.

                  6.16 Deposits. The Borrower will deposit or cause to be deposited into each of the Accounts such amounts as are required to be deposited therein pursuant to the terms of the Security Deposit Agreement.

                  6.17 Interest Rate Protection. If on any date the implied yield on U.S. Treasury bonds having a maturity most nearly equal to the then remaining period from such date to the Final Payment Date exceeds 8% per annum (an "Interest Rate Trigger Event"), then, within 10 days of such date, the Borrower shall enter into one or more Interest Rate Protection Agreements reasonably satisfactory to the Agent which fix or "cap" the interest rates payable by the Borrower with respect to 50% of the then outstanding unpaid principal amount of the Loans in a manner reasonably satisfactory to the Agent, taking into account the amortization of principal provided for under subsection 1.4, for the period of time from such date to the Final Payment Date (the "Cap Requirement"). If after such date (i) the Borrower shall make a borrowing of Additional Term Loans hereunder and (ii) an Interest Rate Trigger Event shall exist on the date of such borrowing and (iii) the Interest Rate Protection Agreements in effect on such date do not satisfy the Cap Requirement as determined as of such date (taking into account the aggregate principal amount of the Additional Term Loans then being made), then within 10 days of the date of such borrowing, the Borrower shall enter into one or more Interest Rate Protection Agreements reasonably satisfactory to the Agent which cause the Cap Requirement then to be met.

                  6.18 Hazardous Material. (a) The Borrower shall comply with or cause compliance with all applicable Environmental Laws, shall pay or cause to be paid when due the costs of removal of any Hazardous Material and the costs of compliance with applicable Environmental Laws, and shall keep the Site or cause the Site to be kept free of any Lien imposed pursuant to such Environmental Laws. In the event the Borrower fails to do so, after notice to the Borrower and the expiration of the earlier of (i) 30 days following such notice, or (ii) the cure period permitted under the applicable Environmental Law, the Agent may declare such failure an Event of Default or cause the removal of the Hazardous Material from the Site and the cost of such removal (with interest) shall immediately be due from the Borrower to the Agent and the same shall be added to the Term Loans. The Borrower agrees not to release or dispose of any Hazardous Material at the Project except in compliance with all applicable Environmental Laws. In addition, the Borrower agrees not to allow the manufacture, storage, transmission, presence or disposal of any Hazardous Material over, upon or under the Site in violation of applicable Environmental Laws. The Agent shall have the right at any time to conduct an environmental audit of the Site and the Borrower shall cooperate in the conduct of such environmental audit. The Borrower shall give the Agent and its agents and employees access to the Site to remove Hazardous Material which is stored, disposed of or otherwise present at the Site in violation of applicable Environmental Laws and the Borrower agrees to execute a manifest to enable the Agent to do so and in the event the Borrower fails to execute such manifest, the Borrower hereby appoints the Agent as its attorney-in-fact to execute such manifest. The Borrower agrees to deliver to the Agent copies of all material correspondence and notices to or from any agency, official or other third party regarding Hazardous Materials and/or Environmental Laws. The Borrower agrees to defend, indemnify and hold the Agent and each other Financing Party free and harmless from and against all liability, loss, costs, damage and expense (including attorneys' fees and expenses and consequential damages) the Agent or the other Financing Parties may sustain by reason of (A) the imposition or recording of a Lien by any Governmental Authority pursuant to any Environmental Law; (B) claims of any Governmental Authority or private parties regarding violations of Environmental Laws; (C) costs and expenses (including, without limitation, attorneys' fees and expenses and fees incidental to the securing of repayment of such costs and expenses) incurred by Borrower, the Agent or any other Financing Party in connection with the removal of any such Lien, or removal of any Hazardous Material or in connection with the Borrower's, the Agent's or any other Financing Party's compliance with any Environmental Laws; and (D) the assertion against the Agent or any other Financing Party by any party of any claim in connection with Hazardous Material.

                  (b) The foregoing indemnification shall be a recourse obligation of the Borrower and shall survive repayment of the Loans.

                  6.19 Notice under Consents. Within 60 days after the Third Restatement Effective Date, deliver a notice to each party to a Consent (other than the Power Purchaser or the Borrower) that Credit Lyonnais is the Agent and of Credit Lyonnais' address and of the other transactions contemplated hereunder, each such notice to be in a form satisfactory to the Agent, and to be delivered by a method in accordance with the notice provisions of such Consent and by which evidence of receipt is obtained.

                  6.20 Major Maintenance Reserve Account. On each Quarterly Distribution Date, the Borrower shall deposit or cause to be deposited into the Major Maintenance Reserve Account an amount in Dollars and in immediately available funds equal to the lesser of (a) an amount equal to the excess of (i) 100% of the Available Project Cash Flow for the three-month period ended on the immediately preceding Installment Payment Date over (ii) the outstanding principal amount of the Debt Service Letter of Credit Loans as of such Quarterly Distribution Date and (b) the amount by which the Required Major Maintenance Reserve Amount for such Quarterly Distribution Date exceeds the amount then on deposit in the Major Maintenance Reserve Account. Amounts on deposit in the Major Maintenance Reserve Account shall be held and disbursed by the Security Agent in accordance with the Security Deposit Agreement.


                  SECTION 7.  NEGATIVE COVENANTS.

                  So long as any Note remains outstanding and unpaid or any other amount is owing to the Agent or any other Financing Party hereunder or under the Security Documents, the Borrower agrees that it shall not:

                  7.1 Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except (i) Indebtedness in respect of the Notes and other Indebtedness owed to the Financing Parties, (ii) Indebtedness in respect of Junior Working Capital Loans and (iii) Indebtedness in respect of Interest Rate Protection Agreements.

                  7.2 Limitation on Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except: (a) Liens in favor of the Agent or the other Financing Parties created by the Security Documents; (b) Liens for taxes not yet due, or which are being contested in good faith and by appropriate proceedings if (i) adequate reserves with respect thereto are maintained on the books of the Borrower in accordance with GAAP and (ii) such contest does not involve any risk of the sale, forfeiture or loss of any of the Collateral; (c) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business which secure payment of sums which are not overdue for a period of more than 30 days, or which are being contested in good faith and by appropriate proceedings if (i) adequate reserves with respect thereto are maintained on the books of the Borrower in accordance with GAAP and (ii) such contest does not involve any risk of the sale, forfeiture or loss of any of the Collateral; (d) judgment liens which are discharged within ten days after the entry thereof; (e) pledges or Liens in connection with workmen's compensation, unemployment insurance and other social security legislation; (f) deposits to secure the performance of statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business; (g) the Permitted Liens listed on Schedule VI; and (h) rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount, and which do not in any case materially reduce the value of the property subject thereto or interfere with the ordinary conduct of the business of the Borrower.

                  7.3 Limitation on Contingent Obligations. Agree to, or assume, guarantee, endorse or otherwise in any way be or become responsible or liable for, directly or indirectly, any Contingent Obligation, except: (a) those created by the Security Documents, and (b) those created by the other Project Documents.

                  7.4 Limitation on Restricted Payments. (a) Declare any dividends (other than dividends payable solely in stock of the Borrower) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for the purchase, redemption, retirement or other acquisition of, any shares of any class of stock of the Borrower, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Borrower or
(b) make any payment of principal or interest or other amount in respect of any Junior Working Capital Loan or (c) pay or permit the payment of any Management Fees to Cogentrix Energy or of any amount to Cogentrix Energy or any other Person in respect of the payment of any federal, state or local income taxes or
(d) pay any amount representing regional or central support costs (each such payment or distribution described in (a), (b), (c) or (d) above, a "Restricted Payment"); provided, that so long as no Default or Event of Default shall have occurred and be continuing immediately prior to or will occur or be continuing immediately after giving effect thereto and the Twelve-Month Debt Coverage Ratio (determined as of the most recent Installment Payment Date) equals or exceeds
1.15 to 1.0, the Borrower may make Restricted Payments on any Borrower Distribution Date to the extent of cash made available to the Borrower pursuant to and in accordance with Section 4.07 of the Security Deposit Agreement (other than clauses "first" and "second" thereof). The foregoing provisions of this subsection 7.4 to the contrary notwithstanding, the Borrower may, on any date on which the Lenders make Additional Term Loans to the Borrower, pay a cash dividend in an amount not exceeding the amount of such Additional Term Loans.

                  7.5 Limitation on Investments. Make or commit to make any Investment other than (a) Permitted Investments, (b) loans to

Cogentrix Energy or any Affiliate thereof on any date on which the Lenders make Additional Term Loans to the Borrower in an amount not exceeding the amount of such Additional Term Loans and (c) a loan to Cogentrix Energy or any Affiliate thereof on the Third Restatement Effective Date in an amount not exceeding $12,000,000.

                  7.6 Prohibition of Fundamental Changes; Change of Office. (a) Enter into any transaction of merger or consolidation, or change its form of organization or its business, or liquidate or dissolve itself (or suffer any liquidation or dissolution), or

                  (b) Change the location of its chief executive office or principal place of business or the office where it keeps its records concerning the Project and all contracts relating thereto from that set forth in subsection 5.19, unless the Borrower shall have given the Agent at least 30 days' prior written notice thereof and all action necessary or advisable in the Agent's opinion to protect and perfect the Liens and security interests with respect to the Collateral created by the Security Documents shall have been taken.

                  7.7 Limitation on Leases. Enter into any agreement, or be or become liable as lessee under any agreement (other than the Ground Lease), for the lease, hire or use of any real or personal property without the prior written consent of the Required Lenders, except for operating leases of personal property entered into in the ordinary course of business, under which the Borrower's aggregate payment obligations do not exceed $100,000 in any fiscal year, and which are not for the purpose of acquiring fixed or capital assets.

                  7.8 Compliance with ERISA. (a) Terminate any Single Employer Plan so as to result in any material liability to PBGC, (b) engage in or permit any Affiliate to engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan which would subject the Borrower to any material tax, penalty or other liability, (c) incur or suffer to exist any material "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, involving any Plan subject to
Section 412 of the Code or Part 3 of Title I(B) of ERISA, (d) allow or permit to exist any event (including a Reportable Event) or condition which represents a material risk of incurring a material liability to PBGC, or (e) permit the present value of all benefits vested under all Single Employer Plans subject to Title IV of ERISA, based on those assumptions used to fund the Plans, as of any valuation date with respect to such Plans to exceed the value of the assets of the Plans allocable to such benefits.

                  7.9 Restrictions on Disposition and Purchase of Assets. (a) Sell, assign, lease (as lessor), transfer or otherwise dispose of any part of its property or assets except (i) sales of electric power pursuant to the Power Purchase

Agreement, sales of steam pursuant to the Steam Purchase Contract and sales of any other by-products of the fuel combustion process of the Facility, (ii) any sale, transfer or disposition of assets permitted under subsection 10.8, (iii) sales of Permitted Investments for cash or other Permitted Investments and (iv) sales of water pursuant to the Water Purchase Contract.

                  (b) Purchase or acquire any assets other than (a) assets purchased in the ordinary course of business reasonably required in connection with the operation and maintenance of the Facility and (b) Permitted Investments.

                  7.10 Amendments, Etc. of Contracts. Without the prior written consent of the Required Lenders, enter into any Additional Contract or enter into or consent to or permit (i) the cancellation or termination of any Project Document (except upon expiration of the stated term thereof), (ii) the assignment of the rights or obligations of any party to any Project Document except as contemplated by this Agreement, (iii) any amendment, supplement or modification (including, without limitation, any change orders) of, or waiver with respect to any of the provisions of, any Project Document, or (iv) any modification or supplement of the Plans; provided, that the Borrower may, upon not less than five Business Days' prior written notice to the Agent, amend, supplement, waive or otherwise modify any Project Document to which it is a party (other than the Power Purchase Agreement, the Coal Sales Agreement, the Coal Sales Agreement Guarantee, the Barge Transportation Contract, the Ash Hauling Agreement, the Steam Purchase Contract, the Management Agreement, the Ground Lease, the Easements, the Railroad Transportation Contract, the Water Purchase Contract or any Project Document to which any Financing Party is a party or which is expressly for the benefit of any Financing Party as a named third-party beneficiary) in any manner which does not alter in any material respect the rights or obligations of the respective parties thereto or adversely affect the Borrower's ability to perform its obligations under the Loan Agreement or any other Project Document.

                  7.11 Transactions with Affiliates and Others. (a) Directly or indirectly, purchase, acquire, exchange or lease any property from, or sell, transfer or lease any property to, or borrow any money from, or enter into any management or similar fee agreement with, any Affiliate or any officer, director or employee of the Parent, Delaware Holdings, Cogentrix Energy or the Borrower, except for the transactions contemplated by the Project Documents and by this Agreement (including, without limitation, the Management Agreement), or (b) enter into any other transaction or arrangement or make any payment (except as permitted by subsection 7.4 or 7.5) to or otherwise deal with, in the ordinary course of business or otherwise, any Affiliate except in transactions contemplated by the Project Documents.

                  7.12 Limitation on Capital Expenditures. Without the prior written consent of the Required Lenders, make or commit to make any Capital Expenditures except as contemplated by the Project Documents; provided, that the Borrower may make or commit to make Capital Expenditures not to exceed $300,000 in the aggregate for any fiscal year.

                  7.13 Conduct of Business. Engage in any business other than the ownership and operation of the Project and all activities incidental thereto.

                  7.14 Qualifying Facility. Take any action, or omit to take any action, which would cause the Project to cease being a "qualifying cogeneration facility" within the meaning of the Public Utility Regulatory Policies Act of 1978, as amended from time to time.


                  SECTION 8.  EVENTS OF DEFAULT.

                  8.1 Events of Default. Upon the occurrence of any of the following events:

                  (a) The Borrower shall fail to pay when due any principal of any Loan, or within five (5) days of the date when due any interest on any Loan or any Debt Service Letter of Credit Fee or any other fee or other amount payable hereunder or under the Security Documents; or

                  (b) (i) Any representation or warranty made by the Borrower or any Project Participant in this Agreement or in any other Project Document or which is contained in any certificate, document or financial or other statement furnished at any time under or in connection with this Agreement or any other Project Document shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or (ii) any representation contained in subsection 5.12 shall not continue to be true and correct at all times; or

                  (c) The Borrower shall default in the observance or performance of (i) any covenant or agreement contained in subsection 6.7, (ii) any covenant or agreement contained in subsection 6.2(c) or
         6.19 and such default shall continue unremedied for a period of 5 days after notice thereof from the Agent or any other Financing Party, or
         (iii) any covenant or agreement contained in Section 7 and such default shall continue unremedied for a period of 30 days after the occurrence thereof; or

                  (d) The Borrower shall default in the observance or performance of any other covenant or agreement contained in this Agreement or in the Security Deposit Agreement, or the Borrower, the Parent, Delaware Holdings or Cogentrix Energy shall default in any material respect in the observance or performance of any covenant or agreement contained in any other Project Document (other than a Security Document or the Cogentrix Energy Indemnity Agreement) or in any Interest Rate Protection Agreement, and (i) the Borrower, Delaware Holdings, Cogentrix Energy or the Parent shall not have notified the Agent of such default within 30 days after it obtained knowledge thereof or (ii) the Borrower, Delaware Holdings, Cogentrix Energy or the Parent shall have given the notice required by clause (i) and such default shall continue unremedied for a period of 15 days after notice from any Financing Party requiring that such defaults be remedied; or Cogentrix Energy shall default in the performance or observance of any covenant or agreement in the Cogentrix Energy Indemnity Agreement (including, without limitation, any obligation to make a payment thereunder) and
         (x) if such default is in respect of an obligation to make a payment, such default shall continue unremedied for a period of three Business Days or (y) otherwise, Cogentrix Energy shall not have notified the Agent of such default within 30 days after it obtained knowledge thereof or such default shall continue unremedied for a period of 15 days after notice from any Financing Party requiring that such default be remedied; or

                  (e) (1) The Borrower shall (i) default in any payment of principal of or interest on any Indebtedness (other than the Notes) beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created; or (ii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause such Indebtedness to become due prior to its stated maturity or to realize upon any collateral given as security therefor; or (2) any Project Participant shall fail to perform or observe any of its covenants or obligations contained in any of the Project Documents (other than the covenants and obligations referred to in paragraphs
         (a), (b), (c) and (d) above) within the grace period, if any, provided for in such Project Documents, which failure shall continue unremedied for a period of 30 days after notice by the Agent to the Borrower and which failure could reasonably be expected to materially adversely affect (i) the interest of the Lenders under such Project Document or any other Project Document, (ii) the ability of any Project Participant to perform its obligations under such Project Document or any other Project Document or (iii) the ability of the Borrower to perform its obligations under any of the Project Documents to which it is a party; provided, that it shall not be an Event of Default under this Section 8.1(e) if, within 30 days after the occurrence of any of the foregoing events with respect to a Project Participant (other than the Borrower, the Parent, Delaware Holdings,

         Cogentrix Energy, VEP or the Steam Purchaser), such Project Participant shall have been replaced by another Person acceptable to the Required Lenders who shall have entered into Project Document(s) similar to, and at least as favorable to the Agent and the other Financing Parties as, the Project Document(s) to which such Project Participant was a party and such replacement Project Document(s) shall have been assigned to the Agent to the same extent as the Project Document(s) being replaced; or

                  (f) (i) The Borrower or any Project Participant shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or the Borrower or any Project Participant shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Borrower or any Project Participant any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against the Borrower or any Project Participant any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets, which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) the Borrower or any Project Participant shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause
         (i), (ii) or (iii) above; or (v) the Borrower or any Project Participant shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; provided, that it shall not be an Event of Default under this Section 8.1(f) if, within 30 days after the occurrence of any of the foregoing events with respect to a Project Participant (other than the Borrower, the Parent, Delaware Holdings, Cogentrix Energy, VEP or the Steam Purchaser), such Project Participant shall have been replaced by another Person acceptable to the Required Lenders who shall have entered into Project Documents(s) similar to, and at least as favorable to the Agent and the other Financing Parties as, the Project Documents(s) to which such Project Participant was a party and such replacement Project

         Documents(s) shall have been assigned to the Agent to the same extent as the Project Document(s) being replaced; or

                  (g) (i) Any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan which is not remedied before the imposition of a 100% penalty tax and which, in the sole opinion of the Required Lenders, will result in a liability to the Borrower in excess of $100,000, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan, or (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate any Single Employer Plan, which Reportable Event or institution of proceedings is, in the reasonable opinion of the Required Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, and, in the case of a Reportable Event, the continuance of such Reportable Event unremedied for ten days after notice of such Reportable Event pursuant to Section 4043(a), (c) or (d) of ERISA is given or the continuance of such proceedings for ten days after commencement thereof, as the case may be, or (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, or (v) any other event or condition shall occur or exist with respect to a Single Employer Plan; and in each case in clauses (i) through (v) above, such event or condition, together with all other such events or conditions, if any, would in the reasonable opinion of the Required Lenders subject the Borrower, Delaware Holdings, Cogentrix Energy or the Parent to any tax, penalty or other liabilities in the aggregate material in relation to the business, operations, property or financial or other condition of the Borrower, Delaware Holdings, Cogentrix Energy or the Parent; or

                  (h) One or more judgments or decrees shall be entered against the Borrower, the Parent, Delaware Holdings, Cogentrix Energy or VEP involving in the aggregate a liability (not paid or fully covered by insurance) of at least $250,000 in the case of the Borrower, $3,000,000 in the case of the Parent, Delaware Holdings or Cogentrix Energy, or $10,000,000 in the case of VEP, and all such judgments or decrees shall not have been bonded, vacated, discharged or stayed within 60 days from the entry thereof; or

                  (i) Any Security Document shall cease, for any reason, to be in full force and effect (except upon the termination thereof in accordance with its terms), or the Borrower shall so assert in writing, or the Borrower or the Parent shall default in the observance or performance of any covenant or agreement contained in any Security Document; or

                  (j) Any Project Document shall at any time for any reason cease to be in full force and effect (other than by reason of any action by any Financing Party), or shall be declared to be null and void in whole or in part or be terminated (other than by reason of any action by any Financing Party) except upon expiration of the stated term thereof, or any Project Participant shall renounce the same or deny that it has any or further liability thereunder; provided, that it shall not be an Event of Default under this Section 8.1(j) if, within 30 days after the occurrence of any of the foregoing events with respect to a Project Participant (other than the Borrower, the Parent, Delaware Holdings, Cogentrix Energy, VEP or the Steam Purchaser), such Project Participant shall have been replaced by another Person acceptable to the Required Lenders who shall have entered into Project Document(s) similar to, and at least as favorable to the Agent and the other Financing Parties as, the Project Document(s) to which such Project Participant was a party and such replacement Project Document(s) shall have been assigned to the Agent to the same extent as the Project Document(s) being replaced; or

                  (k) The Borrower shall fail to comply with any material requirement of any Governmental Authority within 30 days after notice in writing of such requirement shall have been given to the Borrower by such Governmental Authority or, if such notice shall specify a later date for compliance, by such later date, unless the Borrower is contesting such requirement in any reasonable manner which contest does not adversely affect the operation of the Facility, or in the sole opinion of the Lenders, affect the Lenders' rights or the priority of their Liens on or security interests in the Collateral; or

                  (l) At any time title to any part of the Collateral shall not be satisfactory to the Agent by reason of any Lien or other defect (even though the same may have existed prior to the Third Restatement Effective Date), except Permitted Liens and the Liens of the Security Documents, and such Lien or other defect shall not be corrected within 15 days after notice to the Borrower; or

                  (m) (i) The Parent shall at any time sell, assign, mortgage, pledge, encumber, hypothecate or otherwise transfer or dispose of any of the shares of the capital stock of the Borrower held by it, except in accordance with the provisions on the Pledge Agreement, or (ii) Cogentrix Energy shall cease at any time to be the owner, directly or indirectly through one or more wholly-owned Subsidiaries, of all of the outstanding shares of stock of the Borrower of each class having ordinary voting power (other than stock having such power only by reason of the happening of a contingency).

then, and in any such event, (a) if such event is an Event of Default specified in paragraph (f) above with respect to the Borrower, the principal amount of the Loans (with accrued interest thereon) and all other amounts owing under this Agreement and the Security Documents shall immediately become due and payable, and the Total Additional Term Loan Commitment shall immediately terminate and the Available Additional Term Loan Commitment of each Lender shall be immediately reduced to zero, without any action by the Financing Parties; and
(b) if such event is any other Event of Default, with the consent of the Required Lenders, the Agent may or upon the request of the Required Lenders, the Agent shall, by notice of default to the Borrower, do either or both of the following: (i) declare the Total Additional Term Loan Commitment to be terminated and the Available Additional Term Loan Commitment of each Lender to be reduced to zero forthwith, whereupon the Additional Term Loan Commitment shall immediately terminate and the Available Additional Term Loan Commitment of each Lender shall immediately be reduced to zero and (ii) declare the principal amount of the Loans (with accrued interest thereon) and all other amounts owing under this Agreement and the Security Documents to be due and payable forthwith, whereupon the same shall immediately become due and payable. Presentment, demand, protest and, except as expressly provided above in this Section 8.1, all notices of any kind are hereby expressly waived. Upon the occurrence and during the continuance of any Event of Default, the rights, powers, privileges and remedies available to the Agent and the other Financing Parties under this Agreement and the Security Documents or by statute or by rule of law may be exercised by the Agent and the other Financing Parties at any time and from time to time whether or not the Loans shall be due and payable, and whether or not the Agent or the other Financing Parties shall have instituted any foreclosure or other action for the enforcement of the Security Documents or the Notes. In the event that the entire unpaid principal amount of the Loans, and all interest accrued thereon, and all other amounts owing under this Agreement and the Security Documents shall have become due and payable pursuant to this subsection 8.1, the Agent shall make a drawing on the Debt Service Letter of Credit in the amount then permitted to be drawn thereunder.


                  SECTION 9.  THE AGENT

                  9.1 Appointment. Each Lender and the Issuing Bank hereby irrevocably designates and appoints Credit Lyonnais as the agent of such Financing Party under this Agreement and the Security Documents. Each such Lender and the Issuing Bank hereby irrevocably authorizes Credit Lyonnais, as the agent for such Financing Party, to take such action on its behalf under the provisions of this Agreement and the Security Documents, to execute on its behalf, where required, the Security Documents (and any amendments, supplements or modifications thereof) and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms of this Agreement and the

Security Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement or the Security Documents, the Agent shall not have any duties or responsibilities, except those expressly set forth herein and therein, or any fiduciary relationship with any Lender or the Issuing Bank, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or the Security Documents, or shall otherwise exist against the Agent.

                  9.2 Delegation of Duties. The Agent may execute any of its duties under this Agreement and the Security Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible to any Lender or the Issuing Bank for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

                  9.3 Exculpatory Provisions. Neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be
(i) liable to any Lender or the Issuing Bank for any action lawfully taken or omitted to be taken by it or any such Person under or in connection with this Agreement or any other Project Document (except for its or such Person's own gross negligence or willful misconduct), or (ii) responsible in any manner to any of the Lenders or the Issuing Bank for any recitals, statements, representations or warranties made by, on behalf of, or with respect to any Project Participant contained in this Agreement or any other Project Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent from any Person under or in connection with, this Agreement, any Note or any other Project Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, any other Project Document or the Notes or for any failure of the Borrower or any Project Participant to perform its obligations hereunder or thereunder. Neither the Agent nor any of its officers shall be under any obligation to any Lender or the Issuing Bank to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement, the Notes or the other Project Documents, or to inspect the properties, books or records of any Project Participant.

                  9.4 Reliance by Agent. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order of other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts. The Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any Security Document or Project Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement, the Notes, the Security Documents and the Project Documents in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Notes.

                  9.5 Notice of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder or of any default under any other Project Document unless it has received notice from a Lender, the Issuing Bank or the Borrower referring to this Agreement (or such Project Document), describing such Default or Event of Default or other default and stating that such notice is a "notice of default". In the event that the Agent receives such a notice, it shall promptly give notice thereof to the Lenders and the Issuing Bank and shall consult with them concerning the course of action to be taken on their behalf. The Agent shall take such action with respect to such Default, Event of Default or other default as shall be reasonably directed by the Required Lenders; provided that, unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default, Event of Default or other default as it shall deem advisable in the best interests of the Lenders and the Issuing Bank.

                  9.6 Non-Reliance on Agent. Each Lender and the Issuing Bank expressly acknowledges that neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Agent hereinafter taken, including any review of the affairs of any Project Participant, shall be deemed to constitute any representation or warranty by the Agent to any Lender or the Issuing Bank. Each Lender and the Issuing Bank represents to the Agent that it has, independently and without reliance upon the Agent or any other Lender or the Issuing Bank, and based on such documents and information as it has deemed appropriate, made its own appraisal of the business, operations, property, projections, financial and other condition and creditworthiness of the Borrower and the other Project Participants and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender and the Issuing Bank also represents that it will, independently and without reliance upon either the Agent or any other Lender or the Issuing Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the documents executed in connection herewith, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of any Project Participant.

                  9.7 Indemnification. The Lenders and the Issuing Bank agree to indemnify the Agent in its capacity as such (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably in accordance with their respective Loan Percentages, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Term Notes) be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of the use of proceeds of the Loans hereunder or relating to or arising out of this Agreement, the Notes or the other Project Documents or any other documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; provided that neither any Lender nor the Issuing Bank shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Agent's gross negligence or willful misconduct. The agreements in this subsection shall survive the payment of the Notes and all other amounts payable hereunder.

                  9.8 The Agent in Its Individual Capacity. The Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower and its Affiliates as though the Agent were not the Agent hereunder. With respect to Loans made by it and any Note issued to it, the Agent shall have the same rights and powers under this Agreement as any Lender and may exercise the same as though it were not the Agent, and the terms "Lender" and "Lenders" shall include the Agent in its individual capacity.

                  9.9 Successor Agent. The Agent may resign as Agent upon 30 days' notice to the Lenders, the Issuing Bank and the Borrower. If such notice shall be given, the Agent shall use reasonable commercial efforts during such 30-day period to procure a successor reasonably satisfactory to the Borrower and the Required Lenders to serve as agent hereunder and under and in connection with the other Project Documents. If at the end of such 30-day period the Agent shall be unable to produce such a successor, the Required Lenders shall appoint a successor agent for the Lenders and the Issuing Bank. Any such successor agent shall succeed to the rights, powers and duties of the resigning Agent, and the term "Agent" shall mean such successor agent. Upon the appointment of such successor agent or upon the expiration of such 30-day period (or any longer period to which the resigning Agent has agreed), the resigning Agent's rights, powers and duties as Agent shall be terminated, without any other or future act or deed on the part of such resigning Agent or any of the parties to this Agreement or any of the other Project Documents or any holders of the Notes. After the resigning Agent's resignation hereunder as "Agent", the provisions of this Section 9 shall inure to the benefit of such resigning Agent as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.


                  SECTION 10.  MISCELLANEOUS.

                  10.1 Amendments and Waivers. Neither this Agreement, any Note, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this subsection. With the written consent of the Required Lenders and the Issuing Bank, the Agent and the Borrower may, from time to time, enter into written amendments, supplements or modifications hereto for the purpose of adding any provisions to this Agreement or the Notes or changing in any manner the rights of the Lenders or the Issuing Bank or of the Borrower hereunder or thereunder or waiving, on such terms and conditions as the Agent may specify in such instrument, any of the requirements of this Agreement or the Notes or any Default or Event of Default and its consequences; provided, however, that (except as may be otherwise provided under subsection 1.6) no such waiver and no such amendment, supplement or modification shall (a) extend the maturity of any Note or any installment thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof, or reduce any fee payable to the Lenders hereunder, or change the amount of any Lender's Loan Percentage or release any Collateral or amend, modify or waive any provision of this subsection or reduce the percentage specified in the definition of Required Lenders, or consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement, in each case without the written consent of all the Lenders and the Issuing Bank, or (b) amend, modify or waive any provision of Section 9 without the written consent of the then Agent. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and the Issuing Bank and shall be binding upon the Borrower, each of the Financing Parties and all future holders of the Notes. In the case of any waiver, the Borrower and each of the Financing Parties shall be restored to their former position and rights hereunder and under the outstanding Notes, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

                  10.2 Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing and shall be either delivered in person, sent by facsimile transmission or mailed by registered or certified mail, return receipt requested, postage prepaid, addressed as follows or to such other address as any party may hereafter designate in writing to the other parties hereto:

         The Borrower:              Cogentrix Virginia Leasing
                                      Corporation
                                    9405 Arrowpoint Boulevard
                                    Charlotte, North Carolina  28273-8110
                                    Attention: Vice President-
                                      Finance and Treasurer
                                    Telecopier:  (704) 523-6373

         The Agent and
         the Issuing Bank:          Credit Lyonnais
                                    1301 Avenue of the Americas
                                    New York, New York  10019
                                    Attention:  James Guidera/Robert Colvin
                                    Telecopier:  (212) 261-3421

         The Lenders:               The respective addresses set forth in
                                    Schedule IX hereto.

Every notice, request and demand hereunder to the Borrower, the Agent or the other Financing Parties shall be deemed to have been duly given or made when delivered, or transmitted by facsimile transmission to it, or if mailed, when actually received by it (as evidenced by the postal receipt therefor); provided that a notice of default pursuant to Section 8 shall be deemed to have been duly given to the Borrower when delivered, if in person, when transmitted, if by facsimile transmission, or, if by mail, five (5) days after the date deposited in the mail.

                  10.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Agent, the Issuing Bank or the Lenders, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

                  10.4 Survival of Representations and Warranties. All representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the Notes.

                  10.5 Payment of Expenses and Taxes. The Borrower agrees (a) to pay or reimburse the Agent, the Issuing Bank and the Lenders for all out-of-pocket costs and expenses incurred in connection with the negotiation, preparation and execution of this Agreement, the Project Documents and the Notes or any amendment, supplement or modification to this Agreement, the Project Documents and the Notes and any other documents prepared in connection herewith or therewith, and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the fees and disbursements of Simpson Thacher & Bartlett, counsel to the Agent, the fees and expenses of the Independent Engineer and the fees and expenses of the Insurance Advisor; (b) to pay or reimburse the Agent, the Issuing Bank and the Lenders for all costs and expenses, including, without limitation, fees and disbursements of counsel, incurred in connection with the enforcement or preservation of any rights under this Agreement, the Notes and the Project Documents; (c) to pay the premium for any policy of title insurance issued to the Agent, the Issuing Bank or the Lenders in connection with the Deed of Trust, including, without limitation, any endorsements thereto and continuations thereof; (d) to pay, indemnify, and hold the Agent, the Issuing Bank and the Lenders harmless from, any and all title and conveyancing charges, mortgage taxes, escrow fees and recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes (other than taxes on the overall net income of such Lender), if any, which may be payable or determined to be payable in connection with the execution and delivery of, or the consummation of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the Notes or any other Project Document; and (e) to pay, indemnify, and hold the Agent, the Issuing Bank and the Lenders harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the Notes and the other Project Documents (all the foregoing being called, collectively, the "indemnified liabilities"), provided that the Borrower shall have no obligation hereunder with respect to indemnified liabilities arising from the gross negligence or willful misconduct of the Agent, the Issuing Bank or any Lender. The agreements in this Section shall survive repayment of the Notes and the termination of this Agreement and the other Project Documents.

                  10.6 Successors and Assigns. (a) This Agreement shall be binding upon and inure to the benefit of the Borrower, the Lenders, the Issuing Bank, the Agent, their respective successors and assigns and all future holders of the Notes, except that the Borrower may not assign or transfer any of its rights under this Agreement without the prior written consent of the Lenders and the Issuing Bank.

                  (b) Any Financing Party may, in the ordinary course of its business and in accordance with applicable law, at any time sell to one or more financial institutions or other entities ("Participants") participating interests in any Loans owing to such Financing Party or any other interests of such Financing Party hereunder. In the event of any such sale by a Financing Party of a participating interest to a Participant, such Financing Party's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Financing Party shall remain solely responsible for the performance thereof, such Financing Party shall remain the holder of its Note for all purposes under this Agreement, and the Borrower and the Agent shall continue to deal solely and directly with such Financing Party in connection with such Financing Party's rights and obligations under this Agreement. The Borrower agrees that if amounts outstanding under this Agreement, the Security Documents or the Notes are due or unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement, the Security Documents and any Notes to the same extent as if the amount of its participating interest were owing directly to it as a Financing Party under this Agreement or any Notes; provided that such right of set-off shall be subject to the obligation of such Participant to share with the Financing Parties, and the Financing Parties agree to share with such Participant, as provided in subsection 3.4. The Borrower also agrees that each Participant shall be entitled to the benefits of subsections 2.10, 2.11, 2.12 and (in the case of a participating interest in any Debt Service Letter of Credit Loan) 2A.10, with respect to its participation in the Eurodollar Loans outstanding from time to time; provided, that no Participant shall be entitled to receive any greater amount pursuant to such subsections than the transferor Financing Party would have been entitled to receive in respect of the amount of the participation transferred by such transferor Financing Party to such Participant had no such transfer occurred.

                  (c) Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time assign to one or more banks or other entities ("Assignees"), all or any part of any Term Loans owing to such Lender, any Term Notes held by such Lender or any other interest of such Lender hereunder, pursuant to a Loan Transfer Supplement, substantially in the form of Exhibit F, executed by such Assignee, such transferor Lender and the Agent provided that each Lender shall use reasonable efforts to offer to sell such rights and obligations to financial institutions reasonably acceptable to the Borrower, provided, further, that the ultimate decision with respect to any disposition of such rights and obligations shall be made by such Lender in its sole judgment. Upon (i) the execution of such Loan Transfer Supplement, (ii) delivery of an executed copy thereof to the Borrower and (iii) payment by such Assignee to the transferor Lender, such Assignee shall for all purposes be a Lender party to this Agreement and shall have all the rights and obligations of a Lender under this Agreement, to the same extent as if it were an original party hereto. Upon the consummation of any transfer to an Assignee pursuant to this paragraph (c), the transferor Lender, the Agent and the Borrower shall make appropriate arrangements so that, if required, replacement Term Notes are issued to such transferor Lender and new Term Notes or, as appropriate, replacement Term Notes, are issued to such Assignee, in each case in principal amounts reflecting their outstanding Term Loans as adjusted pursuant to such Loan Transfer Supplement.

                  (d) The Borrower authorizes each Financing Party to disclose to any Participant or Assignee (each, a "Transferee") and to any prospective Transferee any and all financial and other information in such Financing Party's possession concerning the Borrower pursuant to this Agreement or which has been delivered to such Financing Party by the Borrower pursuant to this Agreement or which has been delivered to such Financing Party by the Borrower in connection with such Financing Party's credit evaluation of the Borrower prior to entering into this Agreement.

                  (e) If, pursuant to this subsection, any interest in this Agreement or any Note is transferred to any Assignee which is organized under the laws of any jurisdiction other than the United States or any State thereof, the transferor Lender shall cause such Assignee, concurrently with the effectiveness of such transfer, (i) to represent to the transferor Lender (for the benefit of the transferor Lender, the Agent and the Borrower) that under applicable law and treaties no taxes will be required to be withheld by the Agent, the Borrower or the transferor Lender with respect to any payments to be made to such Assignee in respect of the Term Loans, (ii) to furnish to the transferor Lender, the Agent and the Borrower either U.S. Internal Revenue Service Form 4224 or U.S. Internal Revenue Service Form 1001 (wherein such Transferee claims entitlement to complete exemption from U.S. federal withholding tax on all interest payments hereunder) and (iii) to agree (for the benefit of the transferor Lender, the Agent and the Borrower), to deliver to the Agent and the Borrower a new Form 4224 or Form 1001 on or before the date that any such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by it pursuant hereto, and such extensions or renewals thereof as may reasonably be requested by the Borrower or the Agent, unless in any such case an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders any such form inapplicable or which would prevent such Assignee from duly completing and delivering any such form with respect to it and such Assignee so advises the Borrower and the Agent.

                   10.7 Financing Parties Sole Beneficiaries. All conditions of the obligation of any Financing Party to make Loans hereunder are imposed solely and exclusively for the benefit of the Financing Parties and their respective successors and assigns and no other Person shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that any Financing Party will refuse to make Loans in the absence of strict compliance with any or all thereof and no Person shall, under any circumstances, be deemed to be a beneficiary of such conditions, any or all of which may be freely waived in whole or in part by the Financing Parties at any time if in their sole discretion they deem it advisable to do so. Inspections and approvals of the Plans, the Project, and the workmanship and materials used therein impose no responsibility or liability of any nature whatsoever on any Financing Party, and no Person shall, under any circumstances, be entitled to rely upon such inspections and approvals by any Financing Party for any reason. The Financing Parties are obligated hereunder solely to make Loans if and to the extent required by this Agreement.

                  10.8 Release of Collateral. (a) From time to time after the execution and delivery of the Security Documents, the Borrower may, without the consent of the Financing Parties, sell, transfer or dispose of (i) any tangible property subject to the Lien of the Security Documents for which replacement items of the same character and at least equivalent fair market value, useful life and utility have been substituted and become part of the Collateral and
(ii) other tangible property subject to the Lien of the Security Documents that is not, and is not reasonably foreseeable to be at any future time, necessary for the proper operation of the Project, if, at the time of such disposition and after giving effect thereto, (A) no Default or Event of Default exists and the property subject to the Lien of the Security Documents will be adequate to operate the Project with the same capabilities as before such disposition, and
(B) the net cash proceeds, if any, of such sale, transfer or disposition shall be deposited in the Revenue Account pursuant to Section 3.01 of the Security Deposit Agreement; provided, however, that the Borrower shall not in any calendar year dispose of property pursuant to the foregoing clause (ii) having a fair market value as of the respective time or times of the sale, transfer or disposition exceeding $350,000 at any one time or $750,000 in the aggregate.

                  (b) With the consent of each of the Financing Parties, the Borrower may sell, transfer or dispose of assets in excess of the limits contained in the proviso of paragraph (a) above provided that the net cash proceeds from any such sales, transfers or dispositions of assets shall be applied to prepay the Term Loans, unless otherwise agreed in writing by each of the Financing Parties.

                  (c) Upon any sale, transfer or disposition pursuant to subsection (a) above, the Lien of the Security Documents shall cease as to the property so sold, transferred or disposed of without the requirement of a formal release by the Agent; provided, however, that upon request by the Borrower, the Agent shall execute an appropriate instrument confirming the release of such property from the Lien of the Security Documents.

                  (d) Neither the Agent nor any of the other Financing Parties shall be required to make any release of Collateral other than pursuant to subsection (c) above. Without limiting the generality of the foregoing, neither the Agent nor any of the other Financing Parties shall be required to make any release of Collateral if one or more Defaults or Events of Default shall exist. The Borrower shall deliver to each Financing Party, in connection with each request for the release of any part of the Collateral, a certificate of a Responsible Officer of the Borrower stating that there is, and that after giving effect to the release applied for there will be, no Default or Event of Default.

                  10.9 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  10.10 SUBMISSION TO JURISDICTION; WAIVERS. (a) THE BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY:

                      (i) SUBMITS FOR ITSELF AND ITS PROPERTY, IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, THE NOTES OR ANY SECURITY DOCUMENT OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

                     (ii) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS, AND WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

                    (iii) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE BORROWER AT ITS ADDRESS SPECIFIED IN SUBSECTION 10.2 OR AT SUCH OTHER ADDRESS OF WHICH THE AGENT SHALL HAVE BEEN NOTIFIED PURSUANT HERETO; AND

                     (iv) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

                  (b) EACH OF THE BORROWER AND THE FINANCING PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO OR ARISING OUT OF THIS AGREEMENT, THE NOTES OR ANY SECURITY DOCUMENT AND FOR ANY COUNTERCLAIM THEREUNDER.

                  10.11 Governing Law. This Agreement and the Notes and the rights and obligations of the parties under this Agreement and the Notes shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                  10.12 Limitation of Liability. There shall be full recourse to the Borrower and all of its assets for the liabilities of the Borrower under this Agreement and the Notes and its other obligations, but in no event shall the Parent, Delaware Holdings, Cogentrix Energy or any officer, director or holder of any equity interest in the Borrower, Delaware Holdings, Cogentrix Energy or the Parent be personally liable or obligated for such liabilities and obligations of the Borrower, except as may be specifically provided in any other Project Document to which the Parent, Delaware Holdings, or Cogentrix Energy is a party. Nothing herein contained shall limit or be construed to (i) limit the obligations and liabilities of the Parent, Delaware Holdings or Cogentrix Energy in accordance with the terms of any Project Document creating such liabilities and obligations to which the Parent, Delaware Holdings or Cogentrix Energy is party or (ii) effect or diminish any rights of any Person against any other Person arising from misappropriation or misapplication of any funds or for such other Person's fraud, gross negligence or willful misconduct. The provisions of this Section 10.12 shall survive the termination of this Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered in New York, New York by their proper and duly authorized officers as of the day and year first above written.


                                             COGENTRIX VIRGINIA LEASING
                                               CORPORATION


                                             By:  /s/ Thomas F. Schwartz
                                                  -----------------------------
                                                  Title:


                                             CREDIT LYONNAIS, as a Lender,
                                              as the Issuing Bank and as the
                                              Agent


                                             By:  /s/ James F. Guidera
                                                  -----------------------------
                                                  Title: Vice President

                                                                         ANNEX A



                                   DEFINITIONS


                  As used in the Agreement, the Notes and the Security Documents (all as hereinafter defined), the following terms have the following meanings (such definitions to be equally applicable to both singular and plural forms of the terms defined):

                  "Acceleration Event": as defined in subsection 2A.1 of the Agreement.

                  "Accounts":  as defined in the Security Deposit Agreement.

                  "Additional Contract": any contract of the Borrower, other than those specifically described in the definition of "Assigned Contracts", providing for (i) the sale or exchange by the Borrower of any of the Facility's electrical or steam output or (ii) the supply or transportation of fuel, goods or services essential to the operation of the Facility other than employment contracts and contracts involving less than $50,000 or (iii) the removal of ash from the Facility or (iv) the acquisition of real or personal property related to any construction relating to, or the maintenance or operation of, the Project.

                  "Additional Term Loan Commitment Period": the period starting on and including the Third Restatement Effective Date and ending on but not including the Final Payment Date.

                  "Additional Term Loans": as defined in subsection 1.1(b) of the Agreement.

                  "Administration Fee": as defined in subsection 2.13(a) of the Agreement.

                  "Affiliate": of any designated Person, any Person which, directly or indirectly, controls or is controlled by or is under common control with such designated Person and, without limiting the generality of the foregoing, shall include (i) any Person which beneficially owns or holds 10% or more of any class of voting securities of such designated Person or 10% or more of the equity interest in such designated Person and (ii) any Person of which such designated Person beneficially owns or holds 10% or more of any class of voting securities or in which such designated Person beneficially owns or holds 10% or more of the equity interest. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

                  "Agent": Credit Lyonnais, as agent for the Lenders and the Issuing Bank, or any successor agent appointed pursuant to subsection 9.9 of the Agreement.

                  "Agreement": the Construction and Term Loan Agreement, dated as of December 15, 1986, among the Borrower, CIT and MHT, as amended and restated in its entirety by the Amended and Restated Construction and Term Loan Agreement, dated as of September 15, 1988, among the Borrower, the financial institutions parties thereto as lenders, CIT as Agent for the lenders, and MHT as Paying Agent for the lenders, as further amended and restated in its entirety by the Second Amended and Restated Loan Agreement, as further amended and restated in its entirety by the Third Amended and Restated Loan Agreement, and as the same may be further amended, supplemented or otherwise modified from time to time.

                  "Applicable Margin": as to any Eurodollar Loan, from the Third Restatement Effective Date to but not including the first anniversary of the Third Restatement Effective Date, 0.875%, and thereafter, 1.0%; as to any CD Rate Loan, from the Third Restatement Effective Date to but not including the first anniversary of the Third Restatement Effective Date, 1.0%, and thereafter, 1.125%; as to any Prime Rate Loan, from the Third Restatement Effective Date to but not including the first anniversary of the Third Restatement Effective Date, 0.250%, and thereafter, 0.375%.

                  "Arch Coal": Arch Coal, Inc. (formerly known as Arch Mineral Corporation), a Delaware corporation.

                  "Arch Sales": Arch Coal Sales Company, Inc., a Delaware corporation.

                  "Ash Hauling Agreement": the Agreement for Ash Removal Services, dated as of January 27, 1990, as amended by the Amendment No. 1 thereto dated as of December 22, 1997, between the Borrower and ReUse Technology, Inc., as the same may be amended, supplemented or otherwise modified from time to time in accordance with the provisions of subsection 7.10 of the Agreement.

                  "Assigned Contracts": the collective reference to the Power Purchase Agreement, the Construction Contract, the Coal Sales Agreement, the Coal Sales Agreement Guarantee, the Barge Transportation Contract, the Ash Hauling Agreement, the Steam Purchase Contract, the Water Purchase Contract, the Management Agreement, the Ground Lease, the Easements, the Railroad Transportation Contract, the Technical Services Agreement (insofar as it relates to the

         Project) and, from and after the date any Additional Contract is assigned by the Borrower to the Lenders pursuant to subsection 6.10(a) of the Agreement, such Additional Contract.

                  "Assignments": the collective reference to the Assignments of Contracts, each executed by the Borrower in favor of the Agent, assigning to the Agent each of the Assigned Contracts, and from and after the date any Additional Contract is assigned by the Borrower to the Agent pursuant to subsection 6.10(a) of the Agreement, the Assignment with respect to such Additional Contract.

                  "Assumed Debt Service":  for any period, the sum of:

                           (a) Debt Service for such period (excluding any
                  amount in respect of any Commitment Fee and any payments made in respect of principal of the Term Loans pursuant to subsection 1.4 of the Loan Agreement) plus

                           (b) the sum obtained by adding together the Reduction
                  Amounts for the Installment Payment Dates occurring during such period plus

                           (c) the Assumed Interest Amount for such period.

                  "Assumed Interest Amount": for any period, the product of the Commitment Fees, if any, payable during such period times 26.5.

                  "Available Additional Term Loan Commitment": as to any Lender on any date, an amount equal to the product of such Lender's Loan Percentage times the Total Additional Term Loan Commitment on such date.

                  "Available Amount": as defined in subsection 2A.2 of the Agreement.

                  "Available Project Cash Flow": for any period, the amount, if any, by which Project Cash Flow for such period exceeds Debt Service for such period.

                  "Bank Assignment": the Loan Transfer Supplement, dated as of December 22, 1997, among the Transferor Lenders and Credit Lyonnais, substantially in the form of Exhibit E to the Agreement.

                  "Barge": that certain vessel named "COGENTRIX 1", Official No. 974857 owned by the Borrower and mortgaged to the Agent pursuant to the Ship Mortgage.

                  "Barge Operator": McAllister Brothers, Inc., a New York corporation.

                  "Barge Transportation Contract": the Barge Transportation Contract, dated as of December 23, 1986, as amended by Amendment No. 1 dated as of November 1, 1990, between the Borrower and the Barge Operator, and as the same may be further amended, supplemented or otherwise modified from time to time in accordance with the provisions of Section 7.10 of the Agreement.

                  "BMO":  Bank of Montreal.

                  "Borrower": Cogentrix Virginia Leasing Corporation, a North Carolina corporation.

                  "Borrower Distribution Date": as defined in the Security Deposit Agreement.

                  "Borrower's Security Account": The Borrower's Security Account established pursuant to the Security Deposit Agreement.

                  "Borrowing Date": any day specified in a Borrowing Request pursuant to subsection 1.2 as a day on which the Borrower requests the Lenders to make Additional Term Loans, which day must be either (i) the Third Restatement Effective Date or (ii) in the case of Eurodollar Loans, a Working Day, or otherwise, a Business Day.

                  "Borrowing Request": a request and certificate of the Borrower substantially in the form of Exhibit A to the Agreement (with such changes as may be agreed upon by the Agent and the Borrower).

                  "Business Day": a day other than a Saturday, a Sunday or any other day on which commercial banks in New York City or Charlotte, North Carolina are required or authorized by law to be closed.

                  "Capital Expenditure": any expenditure in respect of the purchase or other acquisition of fixed capital assets (excluding normal replacements and maintenance which are properly charged to current operations).

                  "Capital Lease": any lease of property, real or personal, which, in accordance with GAAP, would be required to be capitalized on a balance sheet of the lessee or, if not so capitalized, for which the amounts of the asset and liability (had such lease been capitalized) would at such time be so required to be disclosed in a note to such a balance sheet.

                  "Carrier":  Norfolk and Western Railway Company.

                  "Cash Operating Costs": for any period, the sum (without duplication) of the following for the Borrower: (i) all salaries, employee benefits and other compensation paid, plus (ii) the cost of fuel and the cost of other materials and utilities paid, including the transportation costs paid for fuel and such other materials and utilities, plus (iii) ash disposal costs paid, plus (iv) insurance premiums paid, plus (v) costs of operating and maintaining the Project paid (excluding any allocation of regional or central support costs), plus (vi) property and other taxes (except income taxes) paid, plus (vii) fees for accounting, legal and other professional services paid, plus (viii) general and administrative expenses paid, plus (ix) Capital Expenditures paid, plus (x) all other cash expenditures relating to operating, maintenance and administrative costs of the Project paid, plus (xi) Specified Costs paid; provided that there shall be excluded from the foregoing items (i) through (xi) payments with respect to federal, state and local income taxes, payments with respect to Management Fees, payments with respect to Debt Service and payments of principal, interest or fees with respect to all other Indebtedness for borrowed money (including, without limitation, Junior Working Capital Loans); provided further, that (i) in the event that Specified Costs are incurred during any period in which Cogentrix Energy is required to provide funds on behalf of the Borrower pursuant to Section 2.02 of the Cogentrix Energy Indemnity Agreement, such Specified Costs shall be included as Cash Operating Costs only to the extent Cogentrix Energy shall have actually provided such funds in accordance with such section on or before the date such Specified Costs become due and payable and (ii) in the event that during any period Cogentrix Energy shall have paid under the Cogentrix Energy Indemnity Agreement an amount which when added to all other amounts which Cogentrix Energy shall have paid under such agreement equals or exceeds $30,000,000, Specified Costs paid during such period or any period thereafter shall be included as Cash Operating Costs in any period only to the extent that the amount of such Specified Costs, when added to the amount of all Specified Costs previously paid, do not exceed $30,000,000.

                  "CD Assessment Rate": for any day as applied to any CD Rate Loan, the net annual assessment rate (rounded upward to the nearest 1/100th of 1%) determined by Credit Lyonnais to be payable by prime banks to the Federal Deposit Insurance Corporation or any successor ("FDIC") for FDIC's insuring time deposits made in dollars at offices of such banks in the United States.

                  "CD Base Rate": with respect to each day during each Interest Period pertaining to a CD Rate Loan, the rate of interest per annum equal to the rate notified to the Borrower by the Agent as the average rate per annum bid at 11:00 A.M. (New York City time) (or as soon thereafter as practicable) on the first day of such Interest Period by a total of three certificates of deposit dealers of recognized standing selected by Credit Lyonnais for the purchase at face value from Credit Lyonnais of its certificates of deposit in an amount comparable to the CD Rate Loan of Credit Lyonnais to which such Interest Period applies and having a maturity comparable to such Interest Period.

                  "CD Rate": with respect to each day during each Interest Period pertaining to a CD Rate Loan, a rate per annum determined for such day in accordance with the following formula (rounded upward to the nearest 1/100th of 1%):

                           CD Base Rate
                  ----------------------------       + CD Assessment Rate
                  1.00 - CD Reserve Percentage

                  "CD Rate Loans": Loans as to which the applicable rate of interest is based upon the CD Rate.

                  "CD Reserve Percentage": for any day as applied to any CD Rate Loan, that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor), for determining the maximum reserve requirement for a member bank of the Federal Reserve System in New York City with deposits exceeding one billion Dollars in respect of new non-personal time deposits in Dollars in New York City having a maturity comparable to the Interest Period for such CD Rate Loan and in an amount of $100,000 or more.

                  "CD Rate Tranche": the collective reference to CD Rate Loans the Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such CD Rate Loans shall originally have been made on the same day).

                  "CIT": the CIT Group/Equipment Financing, Inc., a New York corporation.

                  "Clairant":  Clairant Corporation.

                  "Coal Sales Agreement": Coal Sales Agreement, dated as of December 15, 1986, among the Borrower, Enoxy Coal Sales, Inc. and Enoxy Coal, Inc., as assigned pursuant to the Assignment and Assumption Agreement, dated as of September 29, 1995 to Arch Sales, as amended by the First Amendment thereto, dated as of September 29, 1995, as the same may be further amended, supplemented or otherwise modified from time to time in accordance with the provisions of subsection 7.10 of the Agreement.

                  "Coal Sales Agreement Guarantee": Guarantee Agreement, dated as of September 29, 1995, between Arch Coal and the Borrower, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the provisions of subsection 7.10 of the Agreement.

                  "Coal Supplier": Arch Sales or any other coal supplier satisfactory to the Required Lenders.

                  "Code": the Internal Revenue Code of 1986, as amended from time to time.

                  "Cogentrix Energy": Cogentrix Energy, Inc., a North Carolina corporation.

                  "Cogentrix Energy Indemnity Agreement": the Indemnity Agreement, dated as of December 22, 1997, between Cogentrix Energy and the Agent, substantially in the form of Exhibit G to the Agreement.

                  "Collateral": the collective reference to all real and personal property of the Borrower, tangible and intangible, and the proceeds thereof, subjected from time to time to the Liens intended to be created by the Agreement or any Security Document.

                  "Commitment Fee":  as defined in subsection 2.13(c).

                  "Commonly Controlled Entity": an entity, whether or not incorporated, which is under common control with the Borrower within the meaning of Section 414(b) or (c) of the Code.

                  "Consents": the collective reference to the Power Purchaser Consent and each of the other consents and agreements executed and delivered by the parties (other than the Borrower) to each Assigned Contract, consenting to the assignment by the Borrower to the Agent on behalf of the Lenders of such Assigned Contract.

                  "Construction Contract": the Construction Contract, dated as of December 31, 1985 and as amended as of December 1, 1986 (including all exhibits, schedules, annexes and drawings and specifications attached thereto or referred to therein), between the Borrower and the Contractor, providing for construction of the Facility, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the provisions of subsection 7.10 of the Agreement.

                  "Contingent Obligation": as to any Person, any obligation of such Person guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (a) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (d) otherwise to assure or hold harmless the owner of such primary obligation against loss in respect thereof; provided, however, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the independent public accountants referred to in subsection 6.1 of the Agreement.

                  "Contractual Obligation": as to any Person, any provision of any security issued by such Person or of any agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound.

                  "Debt Coverage Ratio": for any period, the ratio of (a) Project Cash Flow for such period to (b) Debt Service (not counting, for the purposes of calculating this ratio, any mandatory prepayments of principal on the Term Loans pursuant to subsection 3.1(a)(ii) of the Third Amended and Restated Loan Agreement) for such period.

                  "Debt Service": for any period, the sum, without duplication, of (a) all amounts payable by the Borrower during such period pursuant to the Agreement in respect of principal of, and interest on, the Loans, (b) all amounts, if any, payable by the Borrower (minus the amounts, if any, receivable by the Borrower to the extent such amounts have actually been received by the Borrower, or may be set off or applied by the Borrower against amounts payable by the Borrower) during such period under any Interest Rate Protection Agreement or any other interest rate hedging arrangement, (c) fees payable under or in connection with the Agreement (including without limitation all Commitment Fees, Administration Fees and Debt Service Letter of Credit
         Fees) and (d) all other amounts in respect of principal, interest, cash collateral and other fees and expenses payable by the Borrower during such period to the Agent or the Lenders pursuant to the Project Documents (whether upon the payment date thereof, by acceleration or otherwise).

                  "Debt Service Account": the Debt Service Account established pursuant to the Security Deposit Agreement.

                  "Debt Service Letter of Credit": the irrevocable letter of credit, substantially in the form of Exhibit H to the Agreement to be issued pursuant thereto by the Issuing Bank in favor of the Agent, on behalf of the Lenders and the Issuing Bank, for the account of the Borrower and in the amount of the Required Stated Amount.

                  "Debt Service Letter of Credit Fee": as defined in subsection 2A.6 of the Agreement.

                  "Debt Service Letter of Credit Loans": as defined in subsection 2A.4(a) of the Agreement.

                  "Debt Service Letter of Credit Note": as defined in subsection 2A.4(e) of the Agreement.

                  "Deed of Trust": the Deed of Trust and Security Agreement, dated as of December 15, 1986, made by the Borrower in favor of Courtland L. Traver of Arlington, Virginia, as Trustee (the "Trustee"), as amended by the Deed of Trust Amendment No. 1, Deed of Trust Amendment No. 2, Deed of Trust Amendment No. 3, the Deed of Trust Amendment No. 4 and the Deed of Trust Amendment No. 5, and as the same may be further amended, supplemented or otherwise modified in accordance with its terms.

                  "Deed of Trust Amendment No. 1": the First Amendment of Deed of Trust, dated as of September 15, 1988, by and between the Borrower, the Trustee, the Agent and MHT.

                  "Deed of Trust Amendment No. 2": the Second Amendment of Deed of Trust, dated as of April 26, 1991, by and among the Borrower, the Trustee, the Agent and MHT.

                  "Deed of Trust Amendment No. 3": the Third Amendment of Deed of Trust, dated as of May 15, 1992, by and among the Borrower, the Trustee, the Agent and MHT.

                  "Deed of Trust Amendment No. 4": the Fourth Amendment of Deed of Trust, dated as of February 1, 1995, by and among the Borrower, the Trustee and the Original Agent.

                  "Deed of Trust Amendment No. 5": the Fifth Amendment of Deed of Trust, dated as of December 22, 1997, by and among the Borrower, the Trustee and the Agent, substantially in the form of Exhibit I to the Agreement.

                  "Deeds": the collective reference to (i) the Deed, dated as of January 15, 1987 between Hampton Roads Sanitation District and the Borrower; and (ii) the Deed, dated as of January 15, 1987, between Sweetbriar Development Corporation and the Borrower.

                  "Default": any of the events specified in Section 8 of the Agreement, whether or not any requirement for the giving of notice, the lapse of time, or both, or for the happening of any other condition, has been satisfied.

                  "Default Rate": for any day, the Prime Rate for such day plus a margin of 2%.

                  "Delaware Holdings": Cogentrix Delaware Holdings, Inc., a Delaware corporation and a wholly-owned subsidiary of Cogentrix Energy.

                  "Designer":  Duke Power Company.

                  "Dollars" and "$": dollars in lawful currency of the United States of America.

                  "Domestic Lending Office": initially, the office of each Lender designated as such in Schedule IX; thereafter, such other office of such Lender, if any, located within the United States which shall be making or maintaining Prime Rate Loans.

                  "Easement Agreement": the Easements Agreement, dated as of December 1, 1986, between VCI and the Borrower, as amended by the Easement Agreement Amendment, and as the same may be further amended, supplemented or modified from time to time in accordance with the provisions of Section 7.10 of the Agreement.

                  "Easements": the easements conveyed pursuant to the Easement Agreement.

                  "Easement Agreement Amendment": the First Amendment to Easement Agreement, dated as of September 1, 1988, between VCI and the Borrower.

                  "Enoxy":  Enoxy Coal, Inc., a Delaware corporation.

                  "Environmental Assessment": the environmental assessment dated April 16, 1992 by Engineering Consulting Services, Ltd., as supplied pursuant to subsection 4.1(x) of the Existing Loan Agreement.

                  "Environmental Laws": any and all Federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees or requirements of any Governmental Authority regulating, relating to or imposing liability or standards of conduct concerning environmental protection matters, including, without limitation, Hazardous Materials, as now or may at any time hereafter be in effect.

                  "ERISA": the Employee Retirement Income Security Act of 1974, as amended from time to time.

                  "Eurocurrency Reserve Requirement": for any day as applied to a Eurodollar Loan, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System or other Governmental Authority having jurisdiction with respect thereto), dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of such Board) maintained by a member bank of such System.

                  "Eurodollar Base Rate": with respect to each day during each Interest Period pertaining to a Eurodollar Loan, the rate per annum at which Dollar deposits are offered to Credit Lyonnais by prime banks in the London interbank market at or about 10:00 a.m., New York City time, two Working Days prior to the beginning of such Interest Period for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to the amount of the Eurodollar Loan of Credit Lyonnais to be outstanding during such Interest Period.

                  "Eurodollar Lending Office": initially, the office of each Lender designated as such in Schedule IX; thereafter, such other office of such Lender, if any, which shall be making or maintaining Eurodollar Loans as designated in a written notice from such Lender to the Agent and the Borrower.

                  "Eurodollar Loans": loans hereunder at such time as they are made and/or are being maintained at a rate of interest based upon the Eurodollar Rate.

                  "Eurodollar Rate": with respect to each day during each Interest Period pertaining to a Eurodollar Loan, a rate per annum determined for such day in accordance with the following formula (rounded upwards to the nearest 1/100th of one percent):

                            Eurodollar Base Rate
                  ---------------------------------------
                  1.00 - Eurocurrency Reserve Requirement

                  "Eurodollar Tranche": the collective reference to Eurodollar Loans the Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such Eurodollar Loans shall originally have been made on the same day).

                  "Event of Default": any of the events specified in Section 8 of the Agreement, provided that any requirement for the giving of notice, the lapse of time, or both, or for the happening of any other condition, has been satisfied.

                  "Event of Loss": (i) the actual or constructive total loss of the Facility; or (ii) the loss, theft, destruction or damage (herein called an "Event") of such portion of the Facility as shall render the Facility unable to meet the Minimum Performance Requirements, unless
         (x) no Default or

         Event of Default shall have occurred and be continuing and (y) in the opinion of the Agent sufficient funds are or will be available to the Borrower to restore the Facility such that it will be able to meet the Minimum Performance Requirements within one year after the occurrence of such Event; or (iii) the condemnation, confiscation or seizure of, or requisition of title to, or requisition for a period exceeding six months of the use of, such portion of the Facility and/or the Site as shall render the Facility unable to meet the Minimum Performance Requirements.

                  "Existing Loan Agreement": as defined in the first recital to the Third Amended and Restated Loan Agreement.

                  "Expiration Date": as defined in subsection 2A.1 of the Agreement.

                  "Facility": the 110 megawatt coal-fueled cogeneration facility (consisting of two 55 megawatt units) constructed on the Site, having the design-scope and the minimum performance characteristics described in the Plans prepared by the Designer, including the interconnection and transportation equipment installed by the Borrower and including the coal unloading facility, coal conveyor system, steam delivery system and the Barge.

                  "Federal Funds Rate": for any day, the rate per annum (rounded upwards to the nearest 1/100th of one percent) equal to the weighted average of the rates on overnight Federal funds transactions with member banks of the Federal Reserve System arranged by Federal Funds brokers on such day as published by the Federal Reserve Bank of New York; provided, that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day and (b) if no such rate is so published on the next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate quoted by Credit Lyonnais on such day on such transactions as determined by the Agent.

                  "FERC": the Federal Energy Regulatory Commission or any successor or analogous Governmental Authority.

                  "Final Payment Date":  December 31, 2002.

                  "Financing Parties": the collective reference to the Agent, the Lenders, the Issuing Bank and the Interest Hedging Counterparties; individually, a "Financing Party."

                  "GAAP": generally accepted accounting principles in the United States of America in effect from time to time.

                  "Governmental Actions": authorizations, consents, approvals, waivers, exemptions, variances, franchises, permissions, permits and licenses of, and filings and declarations with, any Governmental Authority, including, without limitation, FERC, the Virginia State Corporation Commission, the U.S. Army Corps of Engineers, the Interstate Commerce Commission and the Virginia State Department of Environmental Quality.

                  "Governmental Authority": any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "Ground Lease": the Ground Lease and Easement Agreement, dated as of December 1, 1986, between VCI and the Borrower, as the same may be amended, supplemented or modified from time to time in accordance with the provisions of subsection 7.10 of the Agreement.

                  "Hazardous Materials": any hazardous materials, hazardous wastes, hazardous constituents, hazardous or toxic substances, petroleum products (including crude oil or any fraction thereof) defined or regulated as such in or under any Environmental Law.

                  "Hoescht":  Hoescht Celanese Corporation.

                  "Indebtedness": as to any Person, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind (including repurchase obligations);
         (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments; (c) (i) all obligations of such Person upon which interest charges are customarily paid, (ii) all obligations of such Person under any conditional sale or other title retention agreement relating to property purchased by such Person and (iii) all obligations of such Person issued or assumed as the deferred purchase price of property or services (in each case other than obligations under agreements for the purchase of goods (including fuel) and services in the normal course of business which are not more than 90 days past due); (d) all obligations of such Person associated with Capital Leases; (e) all obligations of such Person associated with interest rate protection agreements, foreign currency exchange agreements or other interest or exchange rate hedging arrangements; (f) all obligations of such Person associated with direct or indirect guarantees of, and all obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, any Indebtedness of any other Person (other than endorsements of negotiable instruments in the ordinary course of business); (g) all obligations of such Person as an account party in respect of letters of credit and bankers' acceptances and

         (h) all obligations of such Person or a Commonly Controlled Entity to a Multiemployer Plan.

                  "Independent Engineer": the Harris Group, or any other independent engineering firm approved in writing by the Agent.

                  "Insolvency": with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.

                  "Installment Payment Date": as defined in subsection 1.4 of the Agreement.

                  "Insurance Advisor": Sedgewick Power and Nuclear Services or such other insurance advisor as the Required Lenders may engage at any time to examine and advise the Financing Parties with respect to the insurance relating to the Facility.

                  "Insurance Proceeds Account": the Insurance Proceeds Account established pursuant to the Security Deposit Agreement.

                  "Interest Hedging Counterparty": Credit Lyonnais and any Lender, in each case in its capacity as a counterparty to an Interest Rate Protection Agreement.

                   "Interest Period":  (a) with respect to any Eurodollar Loan:

                  each period commencing on the last day of the next preceding Interest Period applicable to such Eurodollar Loans and ending one, three, six, nine or twelve months thereafter, as selected by the Borrower in accordance with the provisions of subsection 2.3 of the Agreement;

         and (b) with respect to any CD Rate Loan:

                  a period beginning on, as the case may be, the date of conversion of a Prime Rate Loan or a Eurodollar Loan into such CD Rate Loan or the date of expiration of the then current Interest Period for such CD Rate Loan, and ending 30, 60, 90, 180 or 360 days thereafter (to the extent available), as selected by the Borrower in its notice of conversion or continuation as provided in subsection 2.3 of the Agreement;

         provided that the foregoing provisions relating to Interest Periods are subject to the following:

                               (i) if any Interest Period pertaining to a
                  Eurodollar Loan would otherwise end on a day which is not a Working Day, that Interest Period shall be extended to the next succeeding Working Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Working Day;

                              (ii) if any Interest Period pertaining to a CD
                  Rate Loan would end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day;

                             (iii) any Interest Period that would otherwise
                  extend beyond the date final payment of the Loan is due shall end on such date and the Borrower shall not select any Interest Period that will end after the Final Payment Date;

                              (iv) if the Borrower shall fail to give notice as
                  provided in subsection 2.3 of the Agreement, the Borrower shall be deemed to have selected a Loan of the same Type as the Loan with respect to which the Interest Period is expiring and having an Interest Period of the same duration as the expiring Interest Period;

                               (v) any Interest Period pertaining to a
                  Eurodollar Loan that begins on the last Working Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Working Day of a calendar month;

                              (vi) the Borrower shall select Interest Periods so
                  as not to require a payment or optional prepayment of any Eurodollar Loan or CD Rate Loan during an Interest Period for such Loan; and

                             (vii) the Borrower shall not select any Interest
                  Period in respect of any Eurodollar Loan which is a Debt Service Letter of Credit Loan that will end after the next succeeding Quarterly Distribution Date.

                  "Interest Rate Protection Agreement": any contract entered into by the Borrower with an Interest Hedging Counterparty in respect of an interest rate swap transaction, interest "cap" or "collar" transaction and/or any other interest rate hedging transaction or interest rate protection transaction and, solely for the purposes of subsection 6.17 of the Agreement, any unsecured contract entered into by the Borrower with any financial institution in respect of an interest rate "cap" transaction provided that such financial institution has a credit rating for its long-term unsecured debt of "A" or better by Standard & Poor's Corporation and "A2" or better by Moody's Investors Service, Inc., and is otherwise reasonably satisfactory to the Agent.

                  "Investment": as to any Person, all investments, computed in accordance with GAAP, made by purchase of stock, bonds, notes, debentures or other securities, capital contribution, loan, advance, guarantee of any Indebtedness of such Person or creation or assumption of any other contingent liability in respect of any Indebtedness of such Person, or otherwise.

                  "Issuing Bank": Credit Lyonnais, in its capacity as the issuer of the Debt Service Letter of Credit.

                  "Junior Working Capital Loans": unsecured Indebtedness of the Borrower (a) that is evidenced by an instrument or instruments subordinated to the rights of the holders of the Notes by provisions substantially in the form of Exhibit N to the Agreement or incorporating such provisions by reference, (b) that is for money borrowed by the Borrower from and owed to Cogentrix Energy and/or Delaware Holdings, and (c) the proceeds of which are used entirely to pay Cash Operating Costs or Debt Service.

                  "Lenders": Credit Lyonnais and each other financial institution that becomes a "Lender" pursuant to subsection 10.6(c) of the Agreement.

                  "Lien": any mortgage, pledge, hypothecation, assignment, encumbrance, lien (statutory or other), or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any statement under the Uniform Commercial Code or comparable law of any jurisdiction).

                  "Loans": the collective reference to the Term Loans and the Debt Service Letter of Credit Loans; individually, a "Loan."

                  "Loan Percentage": as to any Lender, the percentage set forth opposite the name of such Lender in Column B of Schedule IX to the Agreement.

                  "Management Agreement": the Amended and Restated Management Agreement, dated as of September 15, 1988 between the Borrower and the Parent, as supplemented by the Supplemental Agreement, dated as of December 15, 1993, by Cogentrix Energy, Delaware Holdings and the Parent, as amended by the Management Agreement Amendment, and as the same may be further amended, supplemented or otherwise modified from time to time in accordance with the provisions of subsection 7.10 of the Agreement.

                  "Management Agreement Amendment": the Amendment No. 1 to the Management Agreement, dated as of December 22, 1997, substantially in the form of Exhibit O to the Agreement.

                  "Management Fee": any fee payable pursuant to Article IV of the Management Agreement, including without limitation the General Management Fee payable thereunder.

                  "Major Maintenance Costs": all costs incurred by the Borrower for labor, materials and other direct expenses for any overhaul or refurbishment of the turbines of the Facility.

                  "Major Maintenance Reserve Account": the Major Maintenance Reserve Account established pursuant to the Security Deposit Agreement.

                  "Major Maintenance Reserve Account Deposit Amount": for any Quarterly Distribution Date, the amount required to be deposited into the Major Maintenance Reserve Account pursuant to subsection 6.20 of the Loan Agreement on such date.

                  "MHT": Manufacturers Hanover Trust Company, a New York banking corporation.

                  "Minimum Performance Requirements": the requirements set forth below:

                               (i) the Facility shall be in compliance in all
                  material respects with all Federal, State and local laws and governmental regulations (including zoning, pollution and environmental control requirements); and

                              (ii) the Facility shall have a continuous net
                  generating capacity of at least 94.7 megawatts.

                  "Monthly Distribution Date": as defined in the Security Deposit Agreement.

                  "Multiemployer Plan": a Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

                  "Notes": the collective reference to the Term Notes and the Debt Service Letter of Credit Note; individually, a "Note."

                  "Obligations":  as defined in the Security Deposit Agreement.

                  "Optional Prepayment Cap": for any period, an amount equal to the excess, if any, of (a) the Assumed Debt Service for such period over (b) Debt Service for such period.

                  "PBGC": the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA.

                  "Parent": Cogentrix, Inc., a North Carolina corporation and a wholly-owned subsidiary of Cogentrix Holdings Corporation.

                  "Permits": all applicable authorizations, consents, certificates, licenses, approvals, waivers, exemptions, variances, franchises, permissions and permits of any Governmental Authority required in connection with the purchase, acquisition, design, construction,installation, ownership or operation of the Project and/or in connection with any of the transactions contemplated by the Project Documents.

                  "Permitted Investments": investments in the instruments and securities specified in Section 6.1 of the Security Deposit Agreement, and advances customarily required in the ordinary course of business to agents and suppliers of the Borrower as advance payment of insurance premiums, taxes and telephone charges, fuel, supplies, operating deposits or other like payments or expenses.

                  "Permitted Liens": the Liens (i) permitted under subsection
         7.2 of the Agreement and (ii) listed on Schedule VI to the Agreement.

                  "Person": an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

                  "Plan": any pension plan which is covered by Title IV of ERISA and in respect of which the Borrower, Delaware Holdings, Cogentrix Energy or the Parent or a Commonly Controlled Entity is an "employer" as defined in Section 3(5) of ERISA.

                  "Plans": the plans and specifications for construction of the Facility referenced on Schedule V to the Existing Loan Agreement, as prepared by Duke Power Company (the "Designer" or "Duke").

                  "Pledge Agreement": the Third Amended and Restated Pledge and Security Agreement, dated as of December 22, 1997, made by Cogentrix, Inc. to the Agent, substantially in the form of Exhibit J to the Loan Agreement and as the same may be further amended, supplemented or otherwise modified from time to time.

                  "Power Purchase Agreement": the Power Purchase and Operating Agreement, dated as of July 21, 1986, as amended as of January 9, 1987, and as further amended by the letter dated July 7, 1987 from VEP to the Parent, originally between VEP and Cogentrix of Virginia, Inc. ("CVI"), and as assigned to and assumed by the Borrower with the consent of VEP, and including the Bill of Sale, Assignment and Assumption between CVI and the Borrower and the Consent to Assignment and Release by VEP relating thereto, and as amended and restated by the Power Purchase Agreement Amendment, as the same may be further amended, supplemented or otherwise modified from time to time in accordance with the provisions of Section 7.10 of the Agreement.

                  "Power Purchase Agreement Amendment": the Third Amendment and Restatement of the Power Purchase and Operating Agreement, dated as of December 5, 1997, by and between the Borrower and the Power Purchaser.

                  "Power Purchaser":  VEP.

                  "Power Purchaser Consent": the Consent to Assignment of Power Purchase Agreement, dated December 5, 1997, by the Power Purchaser.

                  "Prime Rate": the greater of (i) 3/4 of 1% above the Federal Funds Rate and (ii) the prime commercial lending rate publicly announced by Credit Lyonnais in New York, New York from time to time for extensions of credit in the United States. The Prime Rate is not intended to be the lowest rate of interest charged by Credit Lyonnais in connection with extensions of credit to debtors. Each change in the Prime Rate shall, on the date of such change, result in a corresponding change in any interest rate provided for in the Agreement which is based on the Prime Rate.

                  "Prime Rate Loans": loans hereunder at such time as they are made and/or being maintained at a rate of interest based upon the Prime Rate.

                  "Project": the Facility, the Site and all licenses, permits and easements and other real property interests and rights relating to the Facility or the Site which are owned or leased by the Borrower or in which the Borrower has any rights, including, without limitation, the Easements.

                  "Project Cash Flow": for any period, the amount, if any, by which Project Revenues for such period exceed Cash Operating Costs for such period.

                  "Project Documents": the collective reference to the Agreement, the Notes, any Interest Rate Protection Agreements, the Deeds, the Plans, the Security Documents, the Cogentrix Energy Indemnity Agreement, the Assigned Contracts and any Additional Contracts.

                  "Project Participant": any Person, other than any Financing Party, party to a Project Document (other than the Deeds).

                  "Project Revenues": for any period, the sum (without duplication) of (i) all revenues received by the Borrower under the Power Purchase Agreement and the Steam Purchase Contract during such period plus (ii) all other revenues received by the Borrower during such period from the sale of electricity, heat or steam produced by the Facility or the sale of ash or other by-products produced by the Facility plus (iii) the amount of income distributed to the Revenue Account in respect of Permitted Investments during such period plus
         (iv) all payments made by Cogentrix Energy pursuant to the Cogentrix Energy Indemnity Agreement during such period plus (v) all proceeds of any Additional Term Loans to the extent actually applied to pay Specified Costs during such period.

                  "Property Tax Account": the Property Tax Account established pursuant to the Security Deposit Agreement.

                  "Qualifying Facility": a cogeneration facility meeting all the requirements for a "cogeneration facility" which is a "qualifying facility" set forth in Part 292 of the rules and regulations of FERC under the Public Utility Regulatory Policies Act of 1978 ("PURPA"), as such statutes, rules and regulations may from time to time be amended or supplemented or replaced by other statutes, rules and regulations.

                  "Quarterly Distribution Date": as defined in the Security Deposit Agreement.

                  "Railroad Transportation Contract": the Railroad Transportation Contract, dated as of December 22, 1986, between the Borrower and the Carrier, as amended by the First Amendment thereto, dated October 3, 1991, and as the same may be further amended, supplemented or otherwise modified from time to time in accordance with the provisions of Section 7.10 of the Agreement.

                  "Reduction Amount": for any Installment Payment Date, the amount set forth opposite such Installment Payment Date on Schedule VII to the Agreement.

                  "Reorganization": with respect to any Multiemployer Plan, the condition that such Plan is in reorganization within the meaning of
         Section 4241 of ERISA.

                  "Reportable Event": any of the events set forth in Section 4043(b) of ERISA or the regulations thereunder.

                  "Required Stated Amount":  $6,000,000.

                  "Required Lenders": at a particular time Lenders whose Commitment Percentages aggregate at least 66 2/3%.

                  "Required Major Maintenance Reserve Amount":

                           (i) during the period from the Third Restatement
                  Effective Date to the day preceding the first Quarterly Distribution Date to occur in calendar year 2000, $0;

                           (ii) during the period from such Quarterly
                  Distribution Date to the day preceding the second Quarterly Distribution Date to occur in calendar year 2000, $200,000 less the cumulative amount withdrawn prior to such Quarterly Distribution Date from the Major Maintenance Reserve Account to pay Major Maintenance Costs;

                           (iii) during the period from such Quarterly
                  Distribution Date to the day preceding the third Quarterly Distribution Date to occur in calendar year 2000, $400,000 less the cumulative amount withdrawn prior to such Quarterly Distribution Date from the Major Maintenance Reserve Account to pay Major Maintenance Costs;

                           (iv) during the period from such Quarterly
                  Distribution Date to the day preceding the fourth Quarterly Distribution Date to occur in calendar year 2000, $600,000 less the cumulative amount withdrawn prior to such Quarterly Distribution Date from the Major Maintenance Reserve Account to pay Major Maintenance Costs;

                           (v) during the period from such Quarterly
                  Distribution Date to the day preceding the first Quarterly Distribution Date to occur in calendar year 2001, $800,000 less the cumulative amount withdrawn prior to such Quarterly Distribution Date from the Major Maintenance Reserve Account to pay Major Maintenance Costs,

                           (vi) during the period from such Quarterly
                  Distribution Date to the day preceding the second Quarterly Distribution Date to occur in calendar year 2001, $1,000,000 less the cumulative amount withdrawn prior to such Quarterly Distribution Date from the Major Maintenance Reserve Account to pay Major Maintenance Costs;

                           (vii) during the period from such Quarterly
                  Distribution Date to the day preceding the third Quarterly Distribution Date to occur in calendar year 2001, $1,200,000 less the cumulative amount withdrawn prior to such Quarterly Distribution Date from the

                  Major Maintenance Reserve Account to pay Major Maintenance Costs;

                           (viii) during the period from such Quarterly
                  Distribution Date to the day preceding the fourth Quarterly Distribution Date to occur in calendar year 2001, $1,400,000 less the cumulative amount withdrawn prior to such Quarterly Distribution Date from the Major Maintenance Reserve Account to pay Major Maintenance Costs;

                           (ix) during the period from such Quarterly
                  Distribution Date and to the date that the Agent receives a certificate from a Responsible Officer of the Borrower certifying that no more Major Maintenance Expenses will be incurred and that all such costs have been paid in full, $1,600,000 less the cumulative amount withdrawn prior to such Quarterly Distribution Date from the Major Maintenance Reserve Account to pay Major Maintenance Costs; and

                           (x) thereafter, $0.

                  "Requirement of Law": as to any Person, the Certificate of Incorporation and By-Laws or partnership agreement or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its properties or to which such Person or any of its properties is subject.

                  "Responsible Officer": the president, the principal financial officer, the treasurer, the vice-president of finance, a senior vice president or an executive vice president of the Borrower or, with respect to financial matters, the chief financial officer of the Borrower.

                  "Restricted Payment": as defined in subsection 7.4 of the Agreement.

                  "Revenue Account": the Revenue Account established pursuant to the Security Deposit Agreement.

                  "Second Amended and Restated Loan Agreement": the Second Amended and Restated Loan Agreement, dated as of May 15, 1992, among the Borrower, the financial institutions parties thereto as lenders, and the Original Agent.

                  "Security Agent": First Union National Bank of North Carolina, as security agent under the Security Deposit Agreement.

                  "Security Agreement": the Amended and Restated Security Agreement, dated as September 15, 1988, between the

         Borrower and CIT, as agent for the Lenders, as amended by the First Amendment thereto dated as of May 15, 1992, as further amended by the Security Agreement Amendment and as the same may be further amended, supplemented or otherwise modified from time to time.

                  "Security Agreement Amendment": the Second Amendment to the Security Agreement dated as of December 22, 1997, substantially in the form of Exhibit L to the Agreement.

                  "Security Deposit Agreement": the Third Amended and Restated Security Deposit Agreement, dated as of December 22, 1997, among the Agent, the Security Agent and the Borrower substantially in the form of Exhibit M to the Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Security Documents": the Deed of Trust, the Ship Mortgage, the Pledge Agreement, the Assignments, the Security Agreement and the Security Deposit Agreement.

                  "Ship Mortgage": the First Preferred Ship Mortgage dated April 16, 1991, made by the Borrower in favor of the Agent, as amended by the First Amendment thereto, dated as of May 15, 1992, as further amended by the Ship Mortgage Amendment, and as the same may from time to time be further amended, supplemented or otherwise modified.

                  "Ship Mortgage Amendment": the Second Amendment to the Ship Mortgage, dated as of December 22, 1997, substantially in the form of Exhibit K to the Loan Agreement.

                  "Single Employer Plan": any Plan which is not a Multiemployer Plan.

                  "Site": the location in Portsmouth, Virginia described in
         Schedule I to the Agreement, together with all improvements from time to time constructed thereon and all appurtenances thereto.

                  "Specified Costs": as defined in the Cogentrix Energy Indemnity Agreement.

                  "Specified Default": any of the events specified in subsection 8.1(f) with respect to the Borrower, whether or not any requirement for the giving of notice, the lapse of time, or both, or for the happening of any other condition, has been satisfied.

                  "Steam Purchaser": Clariant and any other party obligated to purchase steam under the Steam Purchase Contract.

                  "Steam Purchase Contract": the Steam Purchase Contract, dated as of December 31, 1985, between the

         Borrower and the Steam Purchaser (as the successor thereunder to VCI), as the same may be amended, supplemented or otherwise modified from time to time in accordance with the provisions of subsection 7.10 of the Agreement.

                  "Sumitomo":  The Sumitomo Bank, Limited, Chicago Branch.

                  "Tax Account": the Tax Account established pursuant to the Security Deposit Agreement.

                  "Technical Services Agreement": Technical Services Agreement, dated as of April 26, 1983, between Cogentrix of North Carolina, Inc. and the Designer, as the same has been assigned to the Borrower pursuant to the Assignment dated as of December 1, 1986.

                  "Term Loan Amortization Amount": for any Installment Payment Date, an amount equal to the excess, if any, of the then outstanding unpaid principal amount of the Term Loans over the Total Permitted Term Loan Amount on such Installment Payment Date.

                  "Term Loans":  as defined in subsection 1.1 of the Agreement.

                  "Term Notes":  as defined in subsection 1.3 of the Agreement.

                  "Third Amended and Restated Loan Agreement": the Third Amended and Restated Loan Agreement, dated as of December 22, 1997, among the Borrower, the Lenders, the Issuing Bank and the Agent, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Third Restatement Effective Date": the date on which the conditions set forth in subsection 4.1 of the Third Amended and Restated Loan Agreement shall have been fulfilled in a manner satisfactory to the Lenders or waived by the Lenders, as such date is specified in a notice given by the Agent to the other parties hereto.

                  "Total Additional Term Loan Commitment": for any day, an amount equal to the lesser of (a) an amount equal to the excess of the Total Permitted Term Loan Amount on such day over the aggregate unpaid principal amount of the Term Loans on such day and (b) the Total Additional Term Loan Commitment Cap for such day.

                  "Total Additional Term Loan Commitment Cap": on any day, an amount equal to $43,500,000 less the aggregate amount of all reductions made on or before such day in the amount of the Total Additional Term Loan Commitment pursuant to subsection 3.5(a) or (b) of the Loan Agreement.

                  "Total Permitted Term Loan Amount": (a) on the Third Restatement Effective Date, an amount equal to $102,000,000 and (b) on any date thereafter, such amount as reduced from time to time pursuant to subsection 1.5 of the Loan Agreement.

                  "Tranche": the collective reference to Eurodollar Loans or CD Rate Loans having the same Interest Period (whether or not originally made on the same day); Tranches may be identified as "Eurodollar Tranches" or "CD Rate Tranches", as the case may be.

                  "Transferor Lenders": the collective reference to CIT, Sumitomo and BMO, as the lenders under the Existing Loan Agreement.

                  "Twelve-Month Project Cash Flow": as of any Installment Payment Date, the sum of Project Cash Flow for the twelve-month period ending on such date (or, in the case of the Installment Payment Dates occurring in March, June, September and December of 1998, for the period from the Third Restatement Effective Date to such Installment Payment Date).

                  "Twelve-Month Debt Coverage Ratio": as of any Installment Payment Date, the ratio of (a) Twelve-Month Project Cash Flow as of such date to (b) Twelve-Month Debt Service (not counting, for purposes of calculating this ratio, any mandatory prepayments of principal of the Term Loans pursuant to subsection 3.1(a)(ii) of the Agreement) as of such date.

                  "Twelve-Month Debt Service": as of any Installment Payment Date, Assumed Debt Service for the twelve-month period ending on such date (or, in the case of the Installment Payment Dates occurring in March, June, September and December of 1998, for the period from the Third Restatement Effective Date to such Installment Payment Date).

                  "Type": as to any Loan, its nature as a Prime Rate Loan, CD Rate Loan or a Eurodollar Loan.

                  "Value":  as defined in the Security Deposit Agreement.

                  "VCI":  Virginia Chemicals, Inc.

                  "VEP": Virginia Electric and Power Company, a Virginia corporation.

                  "Water Purchase Contract": the Water Purchase Contract, dated as of February 1, 1995, between Clariant (as the successor thereunder to Hoechst) and the Borrower, as the same may be amended, supplemented or otherwise modified in accordance with subsection 7.10 of the Agreement.

                  "Working Day": any Business Day on which dealings in foreign currencies and exchange between banks may be carried on in London, England.

                  All terms defined in this Annex A shall have the defined meanings when used and not defined in the Agreement, any Note or any Security Document or in any certificate or other document made or delivered pursuant hereto.

                  As used in the Agreement, any Note or any Security Document and in any certificate or other document made or delivered pursuant to any thereof, accounting terms relating to the Borrower not defined in this Annex A, and accounting terms partly defined in this Annex A to the extent not defined, shall have the respective meanings given to them under GAAP.

                  The words "hereof," "herein" and "hereunder" and words of similar import when used in an agreement shall refer to such agreement as a whole and not to any particular provision of such agreement, and section, schedule and exhibit references in any agreement are to such agreement unless otherwise specified.

                                                                      SCHEDULE I




                               DESCRIPTION OF SITE



                  The Site is described in Exhibits A and A-1 to the Deed of Trust, which description is incorporated herein by reference.

                                                                     SCHEDULE II



                                   LIABILITIES


Cogentrix Virginia Leasing Corporation:

             None

Cogentrix Energy, Inc.:

             - Indemnity agreement in connection with loan agreement between Credit Lyonnais, as agent, lenders and Cogentrix of North Carolina, Inc.

             - Reimbursement obligation related to draws under a $16 million letter of credit issued for the benefit of Credit Suisse, as agent and lenders related to Birchwood Power Partners, L.P.'s project debt.

                                                                    SCHEDULE III


                        GOVERNMENTAL ACTIONS AND PERMITS

                                     PART A
                                PERMITS OBTAINED


I.   Federal Permits and Licenses

     A. Certification as a Qualifying Facility,
        Section 3, Federal Power Act

                 1. Order Granting Application for Certification as a Qualifying Cogeneration Facility issued August 21, 1986, to Borrower by the Federal Energy Regulatory Commission of the United States of America ("FERC").

                 2. Notice of Qualifying Status as a Qualifying Cogeneration Facility filed December 30, 1993, by Borrower to the FERC (Self-Certification).

                 3. Notice of Qualifying Status as a Qualifying Cogeneration Facility filed December 22, 1997 by Borrower with FERC to reflect a change in the owner of the thermal host for the Facility.


     B. Dredge and Fill Permits

                 1. Permit number 86-1471-01 effective December 17, 1986 issued by U.S. Army Corps of Engineers to permit construction of pier facility at Virginia Chemicals site located at the foot of Norfolk Road, Portsmouth, Virginia.

                 2. Permit number 86-1412-01 effective December 17, 1986 issued by U.S. Army Corps of Engineers to permit construction of conveyor and steam line over Lake Kingman.


     C.  Coast Guard Approvals

                 1. Letter dated November 25, 1986 from U.S. Coast Guard states that no Coast Guard permit is necessary for construction of conveyor and steam line over Lake Kingman.

                 2. Certificate of Ownership of Vessel issued by the Department of Transportation U.S. Coast Guard on May 2, 1991 evidencing Borrower's ownership of Cogentrix I (Official No. 974857).

II.  Virginia State Permits and Licenses

     A. Air Quality

                 1. Air Quality (PSD) Permit No. 61049 issued December 23, 1986 to Borrower by the State Air Pollution Control Board of the Commonwealth of Virginia.

     B. Dredge and Fill Permits

                 1. Permit number 86-1471-2 dated December 15, 1986 issued by the Marine Resources Commission of the Commonwealth of Virginia to permit construction of pier facility at Virginia Chemical site.

                 2. Permit number 86-1412-2 dated December 15, 1986 issued by the Marine Resources Commission of the Commonwealth of Virginia to permit construction of conveyor and steam line over Lake Kingman.

     C. Power Purchase Agreement

                 1. The Power Purchase and Operating Agreement, dated as of July 21, 1986, between VEP and CVI, was filed with the Virginia State Corporation Commission on March 31, 1986.

                 2. The amendment, dated January 9, 1987, to the Power Purchase Agreement was filed with the Virginia State Corporation Commission.

                 3. The amendment, dated July 13, 1987 to the Power Purchase Agreement was filed with the Virginia State Corporation Commission.

     C. Water Quality

                 1. Water Quality (VPDES) permit No. VA 0074781 was issued by the Department of Environmental Quality of the Commonwealth of Virginia on August 29, 1994.

                 2. Water Quality (VPDES) permit No. VA 0074781 Modification was issued by the Department of Environmental Quality of the Commonwealth of Virginia on August 26, 1997.

     D. Well Permit

                 1. Ground water permit No. SE-98 for drilling of two wells was issued by the State Water Control Board of the Commonwealth of Virginia on June 11, 1987.

III.  Local Permits

      A. Building

                 1. Initial building permit No. 0757 issued December 22, 1986 by City of Portsmouth to Borrower and Contractor.

                 2. Borrower has obtained all necessary building permits from the City of Portsmouth with respect to the construction of the Facility.

      B. Utility

                 1.      Water Supply

                         Letter dated December 23, 1986 from Department of Public Utilities, City of Portsmouth, stating the capabilities of the Portsmouth Water System.

                 2.      Sewer Hook-up

                         Letter dated November 18, 1986 from Hampton Roads Sanitation District (HRSD) stating that the HRSD sanitation main can accommodate the projected use from the Facility.

      C. Certificate of Occupancy

                 1. Borrower obtained the Permanent Certificate of Occupancy from City of Portsmouth on October 3, 1988.

IV.   Other

                 The UCC, real estate and barge filings and recordings listed on
                 Schedule IV, Part I have been made.

                                     PART B
                             PERMITS TO BE OBTAINED

                 1. The UCC-3 assignments, real estate and barge filings and recordings listed in Schedule IV, Part II will be filed in connection with the transactions contemplated by the Third Amended and Restated Loan Agreement in each of the filing offices referred to in Schedule IV,
                         Part II.


                 2. The Power Purchase Agreement Amendment must be filed by VEP with the Virginia State Corporation Commission on or before December 31, 1998.

                                                                     SCHEDULE IV


                             RECORDINGS AND FILINGS


I. EXISTING FILINGS AND OTHER ACTIONS

A. UNIFORM COMMERCIAL CODE FILINGS
====================================================================================================================================
       Place of Filing      Debtor                   Secured Party                 File No.                                  File
       ---------------      ------                   -------------                 --------                                Date/Type
                                                                                                                           ---------
====================================================================================================================================
1.     Secretary of State,  Cogentrix Virginia       The CIT Group/ Equipment      0293888                                 01/15/87
       North Carolina       Leasing Corporation      Financing, Inc., as Agent     Financing Statement                     UCC-1
                                                                                   (All of the Debtor's right, title
                                                                                   and interest in and to all property,
                                                                                   tangible and intangible,...)
====================================================================================================================================
       Secretary of State,  Cogentrix Virginia       The CIT Group/ Equipment      0301248                                 02/09/87
       North Carolina       Leasing Corporation      Financing, Inc., as Agent     Amendment                               UCC-3
                                                                                   (Change to Exhibit A, real
                                                                                   property for the Site.)
====================================================================================================================================
       Secretary of State,  Cogentrix Virginia       The CIT Group/ Equipment      0499997                                 10/13/88
       North Carolina       Leasing Corporation      Financing, Inc.,  Agent       Amendment (Exhibit A: Amendments to     UCC-3
                                                                                   Coal Conveyor Easement, Steam Easement,
                                                                                   and Virginia Chemicals Ground
                                                                                   Lease parcel; Addition of Access
                                                                                   Easement. Addition of Ash Hauling
                                                                                   Agreement (Schedule I-"Basic Contracts"))
====================================================================================================================================
       Secretary of State,  Cogentrix Virginia       The CIT Group/ Equipment      0556838                                 04/10/89
       North Carolina       Leasing Corporation      Financing, Inc., as Agent     Amendment/D. address change from        UCC-3
                                                                                   "Parkway Plaza Blvd" to
                                                                                   "Arrowpoint Blvd"
====================================================================================================================================
       Secretary of State,  Cogentrix Virginia       The CIT Group/ Equipment      0839434                                 12/02/91
       North Carolina       Leasing Corporation      Financing, Inc., as Agent     Continuation of F/S No. 0293888         UCC-3
                                                                                   at "Parkway Blvd"
====================================================================================================================================
       Secretary of State,  Cogentrix Virginia       The CIT Group/ Equipment      0909964                                 07/23/92
       North Carolina       Leasing Corporation      Financing, Inc., as Agent     Amendment                               UCC-3
                                                                                   (Schedule I, Defined Terms:
                                                                                   Addition of "Barge," "Ground
                                                                                   Lease," and "Easements"; Amendment
                                                                                   to "Additional Contracts," "Facility,"
                                                                                   and "Security Deposit Agreement";
                                                                                   Amendment to Ash Hauling Agreement
                                                                                   ("Basic Contracts"); Deletion of
                                                                                   "Performance Bond" and "Labor and
                                                                                   Material Payment Bond" ("Basic
                                                                                   Contracts"). Amendment to final
                                                                                   sentence of Schedule I to allow Debtor

                                                                               2


====================================================================================================================================
       Place of Filing      Debtor                   Secured Party                 File No.                                  File
       ---------------      ------                   -------------                 --------                                Date/Type
                                                                                                                           ---------
====================================================================================================================================
                                                                                   to sell collateral pursuant to the
                                                                                   terms of the Second Amended Restated
                                                                                   Loan Agreement.)
====================================================================================================================================
       Secretary of State,  Cogentrix Virginia       The CIT Group/ Equipment      1403846                                  12/04/96
       North Carolina       Leasing Corporation      Financing, Inc., as Agent     Continuation of F/S No. 0293888          UCC-3
                                                                                   at "Parkway Blvd"
====================================================================================================================================
2.     Mecklenburg          Cogentrix Virginia       The CIT Group/ Equipment      000722                                   01/15/87
       County, North        Leasing Corporation      Financing, Inc., as Agent     Financing Statement                      UCC-1
       Carolina                                                                    (All of the Debtor's right, title and
                                                                                   interest in and to all property,
                                                                                   tangible and intangible,...)
====================================================================================================================================
       Mecklenburg          Cogentrix Virginia       The CIT Group/ Equipment      001814                                   02/09/87
       County, North        Leasing Corporation      Financing, Inc., as Agent     Amendment                                UCC-3
       Carolina                                                                    (Change to Exhibit A, real property
                                                                                   for the Site.)
====================================================================================================================================
       Mecklenburg          Cogentrix Virginia       The CIT Group/ Equipment      018813                                   10/13/88
       County, North        Leasing Corporation      Financing, Inc., as Agent     Amendment                                UCC-3
       Carolina                                                                    (Exhibit A: Amendments to Coal
                                                                                   Conveyor Easement, Steam
                                                                                   Easement, and Virginia Chemicals
                                                                                   Ground Lease parcel;
                                                                                   Addition of Access Easement.
                                                                                   Addition of Ash Hauling Agreement
                                                                                   (Schedule I-"Basic Contracts").)
====================================================================================================================================
       Mecklenburg          Cogentrix Virginia       The CIT Group/ Equipment      006378                                   04/13/89
       County, North        Leasing Corporation      Financing, Inc., as Agent     Amendment/D. address change              UCC-3
       Carolina
====================================================================================================================================
       Mecklenburg          Cogentrix Virginia       The CIT Group/ Equipment      015694                                   11/29/91
       County, North        Leasing Corporation      Financing, Inc., as Agent     Continuation of F/S No.000722            UCC-3
       Carolina
====================================================================================================================================
       Mecklenburg          Cogentrix Virginia       The CIT Group/ Equipment      010196                                   07/22/92
       County, North        Leasing Corporation      Financing, Inc., as Agent     Amendment                                UCC-3
       Carolina                                                                    (Schedule I, Defined Terms: Addition
                                                                                   of "Barge," "Ground Lease," and
                                                                                   "Easements"; Amendment to "Additional
                                                                                   Contracts," "Facility," and
                                                                                   "Security Deposit Agreement"; Amendment
                                                                                   to Ash Hauling Agreement ("Basic
                                                                                   Contracts"); Deletion of "Performance
                                                                                   Bond" and "Labor and Material Payment
                                                                                   Bond" ("Basic Contracts"). Amendment to
                                                                                   final sentence of Schedule I to allow
                                                                                   Debtor to sell collateral pursuant to
                                                                                   the terms of the Second



====================================================================================================================================
       Place of Filing      Debtor                   Secured Party                 File No.                                  File
       ---------------      ------                   -------------                 --------                                Date/Type
                                                                                                                           ---------
====================================================================================================================================
                                                                                   Amended Restated Loan Agreement.)
====================================================================================================================================
       Mecklenburg          Cogentrix Virginia       The CIT Group/ Equipment      014046                                   10/07/96
       County, North        Leasing Corporation      Financing, Inc., as Agent     Continuation of F/S No. 000722           UCC-3
       Carolina
====================================================================================================================================
3.     Secretary of         Cogentrix Virginia       The CIT Group/ Equipment      120499 (472135)                          03/13/87
       State, Kentucky      Leasing Corporation      Financing, Inc., as Agent     Financing Statement                      UCC-1
                                                                                   (All of the Debtor's right, title
                                                                                   and interest in and to all property,
                                                                                   tangible and intangible,...)
====================================================================================================================================
       Secretary of State,  Cogentrix Virginia       The CIT Group/ Equipment      120499 (557880)                          04/11/89
       Kentucky             Leasing Corporation      Financing, Inc., as Agent     Amendment/D. address change from         UCC-3
                                                                                   "Parkway Plaza Blvd" to
                                                                                   "Arrowpoint Blvd"
====================================================================================================================================
       Secretary of State,  Cogentrix Virginia       The CIT Group/ Equipment      120499 (657330)                          12/02/91
       Kentucky             Leasing Corporation      Financing, Inc., as Agent     Continuation of F/S No. 120499 at        UCC-3
                                                                                   "Parkway Plaza Blvd"
====================================================================================================================================
       Secretary of State,  Cogentrix Virginia       The CIT Group/ Equipment      120499 (692631)                          11/05/92
       Kentucky             Leasing Corporation      Financing, Inc., as Agent     Amendment to original financing          UCC-3
                                                                                   statement; and D. address change
                                                                                   (Exhibit A: Amendment to Coal
                                                                                   Conveyor Easement, Steam Easement,
                                                                                   and Virginia Chemicals Ground Lease
                                                                                   parcel; Addition of Access Easement.
                                                                                   Schedule I, Defined Terms: Addition
                                                                                   of "Barge, "Ground Lease," and
                                                                                   "Easements"; Amendment to "Additional
                                                                                   Contracts," "Facility," and "Security
                                                                                   Deposit Agreement";Amendment to Ash
                                                                                   Hauling Agreement ("Basic Contracts");
                                                                                   Deletion of "Performance Bond" and
                                                                                   "Labor and Material Payment Bond"
                                                                                   ("Basic Contracts"). Amendment to
                                                                                   final sentence of Schedule I to
                                                                                   allow Debtor to sell collateral pursuant
                                                                                   to the terms of the Second Amended
                                                                                   Restated Loan Agreement.)
====================================================================================================================================
       Secretary of State,  Cogentrix Virginia       The CIT Group/ Equipment      120499                                   12/4/96
       Kentucky             Leasing Corporation      Financing, Inc., as Agent     Continuation of F/S No. 120499           UCC-3
====================================================================================================================================
       Secretary of State,  Cogentix Virginia        The CIT Group/ Equipment      120499                                   01/07/97
       Kentucky             Leasing Corporation      Financing, Inc., as Agent     Continuation of F/S No. 120499           UCC-3
====================================================================================================================================
4.     Martin County,       Cogentrix Virginia       The CIT Group/ Equipment      42089                                    03/06/87
       Kentucky             Leasing Corporation      Financing, Inc., as Agent     Financing Statement                      UCC-1
                                                                                   (All of the Debtor's right, title
                                                                                   and interest in and to all

                                                                               4


====================================================================================================================================
       Place of Filing      Debtor                   Secured Party                 File No.                                  File
       ---------------      ------                   -------------                 --------                                Date/Type
                                                                                                                           ---------
====================================================================================================================================
                                                                                   property, tangible and intangible,...)
====================================================================================================================================
       Martin County,       Cogentrix Virginia       The CIT Group/ Equipment      55888                                    4/13/89
       Kentucky             Leasing Corporation      Financing, Inc., as Agent     Amendment/D. address change from         UCC-3
                                                                                   "Parkway Plaza Blvd" to
                                                                                   "Arrowpoint Blvd"
====================================================================================================================================
       Martin County,       Cogentrix Virginia       The CIT Group/ Equipment      42089                                    11/29/91
       Kentucky             Leasing Corporation      Financing, Inc., as Agent     Continuation of F/S 42089                UCC-3
====================================================================================================================================
       Martin County,       Cogentrix Virginia       The CIT Group/ Equipment      42089                                    11/05/92
       Kentucky             Leasing Corporation      Financing, Inc., as Agent     Amendment (Exhibit A: Amendment to       UCC-3
                                                                                   Coal Conveyor Easement, Steam
                                                                                   Easement, and Virginia Chemicals
                                                                                   Ground Lease parcel; Addition of
                                                                                   Access Easement. Schedule I, Defined
                                                                                   Terms: Addition of "Barge, "Ground
                                                                                   Lease," and "Easements"; Amendment
                                                                                   to "Additional Contracts," "Facility,"
                                                                                   and "Security Deposit Agreement";
                                                                                   Amendment to Ash Hauling Agreement
                                                                                   ("Basic Contracts");Deletion of
                                                                                   "Performance Bond" and "Labor and
                                                                                   Material Payment Bond".
====================================================================================================================================
       Martin County,       Cogentrix Virginia       The CIT Group/ Equipment      42089                                    02/13/97
       Kentucky             Leasing Corporation      Financing, Inc., as Agent     Continuation of F/S 42089                UCC-3
====================================================================================================================================
5.     State Corporation    Cogentrix Virginia       The CIT Group/ Equipment      870120272                                01/15/87
       Commission,          Leasing Corporation      Financing, Inc., as Agent     Financing Statement                      UCC-1
       Virginia                                                                    (All of the Debtor's right, title and
                                                                                   interest in and to all property,
                                                                                   tangible and intangible,...)
====================================================================================================================================
       State Corporation    Cogentrix Virginia       The CIT Group/ Equipment      870212524                                02/09/87
       Commission,          Leasing Corporation      Financing, Inc., as Agent     Amendment                                UCC-3
       Virginia                                                                    (Change to Exhibit A, real property
                                                                                   for Site.)
====================================================================================================================================
       State Corporation    Cogentrix Virginia       The CIT Group/ Equipment      881021216                                10/13/88
       Commission,          Leasing Corporation      Financing, Inc., as Agent     Amendment (Exhibit A: Amendment to       UCC-3
       Virginia                                                                    Coal Conveyor Easment, Steam Easement,
                                                                                   and Virginia Chemicals Ground Lease
                                                                                   parcel; Addition of Access Easement.
                                                                                   Addition of Ash Hauling Agreement
                                                                                   (Schedule I-"Basic contracts").)
====================================================================================================================================
       State Corporation    Cogentrix Virginia       The CIT Group/ Equipment      890421702                                04/17/89
       Commission,          Leasing Corporation      Financing, Inc., as Agent     Amendment/ D. address change             UCC-3
       Virginia

                                                                               5


====================================================================================================================================
       Place of Filing      Debtor                   Secured Party                 File No.                                  File
       ---------------      ------                   -------------                 --------                                Date/Type
                                                                                                                           ---------
====================================================================================================================================
       State Corporation    Cogentrix Virginia       The CIT Group/ Equipment      911210678                                12/03/91
       Commission,          Leasing Corporation      Financing, Inc., as Agent     Continuation of F/S No. 870120272        UCC-3
       Virginia
====================================================================================================================================
       State Corporation    Cogentrix Virginia       The CIT Group/ Equipment      920731112                                07/24/92
       Commission,          Leasing Corporation      Financing, Inc., as Agent     Amendment                                UCC-3
       Virginia                                                                    (Schedule I, Defined Terms: Addition
                                                                                   of "Barge," "Ground Lease," and
                                                                                   "Easements"; Amendment to "Additional
                                                                                   Contracts," "Facility," and "Security
                                                                                   Deposit Agreement"; Amendment to Ash
                                                                                   Hauling Agreement ("Basic Contracts");
                                                                                   Deletion of "Performance Bond" and
                                                                                   "Labor and Material Payment Bond"
                                                                                   ("Basic Contracts"). Amendment to
                                                                                   final sentence of Schedule I to allow
                                                                                   Debtor to sell collateral pursuant
                                                                                   to the terms of the Second Amended
                                                                                   Restated Loan Agreement.)
====================================================================================================================================
       State Corporation    Cogentrix Virginia       The CIT Group/ Equipment      9612047806                               12/04/96
       Commission,          Leasing Corporation      Financing, Inc., as Agent     Continuation of F/S No. 870120272        UCC-3
       Virginia
====================================================================================================================================
6.     Portsmouth City,     Cogentrix Virginia       The CIT Group/ Equipment      56307                                    01/22/87
       Virginia             Leasing Corporation      Financing, Inc., as Agent     Financing Statement                      UCC-1
                                                                                   (All of the Debtor's right, title
                                                                                   and interest in and to all property,
                                                                                   tangible and intangible,...)
====================================================================================================================================
       Portsmouth City,     Cogentrix Virginia       The CIT Group/ Equipment      56307                                    10/12/88
       Virginia             Leasing Corporation      Financing, Inc., as Agent     Amendment                                UCC-3
                                                                                   (Exhibit A: Amendments to Coal Conveyor
                                                                                   Easement, Steam Easement, and Virginia
                                                                                   Chemicals Ground Lease parcel; Addition
                                                                                   of Access Easement. Addition of Ash
                                                                                   Hauling Agreement (Schedule I-"Basic
                                                                                   Contracts").)
====================================================================================================================================
       Portsmouth City,     Cogentrix Virginia       The CIT Group/ Equipment      56307                                    04/11/89
       Virginia             Leasing Corporation      Financing, Inc., as Agent     Amendment/ D. address change             UCC-3
====================================================================================================================================
       Portsmouth City,     Cogentrix Virginia       The CIT Group/ Equipment      56307                                    12/04/91
       Virginia             Leasing Corporation      Financing, Inc., as Agent     Continuation of F/S 56307                UCC-3

                                                                               6


====================================================================================================================================
       Place of Filing      Debtor                   Secured Party                 File No.                                  File
       ---------------      ------                   -------------                 --------                                Date/Type
                                                                                                                           ---------
====================================================================================================================================
       Portsmouth City,     Cogentrix Virginia       The CIT Group/ Equipment      56307                                    07/27/92
       Virginia             Leasing Corporation      Financing, Inc., as Agent     Amendment                                UCC-3
                                                                                   (Schedule I, Defined Terms: Addition
                                                                                   of "Barge," "Ground Lease," and
                                                                                   "Easements"; Amendment to "Additional
                                                                                   Contracts," "Facility," and "Security
                                                                                   Deposit Agreement"; Amendment to Ash
                                                                                   Hauling Agreement("Basic Contracts");
                                                                                   Deletion of "Performance Bond" and
                                                                                   "Labor and Material Payment Bond"
                                                                                   ("Basic Contracts"). Amendment to
                                                                                   final sentence of Schedule I to allow
                                                                                   Debtor to sell collateral pursuant
                                                                                   to the terms of the Second Amended
                                                                                   Restated Loan Agreement.)
====================================================================================================================================
       Portsmouth City,     Cogentrix Virginia       The CIT Group/ Equipment      56307                                    12/06/96
       Virginia             Leasing Corporation      Financing, Inc., as Agent     Continuation of F/S 56307                UCC-3
====================================================================================================================================
       Portsmouth City,     Cogentrix Virginia       The CIT Group/ Equipment      56307                                    01/09/97
       Virginia             Leasing Corporation      Financing, Inc., as Agent     Continuation of F/S 56307                UCC-3
====================================================================================================================================


                                                                               7

B. REAL ESTATE RECORDINGS
====================================================================================================================================
Place of Filing            Debtor                    Secured Party              File No.                         File Date/Type
---------------            ------                    -------------              --------                         --------------
====================================================================================================================================
City of Portsmouth,        Cogentrix Virginia        The CIT Group/ Equipment   Deed Book 980, at Page 708       December 15, 1986;
Virginia                   Leasing Corporation       Financing, Inc., as Agent                                   Deed of Trust,
                                                                                                                 Deeds, Easement and
                                                                                                                 Ground Lease
====================================================================================================================================
City of Portsmouth,        Cogentrix Virginia        The CIT Group/ Equipment   Deed Book 1013, at Page 1928     September 1, 1988;
Virginia                   Leasing Corporation       Financing, Inc., as Agent                                   Easements Agreement
                                                                                                                 Amendment
====================================================================================================================================
City of Portsmouth,        Cogentrix Virginia        The CIT Group/ Equipment   Deed Book 1013, at Page 1941     September 15, 1988;
Virginia                   Leasing Corporation       Financing, Inc., as Agent                                   Deed of Trust
                                                                                                                 Amendment No. 1
====================================================================================================================================
City of Portsmouth,        Cogentrix Virginia        The CIT Group/ Equipment   Deed Book 1056, at Page 1261     April 26, 1991;
Virginia                   Leasing Corporation       Financing, Inc., as Agent                                   Deed of Trust
                                                                                                                 Amendment No. 2
====================================================================================================================================
City of Portsmouth,        Cogentrix Virginia        The CIT Group/ Equipment   Deed Book 1076, at Page 1467     May 15, 1992; Deed
Virginia                   Leasing Corporation       Financing, Inc., as Agent                                   of Trust Amendment
                                                                                                                 No. 3
====================================================================================================================================
City of Portsmouth,        Cogentrix Virginia        The CIT Group/ Equipment   Deed Book 1207, at Page 1115     February 1, 1995;
Virginia                   Leasing Corporation       Financing, Inc., as Agent                                   Deed of Trust
                                                                                                                 Amendment No. 4
====================================================================================================================================


                                                                               8


C. BARGE FILINGS

====================================================================================================================================
Place of Filing           Debtor                 Secured Party                  File No./ Type                             File Date
---------------           ------                 -------------                  --------------                             ---------
====================================================================================================================================
Office of the             Cogentrix Virginia     The CIT Group/Equipment        Book No. PM 9105 as Instrument No. 9       5/2/91
Documentation Officer;    Leasing Corporation    Financing, Inc., as Agent
Port of Norfolk,
Virginia
====================================================================================================================================
Office of the             Cogentrix Virginia     The CIT Group/Equipment        Book No. PM 9208 as Instrument No. 47      8/5/92
Documentation Officer;    Leasing Corporation    Financing, Inc., as Agent
Port of Norfolk,
Virginia
====================================================================================================================================

II. NEW FILINGS AND OTHER ACTIONS

A. UNIFORM COMMERCIAL CODE FILINGS
====================================================================================================================================
     Place of Filing      Debtor                 Secured Party                  File No./ Type                          File Type
     ---------------      ------                 -------------                  --------------                          ---------
====================================================================================================================================
2.   Secretary of State,  Cogentrix Virginia     Credit Lyonnais, as Agent      Assignment of Financing Statement        UCC-3
     North Carolina       Leasing Corporation                                   No. 0293888 from The CIT Group/
                                                                                Equipment Financing, Inc. to
                                                                                Credit Lyonnais
====================================================================================================================================
2.   Secretary of         Cogentrix Virginia     Credit Lyonnais, as Agent      Assignment of Financing Statement        UCC-3
     State, Kentucky      Leasing Corporation                                   No. 120499 from The CIT Group/
                                                                                Equipment Financing, Inc. to
                                                                                Credit Lyonnais
====================================================================================================================================
3.   Mecklenburg          Cogentrix Virginia     Credit Lyonnais, as Agent      Assignment of Financing Statement        UCC-3
     County, North        Leasing Corporation                                   No. 000722 from The CIT Group/
     Carolina                                                                   Equipment Financing, Inc. to
                                                                                Credit Lyonnais
====================================================================================================================================
4.   Martin County,       Cogentrix Virginia     Credit Lyonnais, as Agent      Assignment of Financing Statement        UCC-3
     Kentucky             Leasing Corporation                                   No. 42089 from The CIT Group/
                                                                                Equipment Financing, Inc. to
                                                                                Credit Lyonnais
====================================================================================================================================
5.   State Corporation    Cogentrix Virginia     Credit Lyonnais, as Agent      Assignment of Financing Statement        UCC-3
     Commission,          Leasing Corporation                                   No. 870120272 from The CIT Group/
     Virginia                                                                   Equipment Financing, Inc. to
                                                                                Credit Lyonnais
====================================================================================================================================
6.   Portsmouth City,     Cogentrix Virginia     Credit Lyonnais, as Agent      Assignment of Financing Statement        UCC-3
     Virginia             Leasing Corporation                                   No. 56307 from The CIT Group/
                                                                                Equipment Financing, Inc. to
                                                                                Credit Lyonnais
====================================================================================================================================

                                                                               9

B. ACTIONS WITH RESPECT TO PLEDGED STOCK

         Possession of stock certficates specified below together with undated stock powers executed in blank.
====================================================================================================================================
Grantor                   Issuer                    Class of Stock           Stock Certificate No. and Date            No. of Shares
-------                   ------                    --------------           ------------------------------            -------------
====================================================================================================================================
Cogentrix, Inc.           Cogentrix Virginia        Common Stock             2                                         1,000
                          Leasing Corporation                                June 30, 1986
====================================================================================================================================


C. REAL ESTATE RECORDINGS

====================================================================================================================================
Place of Filing             Debtor                     Secured Party                  File Type
---------------             ------                     -------------                  ---------
====================================================================================================================================
City of Portsmouth,         Cogentrix Virginia         Credit Lyonnais, as Agent      Deed of Trust, Amendment No. 5
Virginia                    Leasing Corporation
====================================================================================================================================


D. BARGE FILINGS
====================================================================================================================================
Place of Filing             Debtor                     Secured Party                  File Type
---------------             ------                     -------------                  ---------
====================================================================================================================================
National Vessel             Cogentrix Virginia         Credit Lyonnais, as Agent      Second Amendment to the First
Documentation Center;       Leasing Corporation                                        Preferred Ship Mortgage
Office of the United
States Coast Guard
====================================================================================================================================


                                                                      SCHEDULE V




                              ENVIRONMENTAL NOTICES

                 In October 1993, the Virginia Department of Environmental Quality (the "VDEQ") issued a notice of violation under the Facility's Virginia Pollution Discharge Elimination System Permit (the "VPDES"). The notice of violation related to a discharge of high pH water in excess of permit limits.

                  In August 1994 the VDEQ issued a notice of violation under the VPDES. The notice of violation related to exceedences in the limit in the VPDES for total suspended solids in July 94 and August 1994.

                 In each case, the exceedences were relatively minor, the problems giving rise to the exceedences were corrected promptly and no fines were assessed. No further action is required.

                                                                     SCHEDULE VI




                                 PERMITTED LIENS


                 All of the title exceptions listed on Schedule B of that certain policy of title insurance Policy No. PM977493C issued by Commonwealth Land Title Insurance Company and those certain Endorsements issued in reference to such title insurance policy dated through the date of recordation of the Deed of Trust Amendment No. 5, in each case as of the Third Restatement Effective Date.

                                                                    SCHEDULE VII

                            REDUCTION AMOUNT SCHEDULE




                                  Installment
Number                            Payment Date                             Amount
------                            ------------                             ------
 1                                March 7, 1998                            $4,590,000
 2                                June 7, 1998                             $4,590,000
 3                                September 7, 1998                        $4,590,000
 4                                December 7, 1998                         $4,590,000

 5                                March 7, 1999                            $4,845,000
 6                                June 7, 1999                             $4,845,000
 7                                September 7, 1999                        $4,845,000
 8                                December 7, 1999                         $4,845,000

 9                                March 7, 2000                            $5,355,000
10                                June 7, 2000                             $5,355,000
11                                September 7, 2000                        $5,355,000
12                                December 7, 2000                         $5,355,000

13                                March 7, 2001                            $5,610,000
14                                June 7, 2001                             $5,610,000
15                                September 7, 2001                        $5,610,000
16                                December 7, 2001                         $5,610,000

17                                March 7, 2002                            $6,120,000
18                                June 7, 2002                             $6,120,000
19                                September 7, 2002                        $6,120,000
20                                December 31, 2002                        $2,040,000

                                                                   SCHEDULE VIII


                        PENDING AND THREATENED LITIGATION


A.  Borrower

                  There is no pending or threatened litigation involving the Borrower.

B.  Project Participants

                  The Borrower is aware of no pending or threatened litigation against any Project Participant which seeks to restrain, prevent or change the transactions contemplated by the Project Documents or which could materially adversely affect the ability of the Borrower, the Parent or any Project Participant to perform its obligations under any of the Project Documents to which it is a party in whole or in part, or questioning the validity or legality of the transactions contemplated by the Project Documents.

                                                                     SCHEDULE IX


Lender                                                Column A                         Column B
                                             Existing Term Loan Amount1/            Loan Percentage
------                                       ---------------------------            ---------------

CREDIT LYONNAIS                                      $58,500,000.03                      100%

CREDIT LYONNAIS
1301 Avenue of the Americas
New York, New York  10019
Attention:  James Guidera
            Robert Colvin
Telephone:  (212) 261-7893/
            (212) 261-7882
Telecopier: (212) 261-7890

DOMESTIC LENDING OFFICE AND
EURODOLLAR LENDING OFFICE:

1301 Avenue of the Americas
New York, New York  10019
Attention:  Robert Colvin/
            Joslyn Rothe
Telephone:  (212) 261-7882/
            (212) 261-7886
Telecopier: (212) 261-7890
